File No. 2-95943
                                                     --------
          As filed with the SEC on [April 7, 1998]
                                   --------------

                     SECURITIES AND EXCHANGE COMMISSION
                          Washington, DC  20549

                                FORM N-14
    REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933   X
                                                            ----
                     Pre-Effective Amendment No.
                                                ----
                    Post-Effective Amendment No.
                                                ----
                   (Check appropriate box or boxes)

                         THE RIGHTIME FUND, INC.
          (Exact Name of Registrant as Specified in Charter)

                             (215) 887-8111
                   (Area Code and Telephone Number)

             218 Glenside Avenue, Wyncote, PA 19095-1594
               (Address of Principal Executive Offices
                Number, Street, City, State, Zip Code)

          David J. Rights, President; The Rightime Fund, Inc.
             218 Glenside Avenue, Wyncote, PA 19095-1594
               (Name and Address of Agent for Service,
                Number, Street, City, State, Zip Code)

                               Copies to:

                   Steven M. Felsenstein, Esquire
                Stradley, Ronon, Stevens & Young, LLP
                      2600 One Commerce Square
                      Philadelphia, PA  19103

       Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933.

    It is proposed that this registration statement will become effective on May 7, 1998, 1998 pursuant to Rule 488 under the
                  -----------
                     Securities Act of 1933.

  Calculation of Registration Fee under the Securities Act of 1933
  ----------------------------------------------------------------

     This registration statement offers common stock, par value
$.01, of the Blue Chip Fund series of the Registrant presently registered under the Form N-1A registration statement of the Registrant, File No.2-95943, and will be included on the Rule 24f-2 Notice filed by the Registrant pursuant to such Rule.


                                    Page     of     pages
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                                    Exhibit Index Page
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                                                     THE RIGHTIME FUND, INC.

                                                      CROSS REFERENCE SHEET
                                              (Pursuant to Rule 481(a) under the
                                                     Securities Act of 1933)

N-14 Item No. and Caption                                    Location in Prospectus
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PART A

1. Beginning of Registration Statement and                                  Cover Page of Registration Statement; Front Cover
   outside Front Cover Page of Prospectus                                   Page of Prospectus


2. Beginning and outside Back Cover Page of                                 Table of Contents
   Prospectus

3. Synopsis Information and Risk Factors                                    Summary; Risk Factors

4. Information About the Transaction                                        Summary; Reasons for the Reorganization;
                                                                            Information About the Reorganization



5. Information About the Registrant                                         Prospectus Cover Page; Summary; Comparison of
                                                                            Investment Policies and Risks; Information About
                                                                            Blue Chip Fund




6. Information About the Company Being                                      Prospectus Cover Page; Comparison of Investment
                                                                            Policies and Risks; Information About the Fund
                                                                            and Blue Chip Fund

   Acquired


7. Voting Information                                                       Prospectus Cover Page; Notice of Special Meeting
                                                                            of Shareholders; Summary-Voting Information;
                                                                            Voting Information and Principal Stockholders




                                                                            None
8. Interest of Certain Persons and Experts

9. Additional Information Required for                                      Not Applicable
   Reoffering by Persons Deemed to be
   Underwriters

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N-14 Item No. and Caption                                    Location in Prospectus
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PART B
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10.     Cover Page                                                           Cover Page of Statement of Additional Information



11.     Table of Contents                                                    Not Applicable

12.     Additional Information about the Registrant                          Incorporation of Documents by Reference in the
                                                                             Statement of Additional Information



13.     Additional Information about the Company                             Incorporation of Documents by Reference in the
        being Acquired                                                       Statement of Additional Information



14.     Financial Statements                                                 Incorporation of Documents by Reference in the
                                                                             Statement of Additional Information


PART C - OTHER INFORMATION

Part C contains the information required by Items 15-17 under the items set forth in the form.


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                   RIGHTIME GOVERNMENT SECURITIES FUND
                       of The Rightime Fund, Inc.

Dear Shareholder:

     Enclosed is a Notice of a Special Meeting of Shareholders of The Rightime Government Securities Fund which has been called for June 24, 1998 at 10:00 a.m., at our principal office at 218 Glenside Avenue, Wyncote, Pennsylvania 19095-1594. The accompanying Combined Proxy Statement/Prospectus describes a proposal which affects your Government Fund. To avoid the expense and delay of further solicitations, we ask you to give your prompt attention to this proposal, and vote by sending in the enclosed proxy card.

               PLEASE TAKE A MOMENT TO FILL OUT, SIGN AND
                   RETURN THE ENCLOSED PROXY CARD NOW!

     This meeting is very important to your Fund. You are being asked to consider and approve a Plan of Reorganization which would result in an exchange of shares in your Government Fund for those of a separate fund called The Rightime Blue Chip Fund. The Blue Chip Fund also is managed by Rightime Econometrics, Inc., the "Adviser" to the Government Fund. If the proposal is approved, on the date of the exchange you will receive shares in the Blue Chip Fund equal in value to your investment in the Government Fund.

     The transaction is being presented because, at this time, the assets of the Government Fund are not sufficient to continue to offer competitive performance and high quality service to shareholders of the Government Fund over the long term. The Blue Chip Fund possesses the operating economies of scale which allow shareholders to enjoy a relatively low cost investment program while receiving a high level of service, and also will enable shareholders to continue to have the market timing strategies utilized by the Adviser applied to your investment.

     Please take the time to review this document and vote now! To ensure that your vote is counted, indicate your position on the enclosed proxy card. Sign and return your card promptly. If you determine at a later date that you wish to attend this meeting, you may revoke your proxy and vote in person.

     Thank you for your attention to this matter.

                              Sincerely,
                              /S/DAVID J. RIGHTS
                              David J. Rights
                              Chairman


                         THE RIGHTIME FUND, INC.

                          218 Glenside Avenue
                    Wyncote, Pennsylvania 19095-1594

             NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF
               THE RIGHTIME GOVERNMENT SECURITIES FUND

                     To Be Held on June 24, 1998

To the Shareholders:

     NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of The Rightime Government Securities Fund (the "Government Fund") series of The Rightime Fund, Inc. (the "Company"), will be held at the Company's offices which are located at 218 Glenside Avenue, Wyncote, Pennsylvania 19095-1594 on June 24, 1998 at 10:00 a.m., for the following reasons:

     To approve or disapprove a Plan of Reorganization providing for the transfer of substantially all of the assets of the Government Fund to, and the assumption of the liabilities of the Government Fund by, The Rightime Blue Chip Fund series (the "Blue Chip Fund") of the Company, in exchange for shares of the Blue Chip Fund to be distributed to the shareholders of the Government Fund.

     To transact any other business as may properly come before the Special Meeting or any adjournment thereof.

     The transaction contemplated by the Plan of Reorganization is described in the attached Combined Proxy Statement/Prospectus. A copy of the Plan of Reorganization is attached as Exhibit A thereto and information about the Blue Chip Fund is also attached. Shareholders of record as of the close of business on April 30, 1998 are entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof.
                              By Order of the Board of Directors,
                              /S/EDWARD S. FORST, SR.
                              Edward S. Forst, Sr.
                              Secretary

May 18, 1998
The Board of Directors urges you to complete, date, sign and return the enclosed proxy card(s) in the enclosed postage-paid return envelope. It is important that you return your signed proxy promptly so that a quorum may be ensured. If you attend the meeting, you may vote your shares in person.



                   Combined Proxy Statement/Prospectus

                          TABLE OF CONTENTS
     Page
     ----
Chairman's Letter                                             Cover
Notice to Shareholders
Cover Page
Overview of the Reorganization and the Funds
     What is involved in the proposed Reorganization?
     Why is the Reorganization being proposed at this time?
     What vote is required in order to approve the
       Reorganization?
     What are the tax consequences of the Reorganization?
     How do the investment objectives and policies of the
       Funds compare?
     How are the Funds each managed?
     How are shares of the Funds distributed?
     What are the various fees and expenses of the Funds?
     How do the risks of the Funds compare?
     How did market conditions and the Fund's investment strategy affect the performance of the Blue Chip fund for the most recently completed fiscal year
     What is the purchase and redemption price of shares of
       the Blue Chip Fund?
     How are income and gains of the Funds distributed?

Information about the Reorganization
     Method of Carrying Out Reorganization
     Conditions Precedent to Closing
     Expenses of the Transaction
     Tax Considerations

Comparison of Investment Policies and Risks
     Blue Chip Fund and Government Fund
     Investment Policies - Blue Chip Fund
     Investment Policies - Government Fund
     Investment Policies - Both Funds
     Risk Factors
     Investment Restrictions

Information about the Company and the Funds
Voting Information and Principal Stockholders
Proposed Plan of Reorganization                            Exhibit A
Prospectus of The Rightime Fund, Inc. dated February 1,
  1998                                                     Exhibit B



                           PRELIMINARY COPY

                COMBINED PROXY STATEMENT/PROSPECTUS

                          Dated May 18, 1998

                   Acquisition of the assets of
             The Rightime Government Securities Fund
                by and in exchange for shares of
                  The Rightime Blue Chip Fund
           (each a series of The Rightime Fund, Inc.)



     This Combined Proxy Statement/Prospectus is being furnished to you by the Board of Directors of The Rightime Fund, Inc., a registered open-end investment company (the "Company"). The Board is recommending that shareholders approve a proposed consolidation of The Rightime Government Securities Fund (the "Government Fund") into The Rightime Blue Chip Fund (the "Blue Chip Fund"). The Funds are separate series of the Company and each is managed by Rightime Econometrics, Inc. (the "Adviser").

     The transaction is proposed because the Board has concluded that the small size of the Government Fund (approximately $7 million) makes it difficult to achieve desired investment returns for shareholders of the Government Fund, due in part to the proportionally higher expenses of operating a smaller fund. In addition, the Board believes that consolidation into the larger Blue Chip Fund (approximately $271 million) will be a more cost-effective investment and will continue to provide the benefits of the market timing strategies developed by the Adviser. The objective of the Blue Chip Fund is to achieve for its investors a high total return consistent with reasonable risk. The Blue Chip Fund seeks to achieve its objective by investing in securities of well known and established companies ("Blue Chips") and by making other investments selected in accordance with its investment policies and restrictions. The Blue Chip Fund also uses a variety of investment techniques in an effort to balance portfolio risks and to hedge market risks.

     Shareholder voting instructions provided by proxy will be voted at a Special Meeting of Shareholders called to consider a Plan of Reorganization (the "Plan"), which provides for the transfer of substantially all of the Government Fund's assets to the Blue Chip Fund. Following the transfer, the Government Fund shareholders will receive shares of the Blue Chip Fund having a net asset value equal to the net asset value of their investment in the Government Fund and the Government Fund will cease to exist.

(bullet) This Combined Proxy Statement/Prospectus sets forth concisely information about the Blue Chip Fund that a prospective investor should know before investing, and should be retained for future reference.

(bullet)     A Prospectus dated February 1, 1998 containing
information about the Blue Chip Fund (and the other Rightime Funds) is attached as Exhibit B and is incorporated by reference.

(bullet)     A Statement of Additional Information dated May 18, 1998
relating to this Combined Proxy Statement/Prospectus and the proposed reorganization has been filed with the U.S. Securities and Exchange Commission and is incorporated by reference. A copy may be obtained writing or calling the Company at:

                         The Rightime Fund, Inc.
                         218 Glenside Avenue
                         Wyncote, PA 19095-1594
                         1 (800) 866-9393

These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus/proxy statement. Any representation to the contrary is a criminal offense.

No person has been authorized to give any information or to make any representations other than those contained in this prospectus/proxy statement and in the materials expressly incorporated herein by reference and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund.



                                PROPOSAL

     TO APPROVE OR DISAPPROVE A PLAN OF REORGANIZATION PROVIDING FOR THE TRANSFER OF SUBSTANTIALLY ALL OF THE ASSETS OF THE
     GOVERNMENT FUND TO, AND THE ASSUMPTION OF THE LIABILITIES OF
     THE GOVERNMENT FUND BY, THE BLUE CHIP FUND IN EXCHANGE FOR
     SHARES OF THE BLUE CHIP FUND TO BE DISTRIBUTED TO THE
     SHAREHOLDERS OF THE GOVERNMENT FUND.

            Overview of the Reorganization and the Funds

     This summary of information contained in this Combined Proxy Statement/Prospectus is qualified by reference to the more complete information contained elsewhere in this document. The Plan of Reorganization and the Prospectus of the Blue Chip Fund are attached as Exhibits A and B, respectively.

What is involved in the proposed Reorganization?

The proposed Plan of Reorganization (the "Plan") provides for the transfer of substantially all of the assets of the Government Fund to the Blue Chip Fund in exchange for shares of the Blue Chip Fund and the assumption by the Blue Chip Fund of any liabilities of the Government Fund, following which the Blue Chip Fund shares received by the Government Fund in exchange for its assets will be distributed to the Government Fund shareholders, who will become Blue Chip Fund shareholders (collectively, the "Reorganization"), after which the Government Fund will be dissolved.

     As a result of the Reorganization, shareholders of the Government Fund will receive Blue Chip Fund shares equal in value to the net asset value of their existing investment in the Government Fund.

Why is the Reorganization being proposed at this time?

     The Board of Directors has concluded that it would be in the best interest of the shareholders of the Government Fund to combine the Government Fund with a larger fund in order to benefit from the economies of operating a larger fund, while achieving better diversification among investments possible in a larger fund. The Board has concluded that the anticipated growth in the assets of the Government Fund would not be sufficient to continue to offer shareholders a fund with competitive performance and high quality service over the long term.

     At meetings held on December 12, 1997 and March 20, 1998, the Board of Directors considered various options, including liquidation or reorganization into another fund. Due to the retirement-oriented nature of the largest portion of shareholder accounts in the Government Fund, liquidation was not viewed as a beneficial choice because retirement assets are generally invested for the long term. A reorganization with another investment company investing in government securities of the type held by the Government Fund was considered, but no suitable candidate was identified which would provide shareholders the benefits of market timing. The Board believes that market timing is the defining investment factor which distinguishes the funds which are operated within the Company, and therefore is the distinguishing characteristic of an investment in the Government Fund.

     The Board concluded, therefore, that the other series of the Company offered the best opportunity to continue to provide investors with the benefits which are sought from market timing. While the other series of the Company offer a substantially similar market timing program, none invest primarily in government securities. The Adviser has noted, however, that the Blue Chip Fund is a relatively conservative fund that utilizes a market timing function to produce a historical risk rating, or "beta," that is not significantly higher than that of the Government Fund. After considering the compatibility and comparative expenses of the Blue Chip and the Government Funds and the tax consequences and costs of the Reorganization, the Board approved the Reorganization and the Plan and determined to seek shareholder approval at the Special Meeting.

     While the Board recognizes that each shareholder should make an assessment of the shareholder's own financial situation and objectives, for the reasons summarized above, the Board, including a majority of the Directors who are not "interested persons" of either Fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), has concluded that the Reorganization is in the best interest of shareholders and therefore recommends that you vote FOR the Plan. If the Plan is not approved, the Board will consider other possible courses of action for the Government Fund, including dissolution and liquidation.

What vote is required in order to approve the Reorganization?

     Approval of the Plan (and therefore, the Reorganization) will require the vote of a majority of the shares of the Government Fund that are outstanding at the close of business on April 30, 1998 (the "Record Date"). Each shareholder will be entitled to one vote for each share of the Government Fund held on the Record Date and a fractional vote for each fractional share held at that time. On the
Record Date, there were [    ] outstanding shares of the Government
                        ------
Fund.

     Each shareholder is asked to sign and return the enclosed proxy card to indicate their voting instructions. You may, however, revoke your proxy by executing another proxy, by giving written notice of such revocation to the Company or by attending the meeting and voting by ballot at that meeting. If you return a signed proxy card without indicating voting instructions, your shares will be voted in favor of the Plan. If any other matter is properly placed before the meeting, your shares will be voted in accordance with the recommendation of the Board of Directors. The fund has no knowledge of any other matters which may be presented to the Meeting and, under corporate law, a special meeting is generally called solely for the purpose specified in the Notice.

The Company will include abstentions and broker non-votes for purposes of determining whether a quorum is present at the meeting, but will treat them as votes not cast and, therefore, not counted for purposes of determining whether matters to be voted upon at the meeting have been approved.

What are the tax consequences of the Reorganization?

     For most shareholders, the Reorganization will have no immediate tax consequence, as at least 70% (and possibly as much as 87%) of all shares of the Government Fund are held in tax-advantaged accounts. For shareholders who hold their shares in accounts which are not tax-advantaged, the tax effect of the Reorganization will be the same as if the shareholder sold or redeemed shares of the Government Fund. This means that such a shareholder will recognize a taxable gain or loss for federal income tax purposes depending on whether the net asset value of the shareholder's Government Fund shares at time of the Reorganization is greater or less than the total initial purchase price for such shares. For further information about the tax consequences of the Reorganization, see "Information About the Reorganization - Tax Considerations."

How do the investment objectives and policies of the Funds compare?

     Investment Objectives. While both Funds are managed by the --------------------- same Adviser using market timing models intended to reduce risk, there are substantial differences in the investment portfolios of the two Funds due to the fact that the Blue Chip Fund invests primarily in high quality equity securities, while the Government Fund invests primarily in government debt securities.

     The investment objective of the Blue Chip Fund is to achieve for its investors a high total return consistent with reasonable risk. The investment objective of the Government Fund is to achieve for its investors a high current income consistent with safety and liquidity of principal. The main difference between the Blue Chip Fund's "total return" objective and the Government Fund's "current income" objective is that the Blue Chip's "total return" objective seeks both capital gains from changes in stock prices as well as current income, while the Government Fund primarily seeks current income. The Blue Chip Fund can not predict what portion of its total return will consist of income versus capital gains. There can be no assurance that the Adviser will achieve the investment objective of either Fund.

     Market Timing. Both the Blue Chip Fund and the Government Fund ------------- are managed by the Adviser using a market timing strategy. Market timing involves the use of analytical techniques which seek to identify major market trends which, in the opinion of the Adviser, affect securities markets over periods of time, so a Fund may restructure its portfolio of investments to increase gains or income, or avoid losses. If the Adviser incorrectly judges turns in the market, a Fund may lose opportunities for gains or incur losses.

     The Blue Chip Fund will establish an "aggressive" portfolio strategy of investing when the Adviser anticipates a generally rising trend in securities markets. During such periods, the Blue Chip Fund may supplement its Blue Chip investments by investing up to 35% of its assets in other, often small to mid-size, common stocks which the Adviser believes exhibit positive growth potential in such markets. During periods when the Adviser anticipates a generally declining trend in securities markets, the Blue Chip Fund will establish a "conservative" portfolio strategy of investing primarily in the highest quality, most conservative Blue Chips and holding up to 35% of its assets in cash or cash equivalent investments. At such times, the Adviser will seek dividend or interest income and stability of principal and will emphasize income and protection of capital rather than gains. While the Blue Chip Fund will seek total return in all periods, it will do so by using investment strategies which the Adviser believes offer protection from risk and more conservative expectations.

     Changes in interest rates and in the securities markets generally will affect the prices of securities that may be held by the Government Fund. In anticipation of interest rate or securities market changes, the Adviser may, consistent with the objective of recognizing safety and liquidity of principal, attempt to protect against anticipated declines in the value of securities held, or increases in the cost of securities to be acquired, by hedging through the purchase or sale of futures contacts on Government Securities or related options. The Adviser may also adjust the maturity of the Government securities in the portfolio in response to market conditions. Such portfolio strategies are driven, in part, by the market timing analysis utilized by the Adviser.

     Investment Policies. The Blue Chip Fund seeks to achieve its ------------------- objective by investing primarily in "blue chip" common stocks ("Blue Chips"), which include common stocks listed in the Standard & Poor's Daily Stock Price Index of 500 common stocks or the Dow Jones Industrial Average Index of 30 common stocks, each of which are widely recognized indexes of general stock market movement. At least 65% of the Blue Chip Fund's assets will usually be invested in Blue Chips, and up to 100% may be so invested. Blue Chips generally have the following characteristics:
(i) large capitalization (greater than $100 million), (ii) history of earnings and dividends, and (iii) large number of publicly held shares and high trading volume, resulting in a high degree of liquidity. The Blue Chip Fund also seeks to achieve its objective by making other investments selected in accordance with Blue Chip Fund's investment restrictions and policies. The Blue Chip Fund generally seeks to invest in securities that the Adviser has determined are consistent with reasonable risk. The Blue Chip Fund uses a variety of investment techniques in an effort to generate a high total return consisting of the sum of interest, dividend and other income and net realized and unrealized appreciation in the value of Blue Chip Fund's portfolio of Blue Chips, cash equivalents (such as repurchase agreements or certificates of deposit), cash, stocks, bonds and other debt obligations, stock options, stock index options, stock index futures and options thereon. The Blue Chip Fund's pursuit of high total return is tempered by an attempt to limit risk to a reasonable level at all times.

     The Government Fund seeks to achieve its objective by investing primarily in securities that are issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities or secured by such securities, and by making other investments selected in accordance with its policies and restrictions. The Government Fund may purchase securities on a delayed delivery basis, or invest in repurchase agreements secured by U.S. Government securities. The Fund may also write covered call and put options and purchase call and put options on U.S. Government Securities in an effort to increase current income and to reduce fluctuations in net asset value. The Fund may protect against anticipated declines in the value of securities held or increases in the cost of securities to be acquired by hedging through purchase and sale of futures contracts on U.S. Government Securities and related options.

     Each Fund may temporarily take a defensive position by investing a greater portion of its assets (up to 100%) in cash, short-term U.S. Government Securities and related repurchase agreements. The Government Fund may also shorten the maturity of the Government Securities in its portfolio in response to market conditions to reduce risk.

How are the Funds each Managed?

     The business and affairs of each Fund is supervised by the Company's Board of Directors.

     Investment Management Services. The investments of each Fund ------------------------------ are managed by Rightime
Econometrics, Inc. (the "Adviser"), located 1095 Rydal Road, Rydal, PA 19046-1711, under investment advisory agreements (each an "Advisory Agreement") which became effective on the following dates:
Blue Chip Fund, July 1, 1987 and Government Fund, June 25, 1986. Each Advisory Agreement provides that the Adviser shall supervise and manage each Fund's investments and shall determine each Fund's portfolio transactions, in accordance with the stated objective, policies and restrictions of the Fund subject to periodic review and ratification by the Board of Directors. The Adviser will also keep certain books and records in connection with its services to each Fund. The Adviser is responsible for selecting brokers and dealers to execute transactions for each Fund. The Board has also authorized the Adviser and Fund management to consider sales of Fund shares when allocating brokerage, subject to the policy of obtaining best price and execution on such transactions.

     David J. Rights owns all of the voting common stock of the Adviser, Rightime Econometrics, Inc. Mr. Rights has provided Lincoln Investment Planning with investment research and related consulting services for over eleven years directly or through a predecessor entity of the same name merged into Rightime Econometrics, Inc. Mr. Rights is the President and the principal professional operating the investment advisor.

     Administrative Services. Each Fund has selected Rightime ----------------------- Administrators, Inc. (the
"Administrator") to serve as its Administrator. The Administrator, which is affiliated with both the Adviser and the Funds' distributor, is also located at 218 Glenside Avenue, Wyncote, PA 19095-1596. The Administrator serves under an agreement (the "Administration Agreement") relating to each Fund, which is dated the same date as each Fund's Advisory Agreement and provides that the Administrator will administer the Fund's affairs subject to the supervision of the Board of Directors and, in connection therewith, furnish each Fund with office facilities, and with any ordinary clerical and bookkeeping services not furnished by the Transfer Agent or Custodian. With the approval of the Company, the Administrator obtains certain of these services from Lincoln Investment Planning, Inc., the Fund's Distributor (see below).

     As compensation for its services the Administrator receives a fee, computed daily and payable monthly, at an annualized rate of each Fund's average daily net assets of 0.85%.

     Transfer and Dividend Disbursing Agent. The Fund has selected -------------------------------------- Lincoln Investment
Planning to serve as transfer agent, dividend disbursing agent, and as redemption agent for redemptions for the Blue Chip Fund and the Government Fund. The address of the transfer agent is 218 Glenside Avenue, Wyncote, PA 19095-1594.

     Custody Services.  CoreStates Bank, NA, Broad & Chestnut
     ---------------- Streets, Philadelphia, Pennsylvania acts as the Custodian of the securities and cash of the Blue Chip Fund and the Government Fund.

How are shares of the Funds distributed?

     Lincoln Investment Planning, Inc. (the "Distributor") is each Fund's distributor under Distribution Agreements dated July 1, 1987 for the Blue Chip Fund and June 25, 1986 for the Government Fund. The Distributor promotes the distribution of the shares of the Funds in accordance with the agreements and the terms of the Distribution Plan of each Fund (the "Distribution Plan") adopted pursuant to Rule 12b-1 under the 1940 Act. The Distributor has also entered into a Wholesaling Agreement with an affiliate of the Adviser which is a registered broker-dealer, under which that firm assists the Distributor in certain marketing of the Company's shares.

     The Distribution Plans provide for the use of Fund assets to pay expenses of distributing Fund shares and provide that the Funds may incur distribution costs which may not exceed .50% per annum of the Blue Chip Fund's net assets and 0.25% per annum of the Government Fund's net assets, for payments to the Distributor, sales representatives or other third parties who render promotional and distribution services, for items such as advertising expenses, selling expenses, commissions or travel reasonably intended to result in sales of shares of the Fund and for printing of prospectuses sent to prospective investors. The Funds will not bear any distribution expenses in excess of their payments to the Distributor under the Plans as described above. The Plans do not limit the amounts paid to the Distributor by each Fund to amounts actually expended by the Distributor, and it is therefore possible for payments to the Distributor to exceed its expenses in a particular year.

     At the present time, however, the budgeted expenses of the Distributor, including commissions to its representatives and those of other dealers, will generally exceed the payments under each Distribution Agreement. The Distributor will advance such amounts from its own resources. While the Distributor has advised the Fund it hopes to recover such "excess" payments through its normal fees in later years, the series of the Fund are not legally obligated to repay such excess amounts or to continue the Distribution Plans or the Distribution Agreements for such purpose.

What are the various fees and expenses for the Blue Chip Fund and the Government Fund.

     The following information is provided in order to assist you in understanding the fees and expenses that an investor in the Blue Chip Fund and the Government Fund will bear directly or indirectly. The expense figures and example shown are based on figures from the fiscal year ended on October 31, 1997. While actual expenses may be greater or less than those shown, the expenses of the Blue Chip Fund are not expected to change materially as a result of the proposed Reorganization.
                                  Blue Chip Fund     Government Fund
                                  --------------     ---------------
Shareholder Transaction Expenses
     Maximum Sales Load Imposed on
     Purchases (as a percentage of
     offering price)                  4.75%               4.75%

Annual Fund Operating Expenses
(as a percentage of average
net assets)
     Advisory Fees                    0.50%               0.40%
     12b-1 Fees (including
     distribution and 0.25%
     shareholder servicing fees)      0.50%               0.25%
     Other Expenses                   1.09%               1.64%
                                     -----               -----
     Total Fund Operating Expenses    2.09%               2.29%

Example

You would pay the following
expenses on a $1000 investment,
assuming a 5% annual return and
redemption at the end of each
time period.

          1 year                      $ 68                $ 70
          3 years                     $110                $116
          5 years                     $155                $164
          10 years                    $279                $298

How do the risks of the Blue Chip Fund and the Government Fund compare?

     Because the Blue Chip Fund invests primarily in equity securities such as common stocks and the Government Fund invests primarily in government debt securities, the principal risk factors are materially different for the two Funds.

     Investments in common stocks in general are subject to market, economic and business risks that cause prices to fluctuate over time. Stock markets tend to be cyclical, with periods when stocks prices generally rise and periods when stock prices generally decline. Blue Chips represent ownership of well known, more established companies and tend to be viewed as a relatively more conservative equity investment, since such stocks tend to have large capitalization, a history of earnings and dividends and a high trading volume, resulting in a high degree of liquidity.

     An investment in the Government Fund involves a lesser degree of risk due to the general nature of government debt securities. However, changes and fluctuations in interest rates over time can result in price fluctuations for government securities, which can be more dramatic for securities with longer maturities.

     The Adviser utilizes a market timing strategy for each Fund, under which the Adviser seeks to identify major market trends and to restructure the Funds' portfolio in response to such trends. There can be no guarantee, however, that the Adviser's market timing judgments will result in favorable returns or avoidance of risk.

     Each Fund may invest in repurchase agreements, which involve risks of loss if a seller defaults on its obligations under an agreement. The Blue Chip Fund has the right to engage in futures transactions, including index futures, for hedging purposes, to attempt to balance portfolio volatility. The Government Fund may utilize options and futures on Government Securities, or options on such futures, as a hedge against interest rate and net asset value fluctuations. Each of the Funds expects a portfolio turnover rate higher than that of other funds with similar objectives.

How did market conditions and the Fund's investment strategy affect the performance of the Blue Chip Fund during the most recently completed fiscal year?

     The fiscal year ending October 31, 1997 was the third straight year of excellent returns for equity investors. Although there were turbulent months during the year, investors were rewarded for their perseverance. Most broad stock indices performed strongly. Large capitalization stocks and technology issues were strongest over the previous twelve month period. However, as October wound down, economic upheaval in Southeast Asia made investing in multi-national stocks and technology companies riskier.

     Unfortunately, the Rightime Blue Chip Fund missed much of these gains. February and March were difficult months in the market.
Smaller capitalization stocks and technology issues were declining rapidly. By March even the S&P 500 had given back much of its year-to-date returns. Our model, the Rightime Market Model (Registration
Mark), turned negative in April and we limited our exposure to equities. Our model did not tell us to buy equities until July. Typically, we would expect to see improvement in fundamental indicators, followed by monetary indicators, then improved sentiment, and finally the market building momentum changes. These market indicators reversed their normal course of action in the spring of 1997. Investors were willing to believe that the fundamentals would improve eventually.
This drove stocks higher. RTE's risk-averse nature kept us out of the market until the fundamentals supported the rise. The bulk of the gains which were registered by investors this year took place during those twelve weeks.

     Since April we have seen a downward trend in long-term interest rates. Earnings have remained strong although not as strong as in 1996. Unemployment is at near-record levels and yet there has been limited data to indicate that the economy is so strong that inflation may become a problem. Since July, we have remained invested in equities in accordance with the Rightime Market Model (Registration Mark) and have been rewarded with moderate gains.


------------------------------------------------------------------
               Average Annual Total Return
------------------------------------------------------------------

 1 Year     5 Years     10 Years     Since Inception July 22, 1987

------------------------------------------------------------------
 -2.24%      8.80%        8.76%               8.63%
------------------------------------------------------------------

Performance Comparison

The "Performance Comparison" chart assesses the Rightime Blue Chip Fund's performance against the S&P 500 Index, an unmanaged index of common stock prices. The "Risk Adjusted Performance Comparison" more closely reflects the fund's performance as compared to a consistent risk level.

The Rightime Blue Chip Fund utilizes a modeled approach to investing which attempts to minimize risk by moving assets to money market equivalent investments during periods in which the market appears to be overvalued. This approach, over full market cycles, tends to invest in low risk, or money market-like securities approximately half of the time. In order to provide an equivalent risk level this comparison assumes that assets are invested half in the S&P 500 Index and half in a money market fund index. This balanced index approaches the risk level of each fund that has been in existence for at least one full market cycle and therefore provides a more meaningful performance comparison.

The performance shown represents past performance and is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than the original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and reflecting the 4.75% sales charge.


Performance Comparison

Rightime Blue Chip Fund
S & P 500 Index
Money Market Fund Index



[GRAPHIC WORK TO BE INSERTED BY PRINTER]

Comparison of change in value of $10,000 investment in the Rightime BlueChip Fund, S & P 500 Index and Money Market Fund Index.

Risk-adjusted Performance Comparison

Rightime Blue Chip Fund
Balanced Reference Index (50% S & P 500/50% Money Market)
Money Market Fund Index

[GRAPHIC WORK TO BE INSERTED BY PRINTER]

Comparison of change in value of $10,000 investment in the Rightime Blue Chip Fund, Balanced Reference Index (50% S & P 500/50% Money
Market), and Money Market Fund Index.

What is the purchase and redemption price of shares of the Blue Chip
Fund?

     Shares of the Blue Chip Fund issued in the Reorganization will be sold at their net asset value, without any sales charges whatsoever. Normally, the Blue Chip Fund, like the Government Fund, offers its shares for sale to the public through the Distributor at the offering price next computed after the receipt of the purchase order by the Distributor. The offering price reflects a maximum sales load of 4.75% and lower sales loads apply for larger purchases (see the table below). There are no sales loads charged on the automatic reinvestment of dividends and gains. The minimum initial investment for each Fund is $2,000 and each subsequent investment must be not less than $100. The Blue Chip Fund may waive these minimums for qualified tax sheltered retirement plans.

                                     Sales Load as % of

Amount of Purchase             Offering     Amount        Dealer's
                                Price      Invested     Concession
                                -----      --------     ----------
Less than $50,000               4.75%       4.99%          4.25%

$50,000 but under $100,000      3.75        3.90           3.35

$100,000 but under $500,000     2.75        2.83           2.45

$500,000 but under $1,000,000   1.75        1.80           1.55

$1,000,000 but under $2,000,000  .75         .76            .65


----------------------
For purchases of $2 million or more there is no sales load.

     Purchases of $50,000 or more at offering price carry reduced sales loads as shown in the preceding table, and may include a series of purchases over a 13-month period under a Letter of Intent signed by a purchaser. The reduced sales load shown above is also available on purchases under all retirement plans. The sales load table is applicable to purchases made at one time by an individual; or an individual, his or her spouse and their children under the age of 21; or a trustee or other fiduciary of a single trust estate or single fiduciary account (including an employee benefit plan qualified under Section 401 of the Internal Revenue Code).

     Shareholders of the Blue Chip Fund and the Government Fund, may reduce their sales load by signing a Letter of Intent, which permits purchases over a 13-month period to obtain a reduced sales load. They may also combine shares in their accounts and accounts for other series of the Fund for Rights of Accumulation to provide a reduced sales load on new purchases. Shareholders in 403(b)(7) accounts may not combine their accounts with other shareholders for a reduced sales load.

     Shareholders may redeem their shares of the Funds without charge on any day that the Funds calculate their net asset values. Redemptions will be effective at the net asset value per share next determined after the receipt of a redemption request meeting the requirements described below. The Funds normally send redemption proceeds on the next business day, but in any event redemption proceeds are sent within seven days of receipt of a redemption request in proper form.

     If the Board of Directors determines that it would be detrimental to the best interest of the remaining shareholders of the Fund to make payment in cash, the Fund may pay the redemption price in whole or in part by distribution in kind of securities from the portfolio of the Fund. Such securities will be valued on the basis of the procedures used to determine the net asset value at the time of the redemption. If shares are redeemed in kind, the redeeming shareholder may incur brokerage costs in converting the assets into cash.

     Shareholders of the Blue Chip and Government Funds are permitted to exchange all or part of their shares into any Fund in the Rightime Group of Funds at net asset value, in states where shares of the Fund being acquired can be sold. No fees are charged for the exchange privilege.

     Orders for purchases are effected at the offering price next calculated by each series of the Fund after receipt of the order by the Fund's Distributor. The pubic offering price consists of net asset value per share next calculated plus any applicable sales load. The offering price and the net asset value of a Fund share are determined as of 4:00 P.M. Eastern time on each day the New York Stock Exchange is open for unrestricted trading from Monday through Friday. The net asset value is determined by dividing the value of each series of the Fund's securities, plus any cash and other assets, less all liabilities, by the number of shares outstanding. Expenses and fees of each Fund, including the administrative, the advisory and the distributor fees, are accrued daily and taken into account for the purpose of determining the net asset value.

How are income and gains of the Funds distributed?

     The Blue Chip Fund declares and pays annual dividends to shareholders of substantially all of its net investment income, if any, earned during the year from investments, and also distributes net realized capital gains, if any, once each year. The Government Fund declares and pays monthly dividends of substantially all of its net investment income, if any, earned from its investments. The Government Fund also distributes all of its net realized capital gains, if any, once each year.

     Expenses of the Funds, including the Administrative fee, the Advisory fee and Distribution fees, are accrued each day. Reinvestment of dividends and distributions in additional shares of the Funds are made on the payment date at the net asset value determined on the record date of the dividend or distribution unless the shareholder has elected in writing to receive dividends or distributions in cash.



              INFORMATION ABOUT THE REORGANIZATION

     The following is a summary of the Plan of Reorganization, and is subject in all respects to the provisions of, and is qualified in its entirety by reference to, the Plan, a copy of which is attached hereto as Exhibit A.

     Method of Carrying Out the Reorganization. It is expected that ----------------------------------------- the Reorganization of
the Government Fund will be consummated promptly upon approval of the Plan by the shareholders of the Government Fund, subject to satisfaction of the various conditions to the obligations of each of the parties. (See "Conditions Precedent to Closing.") Consummation of the Reorganization will be on June 24, 1998, or such other date as is determined by the Company on behalf of the Blue Chip Fund and the Government Fund (the "Closing Date"), provided that the Plan may be terminated by the Company on behalf of either Fund if the Closing Date does not occur on or before October 31, 1998.

     On the Closing Date, the Government Fund will transfer substantially all of its assets to the Blue Chip Fund in exchange for shares of the Blue Chip Fund having an aggregate net asset value equal to the aggregate value of assets so transferred as of 4:00 P.M. Eastern time on the Closing Date. It is expected that the Government Fund will convert its securities holdings to cash prior to the transfer. In the event that the shareholders of the Government Fund do not approve the Plan, the assets of the Government Fund will not be transferred on the Closing Date and the obligations of the Company under the Plan relating to the Government Fund shall not be effective.

     If the Reorganization is approved, and the conditions to the Closing have been satisfied, the stock transfer books of the Company with respect to the Government Fund will be permanently closed as of 4:00 P.M. Eastern time on the Closing Date and only requests for redemption of shares of the Government Fund received in proper form prior to 4:00 P.M. on the Closing Date will be accepted. Redemption requests relating to the Government Fund received thereafter shall be deemed to be redemption requests for shares of the Blue Chip Fund which are to be distributed to the former shareholders of the Government Fund.

     Upon consummation of the Reorganization, the Government Fund will receive shares of the Blue Chip Fund. The number of shares shall be determined by dividing the aggregate value of the assets of the Government Fund to be transferred (computed in accordance with the policies and procedures set forth in the current prospectus of the Government Fund and using market quotations determined by the Government Fund) by the net asset value per share of the common stock of the Blue Chip Fund as of 4:00 P.M. Eastern time on the Closing Date.

Since the relative asset value of the Government Fund and the Blue Chip Fund have not yet been ascertained for the purposes of the Closing, it is not possible to determine the exact exchange ratio until the Closing Date. Fluctuations and relative performances of the Government Fund and the Blue Chip Fund, among other matters, will affect this ratio. However, if the Closing Date had been March 31, 1998, a shareholder of the Government Fund would have received
 .312085 shares of the Blue Chip Fund for each share of the Government Fund held.

     Conditions Precedent to Closing. The obligation to transfer ------------------------------- the assets of the Government
Fund to the Blue Chip Fund pursuant to the Plan is subject to the satisfaction of certain conditions precedent, including performance by the Blue Chip Fund, in all material respects, of its agreements and undertakings under the Plan, the receipt of certain documents from the Blue Chip Fund, and requisite approval of the Plan by the shareholders of the Government Fund, as described above. The obligations of the Blue Chip Fund to consummate the Reorganization is subject to the satisfaction of certain conditions precedent, including the performance by the Company of its undertakings under the Plan, the receipt of certain documents and financial statements.

     Expenses of the Transaction. The Government Fund will bear the --------------------------- expenses incurred in connection with entering into and consummating the transaction contemplated by the Plan.

     Tax Considerations.  It is intended that the Reorganization
     ------------------ will be treated as a purchase and sale transaction for federal income tax purposes, with gain or loss recognized as a consequence of the Reorganization by the shareholders of the Government Fund.

     As noted under "Overview of the Reorganization..." above, at least 70% (and possibly as much as 87%) of the shares of the Government Fund are held in tax-advantaged accounts, and will not be required to pay taxes on gains, if any, realized in connection with the Closing. Other shares may be held in accounts required to recognize currently the gains, if any, resulting from the disposition of such shares. The Board has concluded that the obligation to recognize and pay taxes on such gains will not result in a material adverse effect for such shareholders, as the current investment practices of the Government Fund generally result in the recognition of gains, if any, during the current tax year. In accordance with Sub-chapter M of the Internal Revenue Code, the Government Fund must distribute each year all realized gains, which are then currently taxable to the recipient.

     Shareholders of the Government Fund should consult their tax advisors regarding the effect, if any, of the Reorganization in light of their individual circumstances. Since the foregoing discussion only relates to the federal income tax consequences of the Reorganization, shareholders of the Government Fund should also consult their tax advisers as to state and local tax consequences, if any, of a Reorganization.

     Description of Shares of the Blue Chip Fund. Shares of the ------------------------------------------- Blue Chip Fund will be issued to shareholders of the Government Fund in accordance with the procedures under the Plan as described above. Each share will be fully paid and nonassessable when issued with no personal liability attaching to the ownership thereof, will have no preemptive or conversion rights and will be transferable upon the books of the Blue Chip Fund. In accordance with the Blue Chip Fund's normal procedures as specified in its prospectus, the Blue Chip Fund will not issue certificates for shares of its capital stock to shareholders of the Government Fund as part of the Reorganization. Instead, ownership of Blue Chip Fund shares will be recorded electronically and the Blue Chip Fund will issue a confirmation to shareholders who acquire shares as a result of the Reorganization. No redemption or repurchase of Blue Chip Fund shares issued to shareholders whose Government Fund shares were represented by unsurrendered stock certificates shall be permitted until such certificates have been surrendered for cancellation.

     As shareholders of the Blue Chip Fund, former shareholders of the Government Fund will have substantially similar voting rights and rights upon dissolution with respect to the Blue Chip Fund as they currently have with respect to the Government Fund.

     It is the position of the Division of Investment Management of the U.S. Securities and Exchange Commission that shareholders of the Government Fund will not be entitled to any "dissenters' rights" since the proposed reorganization is between two open-end investment companies registered under the 1940 Act. Although no dissenters' rights may be available to shareholders of the Government Fund, shareholders have the right to redeem their shares at net asset value until the Closing Date, and thereafter such shareholders may redeem their Blue Chip Fund shares at net asset value or exchange their Blue Chip Fund shares into shares of any other fund in the Rightime Family of Funds subject to the terms of the Prospectus of the fund being acquired.

     To the extent permitted by law, the Plan may be amended without shareholder approval by the Fund on behalf of the Blue Chip Fund or the Government Fund. The Plan may be terminated and the Reorganization abandoned at any time before or, to the extent permitted by law, after the approval of shareholders of the Government Fund by the Company on behalf of the Blue Chip Fund or the Government Fund.

            COMPARISON OF INVESTMENT POLICIES AND RISKS

     Blue Chip Fund and Government Fund. The Blue Chip Fund's ---------------------------------- objective is to achieve for its investors a high total return consistent with reasonable risk. The Fund seeks to achieve its objective by investing primarily in equity securities of well-known and established companies. The objective of the Government Fund is to achieve for its investors a high current income consistent with safety and liquidity of principal. The investment objective of each Fund is fundamental, which means that it may not be changed without the approval of shareholders in the manner described herein. Unless otherwise specified, the investment policies of each of the Blue Chip Fund and the Government Fund may be changed without shareholder approval and the investment restrictions may not. Policies or restrictions stated as fundamental may not be changed without the approval of the lesser of (i) a majority of the outstanding shares, or (ii) 67% of the shares represented at a meeting of shareholders at which the holders of more than 50% of the outstanding shares are represented.

     Investment Policies - Blue Chip Fund.  The Blue Chip Fund
     ------------------------------------ varies its investment strategies, including its hedging activities, in an effort to generate a high total return.

The Blue Chip Fund seeks to take advantage of opportunities to achieve its objective by establishing an "aggressive" portfolio strategy during periods when the Adviser anticipates a generally rising trend in securities markets which will produce income or gains contributing to the Fund's return. The Blue Chip Fund evaluates its efforts to achieve its objective against the risks it must bear to generate that return. The Blue Chip Fund also seeks to take advantage of opportunities for dividend or interest income and stability of principal by establishing a "conservative" portfolio strategy during periods of time when the Adviser anticipates a generally declining trend in securities markets, emphasizing protection of gains and income over gains. In addition, when the Adviser anticipates volatile or abnormal market conditions, the Blue Chip Fund may adopt a temporary "defensive" posture which accords a priority to protecting the inherent value of the Fund's capital.

     Blue Chip equity securities (such as common and preferred stock) will be selected for the Blue Chip Fund based upon the expected appreciation potential, income, and/or liquidity of the security. In selecting preferred stock, the Adviser does not rely upon published ratings of issuers, but may consider such ratings in making its recommendations. Debt securities (such as bonds or other obligations, including money market securities), will be selected after considering factors such as the interest rate and the soundness of the issuer. The Adviser does not rely upon published ratings of such issuers, but may consider such ratings in making its recommendations.

     The Blue Chip Fund may also invest in preferred stock and debt securities. Preferred stocks and debt securities in which the Fund may invest are rated at the time of purchase Baa or higher by Moody's Investor Service, Inc. or BBB or higher by Standard and Poor's Corporation, or in the opinion of the Adviser will be of comparable quality.

     The Blue Chip Fund may invest in money market securities, which include: marketable securities issued or guaranteed as to principal and interest by the government of the United States or by its agencies or instrumentalities; domestic bank certificates of deposit; bankers' acceptances; prime commercial paper rated in the two highest categories by Moody's and Standard & Poor's Corp.; and repurchase agreements (secured by United States Treasury or agency obligations).

     Investment Policies - Government Fund The Government Fund varies ------------------------------------- its investment strategies, including hedging activities, in an effort to protect against anticipated declines in the value of securities held or increases in
the cost of securities to be acquired.   Depending on market conditions,
the Government Fund may temporarily take a defensive position by investing a greater portion of its assets in cash, short-term Government Securities and related repurchase agreements or by otherwise reducing the general maturity of its portfolio.

     Under normal circumstances at least 65% of the Government Fund's assets will be invested in Government Securities, including such securities purchased on a delayed delivery basis, or repurchase agreement secured by such securities. Government Securities include: (1) U.S. Treasury obligations, which differ only as to their interest rates, maturities and times of issuance: U.S. Treasury bills (Maturity of one year or less), U.S. Treasury notes (maturities of one to ten years), and U.S. Treasury bonds (generally maturities of greater than ten years), and separated or dividend
U.S. Treasury securities (stripped by the U.S. Treasury) whose payments of principal and interest are all backed by the full faith and credit of the United States; and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities, or guaranteed by U.S. Government agencies and instrumentalities, some of which are backed by the full faith and credit of the U.S. Treasury, e.g., direct pass-through certificates of the Government National Mortgage Association (generally referred to as "GNMA");
some of which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of Federal Home Loan Banks; and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association. Generally, GNMA's are inversely affected by changes in interest rates, i.e., as interest rates decline, market value increases and as interest rates rise, market value declines. Consequently, GNMA's are subject to the risk of market price fluctuations. The Fund cannot "lock-in" long-term interest rates by purchasing such securities because the average life of the underlying mortgage instrument is likely to be substantially less than the original maturity. As a result of the need to reinvest prepayment of principal generally and the possibility of significant unscheduled prepayments resulting from decline in mortgage interest rates, the Fund may have to invest such assets at current rates which may be less favorable.

     The Fund may also purchase U.S. Treasury securities that have been separated or divided by financial institutions and also receipts or certificates representing interests in such stripped debt obligations and coupons. Separated U.S. Treasury securities are sold under different names including: Certificate of Accrual of Treasury Securities, Treasury Receipts, Separated Trading of
Registered Interest and Principal of Securities and Treasury
Investment Growth Receipts.

     Other Investment Policies - Both Funds Each Fund may seek to -------------------------------------- protect itself from anticipated market action by using "hedging" techniques which the Fund expects will generate gains which would offset losses on other securities owned by the Fund. For the Blue Chip Fund, hedging may involve combinations of various techniques, such as the purchase or sale of stocks or the use of stock options, stock index options, stock index futures and options thereon to seek to achieve increases in the values of such options and futures which offset decreases in the values of other securities owned by the Fund. The Adviser may, for example, use these techniques to hedge the risks of a portfolio that was purchased during a period where a more aggressive strategy was used, without having to restructure the portfolio. The Government may hedge against anticipated declines in the value of securities held or the cost of securities to be acquired by buying and/or selling futures contracts or Government securities or related options.

     Risk Factors. The risks associated with an investment in either ------------ Blue Chip Fund or the Government Fund may vary substantially in some respects, but have similarities as well. The differences in risks associated with equity investments compared to government debt investment are described above in the Summary of the Proposal.

     Both of the Funds may invest in repurchase agreements. Under a repurchase agreement the Fund acquires a debt instrument for a relatively short period (usually not more than one week) subject to the obligations of the seller to repurchase and of the Fund to resell such instrument at a fixed price. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Fund may incur a loss upon disposition of them.
If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of the Fund and therefore subject to sale by the trustee in bankruptcy. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities.

Both of the Funds have the right to engage in options and futures transactions. An option may be closed out only on an exchange or with a dealer who provides a secondary market for an option of the same series. Although the Funds will generally purchase or write only those options for which the Adviser believes there is an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit or allow the option to expire. The inability to close-out these options may result in a loss to the Fund. If exercised, the Fund would incur brokerage commissions upon the subsequent disposition of underlying securities acquired. An imperfect correlation exists between the options and securities being hedged. The success of any hedging position depends on the ability of the investment advisor to predict stock and interest rate movement. The loss from investing in futures transactions is potentially unlimited. Each of the Funds expect a portfolio turnover rate higher than that of other funds with similar objectives. The Adviser applies a market timing approach in making investments on behalf of the Funds, which involves the risk that the Adviser's market timing judgments may not be profitable.

     Investment Restrictions The investment restrictions set forth ----------------------- below have been adopted by both the Blue
Chip Fund and Government Fund to limit certain risks that may result from investment in specific types of securities or engaging in certain kinds of transactions. These restrictions may not be changed without the affirmative vote of a majority of the outstanding voting securities of each particular Fund. The various restrictions are briefly described below and are set forth in greater detail in both the Prospectus and the Statement of Additional Information relating to each Fund.

     With respect to asset diversification, the Blue Chip Fund may not, as to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer or more than 10% of the voting securities of any issuer. (This limitation does not apply to cash and cash items, obligations issued or guaranteed by the United States Government, its agencies or instrumentalities, or securities of other investment companies.) The Government Fund has a similar diversification restriction, however, the restriction applies to 100% of the Government Fund's total assets.

     Neither Fund may purchase or sell commodities or commodity futures contracts, except that the Blue Chip Fund may purchase those related to stock indexes, and the Government Fund may purchase and sell financial futures contracts and related options.

     Neither Fund may make loans except by investment in repurchase agreements. However, the Government Fund may lend its portfolio securities to qualified brokers/dealers or institutional investors for their use relating to short sales or other securities transactions in an amount that does not exceed 30% of its total assets.

     Neither Fund may borrow money or pledge its assets except as a temporary measure for extraordinary or emergency purposes, and then not in excess of 33-1/3% of the value of its total assets. If borrowings exceed 5% of a Fund's asset, that Fund will not purchase securities.

     Neither Fund may purchase the securities of any issuer if more than 10% of the value of the Fund's net assets would be invested in restricted securities (including repurchase agreements maturing in more than seven days).


     Neither the Blue Chip Fund nor the Government Fund may:

(bullet) issue senior securities;
(bullet) engage in underwriting securities;
(bullet) invest for the purpose of exercising control or management
         (This is a nonfundamental restriction for the Government Fund and a fundamental restriction for the Blue Chip Fund.);
(bullet) purchase securities on margin; or (bullet) sell securities short.

     The Blue Chip Fund may not invest in the securities of any company if any officer or director of the Blue Chip Fund or the Adviser owns more than 0.5%, or if such officers and directors in the aggregate own more than 5%, of the outstanding securities of that company.
The Government Fund has no such restriction.

     The Blue Chip Fund is also subject to additional investment restrictions under which it may not: (1) purchase or sell real estate or interests therein; (2) purchase oil, gas or other mineral leases; or (3) concentrate its investments in any industry.

     The Government Fund may not write, purchase, or sell any put or call option or any combination, provided that this shall not prevent the writing, purchasing and selling of puts, call or combinations thereof with respect to Government Securities.  The Blue Chip Fund
has no such restriction.    The Government Fund is subject to an
additional non-fundamental restriction that it may not invest more than 5% of its total assets at the time of investment in companies which, including predecessors, have a record of less than three years' continuous operation.

            INFORMATION ABOUT THE COMPANY AND THE FUNDS

     Information about the Blue Chip Fund and the Government Fund is included in the Company's current Prospectus dated February 1, 1998 which is attached to this Combined Proxy Statement/Prospectus and incorporated by reference herein. Additional information about the Reorganization and the Funds is included in a Statement of Additional Information, dated May 18, 1998, which has been filed with the Securities and Exchange Commission and is incorporated by reference herein. A copy of the Statement of Additional Information may be obtained without charge by writing to the Company or calling
1 (800) 866-9393. The Funds are subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as applicable, and, in accordance with such requirements, file proxy materials, reports and other information with the Securities and Exchange Commission. These materials can be inspected and copied at the Public Reference Facilities maintained by the Securities and Exchange Commission at 450 Fifth Street NW, Washington, DC 20549; at the offices of the Fund at 218 Glenside Avenue, Wyncote, Pennsylvania 19095; and at the Philadelphia Regional Office of the Securities and Exchange Commission at The Curtis Center, Suite 1005 E, 601 Walnut Street, Philadelphia, Pennsylvania 19106-3322. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC 20549, at prescribed rates, and from the internet site maintained by the Commission at http://www.sec.gov.

     The authorized capital stock of the Company consists of 500,000,000 shares of Common Stock with a par value of $.01 each. At the present time 50,000,000 shares have been allocated to The Rightime
Fund, and 20,000,000 shares of stock have been allocated to each of The Rightime Blue Chip Fund, The Rightime Growth Fund, The Rightime Social Awareness Fund, The Rightime MidCap Fund and The Rightime Government Securities Fund series. Each share has equal dividend, voting, liquidation and redemption rights. There are no conversion or preemptive rights. Shares, when issued will be fully paid and nonassessable. Fractional shares have proportional voting rights. Shares of the Company do not have cumulative voting rights which means that the holders of more than 50% of the shares voting for the election of Directors can elect all of the Directors if they choose to do so and, in such event, the holders of the remaining shares will not be able to elect any person to the Board of Directors. The Company's shareholders will vote together to elect Directors and on other matter affecting the entire corporation, but will vote separately on matters affecting separate Trusts. The Company does not intend to hold annual meetings of shareholders. The Company will call a meeting of shareholders if such a meeting is requested in writing by the holders of not less than 10% of the outstanding shares of the Company. The Company will assist shareholder communications in such matters.

     The following table sets forth as of March 31, 1998, (i) the capitalization of the Government Fund, (ii) the capitalization of the Blue Chip Fund, and (iii) the pro forma combined capitalization of the Blue Chip Fund as adjusted to give effect to the proposed Reorganization. The adjustment was due to expenses of approximately $27,700 incurred by the Government Fund in connection with the proposed combination of the Funds.



                                                           Pro Forma
                                          Blue Chip     Combined After
                     Government Fund        Fund        Reorganization
                     ---------------      ---------     --------------

Net assets             $7,451,502       $271,251,533     $278,675,335

Net asset value
  per share                $12.14             $38.75           $38.75

Shares outstanding        613,878          7,000,828        7,192,410



          VOTING INFORMATION AND PRINCIPAL STOCKHOLDERS

     In the event that sufficient votes in favor of the proposal set forth in the Notice of Special Meeting of Shareholders are not received by the date of the Meeting, the proxy holders present may propose one or more adjournments of the Meeting to permit further solicitation of proxies to obtain a quorum. Even if a quorum is present, if enough votes have not been received to approve the proposed Plan, a motion to adjourn the Special Meeting may be presented. Proxies which direct a vote against the Plan will be votes against any motion to adjourn; all other proxies will be voted in favor of adjournment. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The proxies will be voted in the best judgment of management. The costs of any such additional solicitation and of any adjourned session will be borne by the Government Fund.

     To the knowledge of the Company, no person owned 5% or more of the outstanding securities of the Blue Chip Fund or the Government Fund as of the Record Date, although from time to time, the number of shares held in "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total outstanding shares of a Fund. All of the respective officers and directors of the Company, as a group, owned less than l% of the outstanding voting securities of the Blue Chip Fund and the Government Fund, respectively.



                      EXHIBITS TO COMBINED PROXY

                         STATEMENT/PROSPECTUS

Exhibit
-------
  A Agreement and Plan of Reorganization on behalf of the Rightime Government Securities Fund and the Rightime Blue Chip Fund

  B          Prospectus of The Rightime Fund, Inc. dated February 1,
             1998



                                                              EXHIBIT A

                       PLAN OF REORGANIZATION

PLAN OF REORGANIZATION (the "Plan"), made as of this day of
              , 1998 by The Rightime Fund, Inc. (the "Fund"), a -------------- corporation organized under the laws of the State of Maryland, with its principal place of business at 218 Glenside Avenue, Wyncote, Pennsylvania 19095-1594, on behalf of the Rightime Blue Chip Fund series of shares ("the Blue Chip Fund") and the Rightime Government Securities Fund series of shares ("the Government Fund") .

                       PLAN OF REORGANIZATION

The reorganization (hereinafter referred to as the "Plan of Reorganization" or "Plan") will consist of (i) the acquisition by the Blue Chip Fund of substantially all of the property, assets and goodwill of the Government Fund in exchange for shares of common stock of the Blue Chip Fund, with $0.01 per share par value, and the assumption of other liabilities, if any, of the Government Fund,
(ii) the distribution of such shares of common stock of the Blue Chip Fund to the shareholders of the Government Fund according to their respective interests, and (iii) the dissolution of the Government Fund as soon as practicable after the closing (as defined in Section 3, hereinafter called the "Closing"), all upon and subject to the terms and conditions of this Agreement hereinafter set forth.

                             AGREEMENT

In order to consummate the Plan of Reorganization and in consideration of the premises and of the covenants hereinafter set forth, and intending to be legally bound, the Fund covenants as follows:

1.      Sale and Transfer of Assets, Liquidation and Dissolution of
        -----------------------------------------------------------
        the Portfolio
        -------------

(a) Subject to the terms and conditions of this Plan, and in reliance on the representations and warranties of the Fund on behalf of the Blue Chip Fund herein contained, and in consideration of the delivery by the Blue Chip Fund of the number of its shares hereinafter provided and the assumption by the Blue Chip Fund of other liabilities, if any, of the Government Fund, the Fund on behalf of the Government Fund agrees that it will convey, transfer and deliver to the Blue Chip Fund at the Closing all of the then existing assets of the Government Fund free and clear of all liens, encumbrances, and claims for which the Government Fund has reserved cash, bank deposits, or cash equivalent securities in an estimated amount necessary (l) to pay its costs and expenses of carrying out this Plan (including, but not limited to, fees of counsel and accountants, and expenses of its liquidation and dissolution contemplated hereunder), which costs and expenses shall be established on the Government Fund's books as liability reserves,
(2) to discharge its unpaid liabilities on its books at the closing date (as defined in Section 3, hereinafter called the "Closing Date"), including, but not limited to, its income dividends and capital gains distributions, if any, payable for the period prior to the Closing Date, and (3) to pay such contingent liabilities as the directors shall reasonably deem to exist against the Government Fund, if any, at the Closing Date, for which contingent and other appropriate liability reserves shall be established on the Government Fund's books (hereinafter "Net Assets"). The Government Fund shall also retain any and all rights which it may have over and against any person which may have accrued up to and including the close of business on the Closing Date.

(b) Subject to the terms and conditions of this Plan, and in reliance on the representations and warranties of the Fund herein contained, and in consideration of such sale, conveyance, transfer, and delivery, the Fund on behalf of the Blue Chip Fund agrees at the Closing to deliver to the Government Fund the number of Blue Chip Fund shares of common stock (with $0.01 per share par value) determined by dividing the aggregate value of the net assets of the Government Fund on the Closing Date by the net asset value per share of common stock of the Blue Chip Fund on the Closing Date and multiplying the result by the number of outstanding shares of the Government Fund on the Closing Date. All such values shall be determined in the manner and as of the time set forth in Section 2 hereof.

(c) Immediately following the Closing, the Government Fund shall distribute pro rata to its shareholders of record as of the close of business on the Closing Date the shares of common stock of the Blue Chip Fund received by the Government Fund pursuant to this Section l, and shall thereafter dissolve. Such distribution shall be accomplished by the establishment of accounts on the share records of the Blue Chip Fund of the type and in the amounts due such shareholders based on their respective holdings as of the close of business on the Closing Date. Fractional shares of beneficial interest of the Blue Chip Fund shall be carried to the third decimal place. As promptly as practicable after the Closing, each holder of any outstanding certificate or certificates representing shares of beneficial interest of the Government Fund shall be entitled to surrender the same to the transfer agent for the Blue Chip Fund and request in exchange therefor a certificate or certificates representing the number of whole shares of common stock of the Blue Chip Fund into which the shares of beneficial interest of the Government Fund theretofore represented by the certificate or certificates so surrendered shall have been converted. Certificates representing fractional shares of common stock of the Blue Chip Fund shall not be issued, but such fractional interests shall continue to be carried by the Blue Chip Fund for the account of such shareholder as unissued shares. Until so surrendered, each outstanding certificate which, prior to the Closing, represented shares of beneficial interest of the Government Fund shall be deemed for all purposes to evidence ownership of the number of shares of common stock of the Blue Chip Fund into which the shares of beneficial interest of the Government Fund (which prior to the Closing were represented thereby) have been converted.

2.      Valuation
        ---------

(a) The net asset value of a share of common stock of the Blue Chip Fund shall be determined to the nearest full cent as of 4:00
P.M. Eastern Time on the Closing Date, using the valuation procedures as set forth in the Fund's then effective prospectus.

(b) The net asset value of a share of common stock of the Government Fund shall be determined to the nearest full cent as of 4:00 P.M. Eastern Time on the Closing Date, using the valuation procedures as set forth in the Fund's then effective prospectus.

3.     Closing and Closing Date
       ------------------------

The Closing Date shall be June 24, 1998 or such later date as the Fund may determine. The Closing shall take place at the principal office of the Fund, 218 Glenside Avenue, Wyncote, PA 19095 at 4:00 P.M. Eastern Time on the Closing Date. The Government Fund shall have provided for delivery as of the Closing of those Net Assets to be transferred to the Blue Chip Fund's Custodian, CoreStates Bank NA, Broad and Chestnut Streets, Philadelphia, Pennsylvania 19101. Also, the Fund shall deliver at the Closing a list of names and addresses of the shareholders of record of the Government Fund and the number of shares of beneficial interest of the Government Fund owned by each such shareholder, indicating thereon which such shares are represented by outstanding certificates and which by book-entry accounts, all as of 4:00 P.M. Eastern Time on the Closing Date, certified by its Transfer Agent or by the President to the best of their knowledge and belief. The Fund shall issue and deliver a certificate or certificates evidencing the shares of common stock of the Blue Chip Fund to be delivered to said Transfer Agent registered in such manner as the Government Fund may request, or provide evidence that such shares of the Blue Chip Fund have been registered in an account on the books of the Blue Chip Fund.

4. Representations and Warranties by the Fund on behalf of the Government Fund

The Fund represents and warrants that:

(a) The Government Fund is a validly existing series of the Fund, and that the Fund is duly registered under the Investment Company Act of 1940, as amended, as a diversified, open-end, management investment company and all its Government Fund shares sold have been sold pursuant to an effective registration statement filed under the Securities Act of 1933, as amended.

(b) The Fund is authorized to issue a series of shares designated as The Rightime Government Securities Fund series, consisting of 20,000,000 shares of Common Stock, with a par value of $0.01, each outstanding share of which is fully paid, non-assessable, fully transferable and has full voting rights.

(c) The financial statements appearing in the Fund's Annual Report to Shareholders for the period ending October 31, 1997, audited by Tait, Weller & Baker, fairly present the financial position of the Government Fund as of the date indicated, in conformity with generally accepted accounting principles applied on a consistent basis.

(d) The books and records of the Government Fund accurately summarize the accounting data represented and contain no material omissions with respect to the business and operations of the Portfolio.

(e) The Fund on behalf of the Government Fund has the necessary power and authority to conduct the business of the Government Fund as such business is now being conducted.

5. Representations and Warranties by the Fund on behalf of the Blue Chip Fund

The Fund represents and warrants that:

(a) The Blue Chip Fund is a validly existing series of the Fund, and that the Fund is duly registered under the Investment Company Act of 1940, as amended, as a diversified, open-end, management investment company and all its shares sold have been sold pursuant to an effective Registration Statement filed under the Securities Act of 1933, as amended.

(b) The Fund is authorized to issue a series of shares designated as The Rightime Blue Chip Fund series, consisting of 20,000,000 shares of common stock, with $0.01 per share no par value. Each outstanding share is fully paid, non-assessable, fully transferable, and has full voting rights. The shares of common stock of the Blue Chip Fund issued pursuant to this Plan will be fully paid, non-assessable, freely transferable and have full voting rights.

(c) At the Closing, the shares of common stock of the Blue Chip Fund will be duly qualified for offering to the public in all states of the United States in which the sale of shares of the Government Fund are qualified, and there are a sufficient number of such shares registered under the Securities Act of 1933, as amended, to permit the transfers contemplated by this Agreement to be consummated.

(d) The financial statements appearing in the Fund's Annual Report to Shareholders for the fiscal year ending October 31, 1997, audited by Tait, Weller & Baker, fairly present the financial position of the Blue Chip Fund as of the date indicated and the results of its operations for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis.

(e) The Fund on behalf of the Blue Chip Fund has the necessary power and authority to conduct the business of the Blue Chip Fund as such business is now being conducted.

(f) The Fund on behalf of the Blue Chip Fund has full power and authority to perform its obligations under this Plan. The execution and delivery of this Plan and the performance of the matters contemplated hereby by The Fund on behalf of the Blue Chip Fund have been duly authorized by the Board of Directors of the Fund.

(g) Except as disclosed in the Fund's currently effective prospectus, there are no legal, administrative or other proceedings pending against or, to the knowledge of the Fund, threatened against the Fund which would materially affect its financial condition or its ability to consummate the transactions contemplated by this Plan. The Fund is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling related to any aspect of its business.

(h) The Fund is not a party to or obligated under any provision of its certificate of incorporation, bylaws, or any contract or any other commitment or obligation, and is not subject to any order or decree, which would be violated by its execution of or performance under this Plan.

6.     Representations and Warranties by the Fund
       ------------------------------------------
The Fund, on behalf of the Blue Chip Fund and the Government Fund represents and warrants that:

(a) The statement of assets and liabilities to be furnished by it, as of 4:00 P.M. Eastern Time for the Government Fund and the Blue Chip Fund on the Closing Date, for the purpose of determining the number of shares of common stock of the Blue Chip Fund to be issued pursuant to Section 1 of this Agreement will accurately reflect its net assets in the case of the Government Fund and its net assets in the case of the Blue Chip Fund and outstanding shares of common stock as of such date in conformity with generally accepted accounting principles applied on a consistent basis.

(b) At the Closing it will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in "(a)" above, free and clear of all liens or encumbrances of any nature whatever except such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

(c) Except as disclosed in its currently effective prospectus, there is no material suit, judicial action, or legal or administrative proceeding pending or threatened against it.

(d) There are no known actual or proposed deficiency assessments with respect to any taxes payable by it.

(e) The execution, delivery and performance of this Plan has been duly authorized by all necessary action of its Board of Directors and this Plan constitutes its valid and binding obligation enforceable in accordance with its terms.

(f) It anticipates that consummation of this Plan will not cause it to fail to conform to the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for Federal income taxation as a regulated investment company at the end of its fiscal year.

7. Covenants of the Fund on behalf of the Government Fund and the Blue Chip Fund

(a) The Fund, on behalf of the Government Fund and the Blue Chip Fund, covenants to operate the respective businesses of the Blue Chip Fund and the Government Fund as presently conducted between the date hereof and the Closing, subject to such actions as are necessary in connection with the approval and implementation of this Plan.

(b) The Fund undertakes that it will not acquire the Blue Chip Fund's shares for the purpose of making distributions thereof other than to the Government Fund's shareholders.

(c) The Fund on behalf of the Government Fund and the Blue Chip Fund agrees that by the Closing, all of its Federal and other tax returns or tax extensions and reports required by law to be filed on or before such date shall have been filed and all Federal and other taxes shown as due on said returns shall have either been paid or adequate liability reserves shall have been provided for the payment of such taxes.

(d) The Fund will at the Closing provide a copy of the shareholder ledger accounts for all the shareholders of record of the Government Fund as of 4:00 P.M. Eastern Time on the Closing Date who are to become stockholders of the Blue Chip Fund as a result of the transfer of assets which is the subject of this Plan, certified by its Transfer Agent or its President to the best of their knowledge and belief.

(e) The Fund agrees to mail to each shareholder of record of the Government Fund entitled to vote at the special meeting of shareholders at which action on this Plan is to be considered, in sufficient time to comply with requirements of the General Corporation Law of Maryland as to notice thereof, a Combined Proxy Statement/Prospectus which complies in all material respects with the applicable provisions of Section 14(a) of the Securities Exchange Act of 1934, as amended, and Section 20(a) of the Investment Company Act of 1940, as amended, and the rules and regulations, respectively, thereunder.

(f) The Fund will file with the Securities and Exchange Commission a Registration Statement on Form N-14 under the Securities Act of 1933, as amended ("Registration Statement") relating to the issuance of the shares of common stock of the Blue Chip Fund issuable hereunder, and will use its best efforts to provide that the Registration Statement becomes effective as promptly as practicable. At the time the Registration Statement becomes effective, it (i) will comply in all material respects with the applicable provisions of the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder; and (ii) will not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; at the time the Registration Statement becomes effective, at the time of the Government Fund's shareholders meeting, and at the Closing Date, the prospectus and statement of additional information included therein will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

8. Conditions Precedent to be Fulfilled by the Fund on behalf of the Government Fund and the Blue Chip Fund

The obligations of the Fund on behalf of the Government Fund and the Blue Chip Fund to effectuate this Plan hereunder shall be subject to the following respective conditions:

(a) That (l) all the representations and warranties contained herein shall be true and correct as of the Closing with the same effect as though made as of and at such date; (2) the Fund shall have performed all obligations required by this Plan to be performed by it prior to the Closing; and (3) the Fund shall have delivered a certificate signed by the President and by the Secretary or equivalent officer to the foregoing effect.

(b) That the Fund shall have delivered a copy of the resolutions approving this Plan adopted by the Fund's Board of Directors, certified by the Secretary or equivalent officer.

(c) That the Securities and Exchange Commission shall not have issued an unfavorable management report under Section 25(b) of the Investment Company Act of 1940, as amended, nor instituted nor threatened to institute any proceeding seeking to enjoin consummation of the Plan under Section 25(c) of the Investment Company Act of 1940, as amended, and no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of either party or would prohibit the transactions contemplated hereby.

(d) That the holders of at least a majority of the outstanding shares of common stock of the Government Fund shall have voted in favor of the adoption of this Plan contemplated hereby at an annual or special meeting to be held no later than June 24, 1998 or other such date as the Fund may determine.

(e) That the Fund shall have declared a distribution or distributions prior to the Closing date which, together with all previous distributions, shall have the effect of distributing to the shareholders (i) all of its net investment income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 P.M. Eastern Time for the Government Fund on the Closing Date, and (ii) any undistributed net investment income and net realized capital gains from any prior period.

(f) That the Fund on behalf of the Blue Chip Fund shall have received an opinion in form and substance satisfactory to it from Messrs. Stradley, Ronon, Stevens & Young, LLP, counsel to the Government Fund, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and other laws now or hereafter affecting generally the enforcement of creditors' rights:

     (1) The Fund was incorporated under the laws of the State of Maryland on November 15, 1984, and is validly existing and in good standing under the laws of the State of Maryland;

     (2) The Fund has an authorized capital of five hundred million (500,000,000) shares of common stock, with a par value of $0.01, of which one series of shares has been designated as shares of the Government Fund, and, assuming that the initial capital shares of the Fund were issued in accordance with the Investment Company Act of 1940, as amended, and the Articles of Incorporation and By-Laws of the Fund and that all outstanding shares of the Government Fund were sold, issued and paid for in accordance with the terms of the Fund's prospectus in effect at the time of such sales, each such outstanding share is fully paid, non-assessable, fully transferable and has full voting rights;

     (3) The Fund is an open-end, diversified investment company of the management type registered as such under the Investment Company Act of 1940, as amended;

     (4) Except as disclosed in the Fund's currently effective prospectus, such counsel does not know of any material suit, action, or legal or administrative proceeding pending or threatened against the Fund, the unfavorable outcome of which would materially and adversely affect the Fund or the Government Fund;

     (5) All corporate actions required to be taken by the Fund to authorize and to effect the Plan of Reorganization contemplated hereby have been duly authorized by all necessary corporate action on the part of the Fund; and

     (6) This Plan is the legal, valid and binding obligation of the Fund and is enforceable against the Fund in accordance with its terms.

In giving the opinion set forth above, this counsel may state that it is relying on certificates of the officers of the Fund with regard to matters of fact and certain certifications and written statements of governmental officials with respect to the good standing of the Fund.

(g) That the Fund on behalf of the Government Fund shall have received an opinion in form and substance satisfactory to it from Messrs. Stradley, Ronon, Stevens & Young, LLP, counsel to the Blue Chip Fund, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other laws now or hereafter affecting generally the enforcement of creditors' rights:

     (1) The Fund was incorporated under the laws of the State of Maryland on November 15, 1984, and is validly existing and in good standing under the laws of that state;

     (2) The Fund has an authorized capital of five hundred million (500,000,000) shares of common stock, with $0.01 per share par value, and, assuming that the initial capital shares of the Fund were issued in accordance with the Investment Company Act of 1940, as amended, and its Articles of Incorporation and By-Laws and that all the outstanding shares of the Blue Chip Fund were sold, issued and paid for in accordance with the terms of the Fund's prospectus in effect at the time of such sales, each such outstanding share is fully paid, non-assessable, fully transferable and has full voting rights;

     (3) The Fund is an open-end, diversified investment company of the management type registered as such under the Investment Company Act of 1940, as amended;

     (4) Except as disclosed in the Fund's currently effective prospectus, such counsel does not know of any material suit, action, or legal or administrative proceeding pending or threatened against the Fund, the unfavorable outcome of which would materially and adversely affect the Fund;

     (5) The shares of common stock of the Blue Chip Fund to be issued pursuant to the terms of this Plan have been duly authorized and, when issued and delivered as provided in this Plan, will have been validly issued and fully paid and will be non-assessable by the Fund;

     (6) All corporate actions required to be taken by the Fund to authorize and to effect the Plan of Reorganization contemplated hereby have been duly authorized by all necessary corporate action on the part of the Fund;

     (7) Neither the execution, delivery nor performance of this Plan by the Fund violates any provision of its Articles of Incorporation, its By-laws, or the provisions of any agreement or other instrument, known to such counsel to which the Fund is a party or by which the Fund is otherwise bound; this Plan is the legal, valid and binding obligation of the Fund and is enforceable against the Fund in accordance with its terms except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws pertaining to the enforcement of creditors' rights generally and by equitable principles; and

     (8) The Registration Statement of which the Prospectus of the Blue Chip Fund is a part, dated February 1, 1998, (the "Prospectus"), is, at the time of the signing of this Plan, effective under the Securities Act of 1933, as amended, and, to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued, and no proceedings for such purpose have been instituted or are pending before or threatened by the Securities and Exchange Commission under the Securities Act of 1933, as amended, and nothing has come to its attention which causes it to believe that at the time the Prospectus became effective, or at the time of the signing of this Plan, or at the Closing, such Prospectus (except for the financial statements and other financial and statistical data included therein, as to which counsel need express no opinion), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading;
and such counsel knows of no legal or government proceedings required to be described in the Prospectus or of any contract or document of a character required to be described in the Prospectus that is not described as required.

In giving the opinion set forth above, this counsel may state that it is relying on certificates of the officers of the Fund with regard to matters of fact and certain certifications and written statements of governmental officials with respect to the good standing of the Fund.

(h) That the Fund on behalf of the Government Fund shall have received a certificate from the President and Secretary of the Fund to the effect that the statements contained in the Fund's Prospectus dated February 1, 1998, at the time the Prospectus became effective, at the date of the signing of this Agreement and at the Closing, did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and

(i) That the Fund on behalf of the Government Fund shall have received a letter from Tait, Weller & Baker, dated the Closing, in form and substance satisfactory to the Fund stating in respect of the Blue Chip Fund that:

     (1) On the basis of (a) reading the latest available unaudited interim financial statements of the Blue Chip Fund, (b) inquiries of officers of the Fund responsible for financial and accounting matters, (c) reading the minutes of the meetings of the shareholders and the Board of Directors of the Fund for the period from November 1, 1997 to the Closing Date, nothing came to their attention which caused them to believe that during the period from November 1, 1997, to a date specified not more than five days prior to the date of the letter, there were any changes in the shares of common stock of the Blue Chip Fund or any decrease in the net investment income or net assets except those which may occur in the normal course of operations, including but not limited to changes or decreases which this Plan and/or the current Prospectus disclose have occurred or may occur, as calculated using the procedures set forth in the Blue Chip Fund's currently effective prospectus.

     (2) After completion of the above procedures, nothing came to their attention which caused them to believe that the Blue Chip Fund's unaudited financial statements are not fairly presented in conformity with generally accepted accounting principles applied on a basis consistent with that followed by the Fund in the October 31, 1997 financial statements reported on by them in the Annual report to Shareholders.

(j) That the Fund's Registration Statement with respect to its shares to be delivered to the Government Fund shareholders in accordance with this Plan shall have become effective, and no stop order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto, shall have been issued prior to the Closing Date or shall be in effect at Closing, and no proceedings for the issuance for such an order shall be pending or threatened on that date.

(k) That the shares of the Blue Chip Fund to be delivered hereunder shall have been registered by the Fund with each state commission or agency with which such registration is required in order to permit the shares lawfully to be delivered to each the Government Fund shareholder.

(l) That at the Closing the Fund on behalf of the Government Fund transfers to the Blue Chip Fund aggregate Net Assets of the Government Fund comprising at least 90% in fair market value of the total net assets and 70% of the fair market value of the total gross assets recorded on the books of the Government Fund on the Closing Date.

9.     Brokerage Fees and Expenses
       ---------------------------
(a) the Government Fund and the Blue Chip Fund each represent and warrant to the other that there are no broker or finders fees payable by it in connection with the transactions provided for herein.

(b) The expenses of entering into and carrying out the provisions of this Plan shall be borne as follows: the Government Fund and the Blue Chip Fund shall each bear its own expenses incurred in connection with this Plan.

10.     Termination; Waiver; Order
        --------------------------

(a) Anything contained in this Plan to the contrary notwithstanding, this Plan may be terminated and abandoned at any time (whether before or after adoption thereof by the shareholders of the Government Fund) prior to the Closing by the Board of Directors of the Fund.

(b) If the transactions contemplated by this Plan have not been consummated by October 31, 1998, the Plan shall automatically terminate on that date, unless a later date is selected by the Board of Directors of the Fund.

(c) In the event of termination of this Plan pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of the Fund or persons who are its directors, officers, agents or shareholders in respect of this Plan.

(d) At any time prior to the Closing, any of the terms or conditions of this Plan may be waived by the Fund, by action taken by the Board of Directors of the Fund, if, in the judgment of the Board of Directors of the Fund such action or waiver will not have a material adverse affect on the benefits intended under this Plan to the holders of shares of the Government Fund or the Blue Chip Fund, on behalf of which such action is taken.

(e) The respective representations and warranties contained in Sections 4-7 hereof shall expire with, and be terminated by, the Plan of Reorganization, and neither the Fund nor any of their officers, directors, agents or shareholders shall have any liability with respect to such representations or warranties after the Closing. This provision shall not protect any officer, director, agent or shareholder of the Fund against any liability to the entity for which that officer, director, agent or shareholder so acts or to which that officer, director, agent or shareholder would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

(f) If any order or orders of the U.S. Securities and Exchange Commission with respect to this Plan shall be issued prior to the Closing and shall impose any terms or conditions which are determined by action of the Board of Directors of the Fund to be acceptable, such terms and conditions shall be binding as if a part of this Plan without further vote or approval of the shareholders of the Government Fund, unless such terms and conditions shall result in a change in the method of computing the number of shares of the Blue Chip Fund to be issued to the Government Fund in which event, unless such terms and conditions shall have been included in the proxy solicitation material furnished to the shareholders of the Government Fund, prior to the meeting at which the transactions contemplated by this Plan shall have been approved, this Plan shall not be consummated and shall terminate unless the Fund shall promptly call a special meeting of shareholders of the Government Fund at which such conditions so imposed shall be submitted for approval.



This Plan of Reorganization has been executed on behalf of the
Government Fund and on behalf of the Blue Chip Fund by the Fund's duly authorized officers, all as of the day and year first above written.
                              THE RIGHTIME FUND, INC.
Attest:
                                   By:
------------------------              -------------------
Edward S. Forst, Sr.                  David J. Rights
Secretary                             President

Exhibit B:






                        [Graphic omitted: Rightime Logo]



                                  Prospectus

                                 February 1, 1998
(bullet) The Rightime Fund

(bullet) The Rightime
         Blue Chip Fund

(bullet) The Rightime
         MidCap Fund

(bullet) The Rightime
         Social Awareness Fund

(bullet) The Rightime
         Government Securities Fund


Printed on recycled paper


[Graphic omitted: Rightime Logo]

                                                  PROSPECTUS
                                                  February 1, 1998

                                                  218 Glenside Ave.
                                                  Wyncote, PA 19095
                                                  (800) 866-9393

The Rightime Fund, Inc. (the "Company"), is an open-end diversified management investment company. It was organized as a series Maryland Corporation on November 15, 1984 and currently offers shares of multiple Series (hereinafter a "Fund" or "Series"), each of which has a specific investment objective. Each Fund's investment objective is summarized below with more information in "Investment Objectives and Policies."

The Rightime Fund. The objective of the Fund is to achieve for its investors a high total return consistent with reasonable risk. The Fund uses a variety of investment techniques in an effort to balance portfolio risks and to hedge market risks. The Fund seeks to achieve its objective by concentrating in shares of registered investment companies and by making other investments selected in accordance with the Fund's investment policies and restrictions.

The Rightime Blue Chip Fund. The objective of the Fund is to achieve for its investors a high total return consistent with reasonable risk. The Fund uses a variety of investment techniques in an effort to balance portfolio risks and to hedge market risks. The Fund seeks to achieve its objective by investing in securities of well known and established companies ("Blue Chips") and by making other investments selected in accordance with the Fund's investment policies and restrictions.

The Rightime MidCap Fund. The objective of the Fund is to achieve for its investors a high total return consistent with reasonable risk. The Fund uses a variety of investment techniques in an effort to balance portfolio risks and to hedge market risks. The Fund seeks to achieve its objective by investing in securities of companies with medium-size market capitalization ("MidCaps") and by making other investments selected in accordance with the Fund's investment policies and restrictions.

The Rightime Social Awareness Fund. The objective of the Fund is to achieve for its investors growth of capital and its secondary objective is current income, consistent with reasonable risk. The Fund uses a variety of investment techniques in an effort to balance portfolio risks and to hedge market risks. The Fund seeks to achieve its objective by investing in securities of companies with prospects for above-average capital growth which, in the opinion of the Fund's Advisor, show evidence in the conduct of their business, relative to other companies in the same industry, of contributing to the enhancement of the quality of human life, and by making other investments selected in accordance with the Fund's investment policies and restrictions and social criteria.

The Rightime Government Securities Fund. The objective of the Fund is to achieve for its investors a high current income consistent with safety and liquidity of principal. The Fund seeks to achieve this objective by investing in securities that are issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities or secured by such securities, and by making other investments selected in accordance with the Fund's investment policies and restrictions.

----------------------------------------------------------------------

This Prospectus sets forth concisely the information about the Funds that a prospective investor ought to know before investing. Investors should read and retain this Prospectus for future reference. More information about the Funds has been filed with the Securities and Exchange Commission, and is contained in the "Statement of Additional Information," dated February 1, 1998, which is available at no charge by calling or writing the Fund. The Fund's Statement of Additional Information is incorporated herein by reference.

----------------------------------------------------------------------


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION
PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

----------------------------------------------------------------------


Investment Policies

The Rightime Fund, The Rightime Blue Chip Fund, and The Rightime MidCap Fund will vary their investment strategies, including their hedging activities, in an effort to generate a high total return, and The Rightime Social Awareness Fund will vary its investment strategies, including hedging activities, in an effort to achieve growth of capital and other returns, consisting of the sum of interest, dividend and other income and net realized and unrealized appreciation in the value of the respective Fund's portfolio of securities, cash and cash equivalents, and options and futures thereon. The Funds are unable to predict what portion of their total return will consist of income, short-term capital gains or long-term capital gains. Each Fund will take advantage of opportunities to achieve its objective by establishing an "aggressive" portfolio strategy during periods when the Advisor anticipates a generally rising trend in securities markets which will produce income or gains contributing to the Fund's return. Each Fund will seek to take advantage of opportunities for dividend or interest income and stability of principal by establishing a "conservative" portfolio strategy during periods of time when the Advisor anticipates a generally declining trend in securities markets, emphasizing protection of gains and income over gains. While each Fund will continue to seek its objective, it will do so by using investment strategies which the Advisor believes offer protection from risk and offer more conservative expectations. In addition, when the Advisor anticipates volatile or abnormal market conditions, each Fund may adopt a temporary "defensive" posture which accords a priority to protecting the inherent value of the Fund's capital. (See "Investment Objectives and Policies" and "Investment Restrictions.")

The Rightime Government Securities Fund will invest its assets primarily in U.S. Government Securities, including such securities purchased on a delayed delivery basis, or repurchase agreements secured by such securities. The Fund may write covered call and put options and purchase call and put options on U.S. Government Securities in an effort to increase current income and to reduce fluctuations in net asset value. The Fund may protect against anticipated declines in the value of securities held or increases in the cost of securities to be acquired by hedging through purchase and sale of futures contracts on U.S. Government Securities and related options. The Fund may temporarily take a defensive position by investing a greater portion of its assets in cash, short-term U.S. Government Securities and related repurchase agreements or otherwise reducing the general maturity of its portfolio. (See "Investment Objectives and Policies" and "Investment Restrictions.")

Special Considerations and Risk Factors

Prospective investors should consider a number of factors:

1. Each Fund may invest in repurchase agreements which involves risk of loss if a seller defaults on its obligations under an agreement. (See "Investment Objectives and Policies.")

2. Each Fund has a right to engage in futures transactions, including index futures, for hedging purposes, to attempt to balance portfolio volatility, and in connection therewith will maintain certain collateral in special accounts established by our Futures Commission Merchants in the care of our Custodian Bank. While the Fund does not engage in futures for speculative purposes, there are risks which result from the use of futures which are described in this Prospectus and the Statement of Additional Information. The Fund is not registered as a commodity pool operator nor the Advisor as a commodities trading Advisor, in reliance upon various exemptive rules. (See "Hedging.")

3. The Rightime Fund invests in the shares of other registered investment companies, is affected by their performance, and contributes to the expenses of operating those companies. (See "Investment Objectives and Policies"). The Fund has the right to investment in investment companies which impose a sales load or sales charges. While the Fund will seek to minimize such charges, they can reduce the Fund's investment results.

4. The Funds expect a portfolio turnover rate higher than that of other funds with similar objectives. The Advisor applies a market timing approach in making investments on behalf of the Funds. (See "Investment Objectives and Policies.")

Investment Advisor

Rightime Econometrics, Inc. (the "Advisor") serves as investment advisor to each Fund (managing the assets and allocating portfolio transactions). For these services, the Advisor is paid an advisory fee by each Fund, based on its average net assets. (See "Investment
Advisor.")

How to Purchase Shares

Shares of each Fund are distributed by Lincoln Investment Planning, Inc., the Funds' Distributor, and selected dealers. The minimum initial investment is $1,000 and subsequent purchases must be at least $25. The Funds have a maximum sales load of 4.75%, except for The Rightime Fund, which has no sales load. The Funds each allow waivers of the sales load under certain circumstances. Accounts worth less than $1,000 may be subject to an annual maintenance fee. All the Funds bear a portion of the costs of distributing their shares. (See "How to Purchase Shares" and "Distribution of Shares.")

How to Redeem Shares (Sell Shares)

Shares may be redeemed by each Fund (sold by a shareholder) at any time at the net asset value next determined after receipt of the request by the Fund at no charge. A shareholder may submit written instructions to the Fund, or the shareholder and/or their dealer representative may make telephone redemptions. Each Fund has the right to redeem accounts that are less than the minimum initial investment, currently $1,000, when the account is not brought up to the minimum after 90 days prior notice to the shareholder. The Fund also offers exchange privileges for shareholders and their dealer representatives. (See "How to Redeem Shares" and "How to Exchange Shares.")


                                                               EXPENSE TABLE
                                                                                The           The            The
                                                                              Rightime      Rightime       Rightime        The
                                                                 The         Government       Blue          Social       Rightime
                                                               Rightime      Securities       Chip         Awareness      MidCap
                                                                 Fund           Fund          Fund            Fund         Fund
                                                              ----------     ----------     ----------     ----------   ---------
A.  Shareholder Transaction Expenses
       Maximum Sales Load Imposed on Purchases
         (as a percentage of offering price)                     None           4.75%          4.75%          4.75%        4.75%
B. Annual Fund Operating Expenses
      (as a percentage of average net assets)
         Advisory Fees                                          0.50%           0.40%          0.50%          0.50%        0.50%
         12b-1 Fees (including Distribution Fees and
            0.25% Shareholder Servicing Fees)                   0.75%           0.25%          0.50%          0.50%        0.50%
         Other Expenses (including Administration
            Fees Paid to Affiliates)                            1.20%           1.64%          1.09%          1.35%        1.15%
                                                              ------          ------         ------         ------       ------
      Total Fund Operating Expenses                             2.45%           2.29%          2.09%          2.35%        2.15%
C. Example:
   You would pay the following expenses on a
   $1,000 investment assuming (1) 5% annual
   return; and (2) redemption at end of time period
      1 Year                                                    $ 25            $ 70           $ 68           $ 70         $ 68
      3 Years                                                   $ 76            $116           $110           $118         $112
      5 Years                                                   $131            $164           $155           $167         $158
      10 Years                                                  $279            $298           $279           $304         $285


The purpose of this table is to assist in understanding the various costs and expenses that an investor in the Funds will bear directly or indirectly. This example should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown. The fees incurred by The Rightime Social Awareness Fund and The Rightime MidCap Fund may be higher than those incurred by similar type funds. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the NASD.

          FINANCIAL HIGHLIGHTS (For a Share Outstanding Throughout the Period)

The following information for each of the periods, as indicated below, during the five year period ended October 31, 1997 has been examined by Tait, Weller & Baker, independent certified public accountants, whose report thereon appears in the Funds' Annual Report to shareholders for the period ended October 31, 1997 and is incorporated by reference in this Prospectus.

                                      Net           Net Realized                  Distributions
Year             Net Asset         Investment      and Unrealized       Total        from Net
Ended              Value             Income         Gain (Loss)          from       Investment
October 31     Beg. of Period      (Loss)(a)       on Investments     Operations      Income)
----------     --------------     ------------     --------------     ----------     --------
The Rightime Fund
1997              $32.09            $  .43             $(1.24)          $(0.81)       $(0.42)
1996               37.55              1.14               2.11             3.25         (0.77)
1995               35.50             (0.10)              7.21             7.11         (0.30)
1994               37.42              0.29              (0.49)           (0.20)           --
1993               34.70             (0.32)              5.47             5.15         (0.05)
1992               37.33              0.06               2.16             2.22         (0.17)
1991               31.82              0.16               7.43             7.59         (0.61)
1990               32.52              0.95              (1.30)           (0.36)        (0.35)
1989               31.86              0.05*              1.53             1.58         (0.04)
1988               34.35              0.25               1.90             2.15         (0.39)
The Rightime Government Securities Fund
1997              $12.65            $ 0.53             $(0.81)          $(0.28)       $(0.49)
1996               13.06              0.52              (0.32)            0.20         (0.61)
1995               12.93              0.68               0.08             0.76         (0.63)
1994               14.31              0.61              (1.34)           (0.73)        (0.65)
1993               13.16              0.66               1.21             1.87         (0.72)
1992               12.86              0.71               0.19             0.90         (0.60)
1991               12.63              0.82               0.17             0.99         (0.76)
1990               14.97              0.85              (1.85)           (1.00)        (0.88)
1989               13.61              0.95               1.10             2.05         (0.89)
1988               13.49              0.93               0.41             1.34         (1.02)
The Rightime Blue Chip Fund
1997              $31.88            $ 0.03             $ 0.83           $ 0.86        $(0.40)
1996               32.84              0.40               3.52             3.92         (0.28)
1995               33.08              0.35               5.66             6.01         (0.46)
1994               33.14              0.39              (0.04)            0.35         (0.23)
1993               29.70              0.26               3.41             3.67         (0.23)
1992               28.22              0.25               1.55             1.80         (0.32)
1991               26.23              0.32               4.53             4.85         (0.55)
1990               27.24              0.44               0.34             0.78         (0.47)
1989               26.81              0.45               1.59             2.04         (1.61)
1988               25.28              1.66              (0.02)            1.66         (0.13)
The Rightime Social Awareness Fund
1997              $29.09            $ 0.17             $ 1.52           $ 1.69        $(0.43)
1996               32.37              0.41               3.88             4.29            --
1995               26.84              0.08               5.91             5.99         (0.46)
1994               29.07              0.33              (0.72)           (0.39)           --
1993               29.64             (0.02)              1.76             1.74         (0.04)
1992               25.56              0.12               4.30             4.42         (0.23)
1991               22.29              0.16               3.51             3.67         (0.40)
1990(1)            25.00              0.32              (3.03)           (2.71)           --
The Rightime MidCap Fund
1997              $29.02            $ 0.27             $ 1.33           $ 1.60        $(0.54)
1996               32.95              0.49               2.56             3.05         (0.14)
1995               28.44              0.26               5.25             5.51         (0.45)
1994               31.07              0.32              (0.78)           (0.46)           --
1993               27.08             (0.03)              4.80             4.77         (0.05)
1992(2)            25.00              0.03               2.07             2.10         (0.02)


FINANCIAL HIGHLIGHTS (CONTINUED)
               Distributions    Distributions
Year               from             from                              Net Asset
Ended            Realized          Paid-in           Total              Value             Total
October 31     Capital Gains      Capital(b)      Distributions      End of Period       Return(c)
----------     ------------     ------------     --------------     --------------     ----------
The Rightime Fund
1997               $(0.91)          $  --             $(1.33)            $29.95           (2.77)%
1996                (7.94)             --              (8.71)             32.09            8.96
1995                (4.76)             --              (5.06)             37.55           23.38
1994                (1.72)             --              (1.72)             35.50           (0.48)
1993                (2.38)             --              (2.43)             37.42           15.49
1992                (4.68)             --              (4.85)             34.70            6.15
1991                (1.47)             --              (2.08)             37.33           25.21
1990                   --              --              (0.35)             31.82           (1.10)
1989                (0.78)          (0.10)             (0.92)             32.52            5.25
1988                (3.97)          (0.28)             (4.64)             31.86            6.37
The Rightime Government Securities Fund
1997                $  --           $  --             $(0.49)            $11.88           (2.10)%
1996                   --              --              (0.61)             12.65            1.48
1995                   --              --              (0.63)             13.06            6.00
1994                   --              --              (0.65)             12.93           (5.15)
1993                   --              --              (0.72)             14.31           14.60
1992                   --              --              (0.60)             13.16            7.20
1991                   --              --              (0.76)             12.86            8.14
1990                (0.46)             --              (1.34)             12.63           (7.13)
1989                   --              --              (0.89)             14.97           15.38
1988                   --              --              (1.02)             13.81           10.32
The Rightime Blue Chip Fund
1997               $(0.07)          $  --             $(0.47)            $32.27            2.63%
1996                (4.60)             --              (4.88)             31.88           12.26
1995                (5.79)             --              (6.25)             32.84           22.31
1994                (0.18)             --              (0.41)             33.08            1.06
1993                   --              --              (0.23)             33.14           12.41
1992                   --              --              (0.32)             29.70            6.41
1991                (2.31)             --              (2.86)             28.22           20.27
1990                (1.32)             --              (1.79)             26.23            2.68
1989                   --              --              (1.61)             27.24            8.42
1988                   --              --              (0.13)             26.81            6.50
The Rightime Social Awareness Fund
1997               $(1.04)          $  --             $(1.47)            $29.31            5.77%
1996                (7.57)             --              (7.57)             29.09           13.62
1995                   --              --              (0.46)             32.37           22.70
1994                (1.84)             --              (1.84)             26.84           (1.27)
1993                (2.27)             --              (2.31)             29.07            5.82
1992                (0.11)             --              (0.34)             29.64           17.43
1991                   --              --              (0.40)             25.56           16.69
1990(1)                --              --               0.00              22.29          (10.84)
The Rightime MidCap Fund
1997               $(0.96)          $  --             $(1.50)            $29.12            5.55%
1996                (6.84)             --              (6.98)             29.02            9.65
1995                (0.55)             --              (1.00)             32.95           20.07
1994                (2.17)             --              (2.17)             28.44           (1.38)
1993                (0.73)             --              (0.78)             31.07           17.93
1992(2)                --              --              (0.02)             27.08            8.40

(a) The Advisor reimbursed the respective Funds for a portion of the Funds' expenses during certain periods.
(b) Distributions from Paid-in Capital result from required distributions for federal excise tax purposes in excess of book income. The Rightime Fund's statement of changes in net assets and selected per share data for the year ended October 31, 1988 have been restated to reflect a reclass of the distribution from net investment income to a distribution from paid-in capital for the reason explained above.
(c)      Excludes sales charge.
*        Based on average monthly shares.

(1)      Inception of Fund was March 1, 1990.
(2)      Inception of Fund was November 11, 1991.

                                                     FINANCIAL HIGHLIGHTS
                                     (For a Share Outstanding Throughout the Period)

                                    Expenses to Average           Net Investment Income (Loss)
                                         Net Assets                   to Average Net Assets
                             -------------------------------     -------------------------------
                                                                                                                    Average
         Net Assets at the      Before            After             Before            After         Portfolio      Commission
RATIOS     End of Period     Reimbursement     Reimbursement     Reimbursement     Reimbursement     Turnover     Rate Paid (#)
------     --------------    -------------     -------------     -------------     -------------     --------     -------------
The Rightime Fund
1997       $126,001,807          2.45%             2.45%             1.16%             1.16%           62.01%          --
1996        166,490,280          2.45              2.45              3.11              3.11            15.40           --
1995        158,966,039          2.47              2.47             (0.27)            (0.27)            9.45           --
1994        149,207,566          2.51              2.51              0.78              0.78            11.50           --
1993        172,178,587          2.52              2.52             (0.83)            (0.83)            1.86           --
1992        170,955,840          2.56              2.56              0.15              0.15            72.63           --
1991        162,972,329          2.67              2.67              0.45              0.45           136.19           --
1990        134,295,952          2.67              2.67              1.52              1.52           383.38           --
1989        166,638,724          2.58              2.58              0.14              0.14           168.23           --
1988        284,923,878          2.58              2.58              0.53              0.53           187.25           --
The Rightime Government Securities Fund
1997       $  8,132,287          2.29%             2.29%             4.42%             4.42%           52.14%          --
1996         10,712,611          2.15              2.15              4.08              4.08           109.47           --
1995         18,632,859          1.90              1.90              5.29              5.29            77.98           --
1994         25,746,377          1.90              1.90              4.62              4.62           216.70           --
1993         33,934,808          1.98              1.98              4.72              4.72           120.80           --
1992         30,312,806          2.03              2.03              5.53              5.53           126.25           --
1991         42,234,866          1.82              1.82              5.55              5.55           309.57           --
1990         49,625,703          1.85              1.85              6.32              6.32           420.13           --
1989         35,476,441          1.99              1.99              6.63              6.63           451.57           --
1988         14,152,947          2.07              1.60              6.11              6.58           476.12           --
The Rightime Blue Chip Fund
1997       $254,386,954          2.09%             2.09%             0.05%             0.05%           39.27%     $0.0294
1996        277,639,083          2.08              2.08              1.25              1.25             1.30       0.0304
1995        249,619,271          2.17              2.17              1.13              1.13            17.52           --
1994        221,681,939          2.22              2.22              1.16              1.16             0.98           --
1993        223,687,834          2.16              2.16              0.72              0.72             1.97           --
1992        211,481,090          2.25              2.25              0.87              0.87               --           --
1991        187,307,234          2.27              2.27              1.30              1.30            34.07           --
1990        128,771,363          2.35              2.35              4.36              4.36           257.91           --
1989         94,493,124          2.38              2.38              2.32              2.32           232.92           --
1988         70,136,312          2.66              2.56              9.61              9.71         1,314.65           --
The Rightime Social Awareness Fund
1997       $ 11,467,788          2.35%             2.35%             0.55%             0.55%          107.98%     $0.0282
1996          8,694,248          2.42              2.42              1.51              1.51            46.57       0.0500
1995          7,378,063          2.75              2.75              0.32              0.32            36.49           --
1994          7,221,772          2.56              2.56              1.04              1.04            54.85           --
1993         10,556,506          2.40              2.40             (0.19)            (0.19)          238.52           --
1992          6,525,545          2.49              2.49              0.45              0.45           276.62           --
1991          5,770,249          2.88              2.88              0.63              0.63           247.22           --
1990(1)       5,491,349          2.85*             2.85*             2.36*             2.36*          734.44           --
The Rightime MidCap Fund
1997       $ 69,295,196          2.15%             2.15%             0.82%             0.82%          107.08%     $0.0360
1996         80,303,960          2.19              2.19              1.72              1.72             3.59       0.0211
1995         75,086,295          2.19              2.19              0.84              0.84            24.67           --
1994         65,252,084          2.28              2.28              1.14              1.14             0.75           --
1993         62,124,470          2.28              2.28             (0.19)            (0.19)           38.79           --
1992(2)      31,311,779          2.34*             2.34*             0.17*             0.17*           35.10           --
-------------

* Annualized

(#) Average Commission Rate Paid shows the average cost per share paid by a Fund for trades of equity securities for which a commission was charged.
(1) Inception of Fund was March 1, 1990.
(2) Inception of Fund was November 11, 1991.

                          PERFORMANCE

Total return data may from time to time be included in advertisements about the Funds. "Total return" of a Fund refers to the average annual compounded rates of return over certain periods that would equate an initial amount invested at the beginning of a stated period from which the maximum sales load is deducted to the ending redeemable value of the investment. The Fund will provide total return for one, five and ten year periods, as well as from inception. Non-standardized total return quotations may also be presented for other periods, or to reflect voluntary expense limitations in effect for the Fund in question during the relevant period, or to reflect investment at reduced sales charge levels or net asset value. Any quotation of total return not reflecting the maximum sales charge, or which reflects any voluntary expense limitations, would be reduced if the maximum sales charge were used or Fund expenses were not voluntarily limited.

Each Fund may also include its yield, accompanied by its total return, in advertising and other written material. Yield will be computed by dividing the net investment income per share earned during a recent one-month period by the maximum offering price per share of the Fund (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last day of the period.

The Funds may also compare their investment performance to appropriate market indexes such as the Standard & Poor's 500 Stock Index or the Standard & Poor's MidCap 400 Stock Index and to appropriate mutual fund indexes such as the Lipper Growth Fund Index or the Lipper Flexible Portfolio Fund Index. The Funds may also advertise their ranking compared to other similar mutual funds as reported by industry analysts such as Lipper Analytical Services, Inc.

All data is based on each Fund's past investment results and does not predict future performance. Investment performance, which will vary, is based on many factors, including market conditions, the composition of the Fund's portfolio and the Fund's operating expenses. Investment performance also often reflects the risks associated with the Fund's investment objective and policies. These factors should be considered when comparing the Fund to other funds and other investment vehicles.

Additional information concerning performance of the Funds is contained in the Funds' Annual Report to shareholders and the Statement of Additional Information which may be obtained without charge.

             INVESTMENT OBJECTIVES AND POLICIES

The investment objectives and policies of each Fund are described below. The investment objective of a Fund may not be changed without the approval of a majority of the Funds' outstanding voting securities. There can be no assurance that a Fund will achieve its objective.

The Rightime Fund

The Fund's objective is to achieve for its investors a high total return consistent with reasonable risk. It seeks to achieve this objective by concentrating (investing more than 25% of the value of its assets) in shares of other registered investment companies and by making other investments selected in accordance with the Fund's investment restrictions and policies. The Fund generally seeks to invest in securities that the Advisor has determined are consistent with reasonable risk. The Fund will use a variety of investment techniques in an effort to generate a high total return consisting of the sum of interest, dividend and other income and net realized and unrealized appreciation in the value of the Fund's portfolio of investment companies (including money market mutual funds), cash equivalents (such as repurchase agreements), cash, stocks, bonds and other debt obligations, stock options, stock index options, stock index futures and options thereon. The Fund is unable to predict what portion of its total return will consist of income, short-term capital gains or long-term capital gains. The Fund's pursuit of high total return is tempered by an attempt to limit the Fund to a reasonable level of risk in either strategy.

During periods when the Advisor anticipates a rising trend in the securities markets, it will seek to achieve the Fund's objective by establishing an "aggressive strategy" to concentrate in a portfolio of shares which the Advisor believes will benefit from such a trend. The Advisor will use a risk adjusted analysis (which considers the relative volatility of its various investments) to evaluate the investment companies performance under various market conditions and to consider the potential reward and potential risk. The Advisor will not select such investment companies based solely upon their previous performance. It is expected that such investment companies will generally invest more than 50% of their assets in common and/or preferred stocks. In order to make allowance for cash flow needs of the Fund or when the Fund is otherwise pursuing appreciation in its portfolio the Fund may invest up to 75% of its asset value in other investment vehicles such as common or preferred stocks of companies which are not investment companies, investment companies which are money market funds, cash equivalents, may make use of various hedging techniques or may hold its assets as cash.

When the Advisor anticipates a generally declining trend in securities markets, it will establish a "conservative strategy" to seek to achieve the Fund's objective by investing in the shares of money market funds and other types of investment companies, and investing up to 75% in cash equivalents and by retaining cash. In applying the conservative strategy to securities selection, a greater emphasis is placed in avoiding risk, consistent with the objective of the Fund. The Fund may also seek to achieve a high total return during such a period without disturbing or restructuring the portfolio established by the Fund during an Aggressive Period by using cash, cash equivalents, proceeds of maturing securities, new assets, etc. to purchase or sell other investment vehicles such as stocks, stock options, stock index options, stock index futures or options on such futures. Stock options, stock index futures and options thereon are utilized to "hedge" risks arising from the Fund's investments originally selected under its "Aggressive Portfolio Strategy," including those risks arising while the Fund is selecting suitable investments for its assets, and are not entered into for speculative purposes. Their use may impose a limit on the amount of gains the Fund can achieve from the investments which are so "hedged." (See "Hedging" and "Options and Futures.")

The Fund, by investing in shares of investment companies, indirectly pays a portion of the operating expenses, management expenses and brokerage costs of such companies as well as the expense of operating the fund. Thus, the Fund's investors may indirectly pay higher total operating expenses and other costs than they might pay by owning the underlying investment companies directly. The Fund attempts to identify investment companies that have demonstrated superior management in the past, thus possibly offsetting these factors by producing better results and/or lower costs and expenses than other investment companies. There can be no assurance that this result will be achieved.

The Fund must also structure its investments in other investment company shares to comply with certain provisions of federal securities laws. The presently applicable provisions impose limits on the amount of the investment of the Fund's assets, and those of its affiliates, in any investment company (3% of the total outstanding stock of any such company) and these laws and regulations also may adversely affect the operations of the Fund with respect to purchases or redemption of shares issued by an investment company. (The underlying investment company may be allowed to delay redemption of its shares held by an investment company, such as the Fund, in excess of 1% of its total assets per month.) Consequently, when the Fund is more heavily concentrated in small investment companies, it may not be able to readily dispose of such investment company shares and may be forced to redeem Fund shares in kind to redeeming shareholders by delivering shares of investment companies that are held in the Fund's portfolio. Although the Fund may be restricted in its ability to redeem, Fund shareholders who receive shares upon redemption are not so restricted. Applicable fundamental policies are reflected in the Fund's investment restrictions.

The Fund expects that it will select the investment companies in which it will invest based, in part, upon an analysis of the past and projected performance and investment structure of the investment companies. However, the Fund must consider other factors in the selection of the investment companies. These other factors include, but are not limited to, the investment company's size, shareholder services, liquidity, investment objective and investment techniques, etc. The Fund may be affected by the losses of such underlying investment companies, and the level of risk arising from the investment practices of such investment companies (such as repurchase agreements, quality standards, or lending of securities) and has no control over the risks taken by such investment companies. The Fund can also elect to redeem (subject to the 1% limitation discussed above) its investment in an underlying investment company (or sell it if the company is a closed-end one) if that action is considered necessary or appropriate.

The Fund presently estimates that its annualized portfolio turnover rate will generally not exceed 300%. See "Financial Highlights" for the actual rate. Depending on market conditions, the deviation may be material. In recent years, reduced volatility in the market place, and the availability of hedging instruments have enabled the Fund to operate with lower portfolio turnover rates, resulting in additional economic benefits. In the event of higher portfolio turnover, the Fund may incur higher brokerage costs and such portfolio turnover may result in greater realization of gains and losses for tax purposes.

The Rightime Blue Chip Fund

The Fund's objective is to achieve for its investors a high total return consistent with reasonable risk. It seeks to achieve this objective by investing primarily in Blue Chip securities ("Blue Chips"). Blue Chips include common stocks that are included in the Standard & Poor's 500 Stock Index (the "S & P 500"), a stock index of 500 common stocks that is a widely recognized index of stock market performance, and/or that is included in the Dow Jones Industrial Average Index of 30 common stocks (the "DJIA"), a widely recognized index of general stock market movement and options, stock index options, stock index futures and options on stock index futures, based on Blue Chip common stocks. At least 65% of the Fund's assets will usually, except when maintaining a temporary defensive position, be invested in Blue Chips, and up to 100% may be so invested. Such securities generally have the following characteristics:
(i) large capitalization (greater than $100 million); (ii) history of earnings and dividends; and (iii) large number of publicly held shares and high trading volume, resulting in a high degree of liquidity.

The Fund also seeks to achieve its objective by making other investments selected in accordance with the Fund's investment restrictions and policies. The Fund generally seeks to invest in securities that the Advisor has determined are consistent with reasonable risk. The Fund will use a variety of investment techniques in an effort to generate a high total return consisting of the sum of interest, dividend and other income and net realized and unrealized appreciation in the value of the Fund's portfolio of Blue Chips, cash equivalents (such as repurchase agreements), cash, stocks, bonds and other debt obligations, stock options, stock index options, stock index futures and options thereon. The Fund is unable to predict what portion of its total return will consist of income, short-term capital gains or long-term capital gains. The Fund's pursuit of high total return is tempered by an attempt to limit the Fund to a reasonable level of risk at all times.

During periods when the Advisor anticipates a rising trend in the securities markets, it will seek to achieve the Fund's objective by establishing an "aggressive strategy" to invest in a portfolio of securities which the Advisor believes will benefit from such a trend. In order to make allowance for cash needs of the Fund or when the Fund is otherwise pursuing appreciation in its portfolio, the Fund may also invest up to 35% of its asset value in investment vehicles which are not Blue Chips.

When the Advisor anticipates a generally declining trend in securities markets, it will establish a "conservative strategy" to seek to achieve its objective by investing up to 35% in securities other than Blue Chips, such as cash, cash equivalents, bonds and other debt obligations. In applying the conservative strategy to securities selection, a greater emphasis is placed on avoiding risk, consistent with the objective of the Fund. The Fund may also seek to achieve its objective during such a period without disturbing or restructuring the portfolio established by the Fund during an Aggressive Period by using cash, cash equivalents, proceeds of maturing securities, new assets, etc. to purchase or sell other investment vehicles such as bonds and other debt obligations, stock options, stock index options, stock index futures or options on such futures. Stock options, stock index futures and options thereon are utilized to "hedge" risks arising from the Fund's investments originally selected under its "Aggressive Portfolio Strategy," including those risks arising while the Fund is selecting suitable investments for its assets, and are not entered into for speculative purposes. Their use may reduce or impose a limit on the amount of gains the Fund can achieve from the investments which are so "hedged." (See "Hedging" and "Options and Futures.")

The Fund presently estimates that its annualized portfolio turnover rate will generally not exceed 300%. See "Financial Highlights" for the actual rate. Depending on market conditions, the deviation may be material. In recent years, reduced volatility in the market place, and the availability of hedging instruments have enabled the Fund to operate with lower portfolio turnover rates, resulting in additional economic benefits. In the event of higher portfolio turnover, the Fund may incur higher brokerage costs and such portfolio turnover may result in greater realization of gains and losses for tax purposes.

The Rightime MidCap Fund

The Fund's objective is to achieve for its investors a high total return consistent with reasonable risk. It seeks to achieve this objective by investing primarily in securities of companies with medium-size market capitalization ("MidCaps"). The Fund generally considers a medium-size market capitalization to be between $200 million and $5 billion. Market capitalization means the total market value of a company's outstanding common stock. MidCaps include common stocks that are included in the Standard & Poor's MidCap 400 Stock Index, an index of stock market performance of 400 stocks, and options, stock index options, stock index futures and options on stock index futures, based on MidCap common stocks. At least 65% of the Fund's assets will usually, except when maintaining a temporary defensive position, be invested in MidCaps, and up to 100% may be so invested. The securities of companies with medium-size market capitalization are traded on the New York Stock Exchange and the American Stock Exchange and in the over-the-counter market. Market capitalization does not necessarily bear any correlation to other financial attributes used to describe the size of the company, such as levels of assets, revenues or income. Investments in MidCaps are generally considered to offer greater opportunity for appreciation and to involve greater risk of depreciation than securities of companies with larger market capitalization. Since MidCaps are not broadly traded as the securities of larger capitalized companies, they are often subject to wider and more abrupt fluctuations in market price. Moreover, these securities might not be as widely researched in the market. There have been prolonged periods when these securities have substantially underperformed or outperformed the securities of the larger capitalization companies included in the popular stock market indices such as the Dow Jones Industrial Average and the S & P 500.

The Fund also seeks to achieve its objective by making other investments selected in accordance with the Fund's investment restrictions and policies. The Fund generally seeks to invest in securities that the Advisor has determined are consistent with reasonable risk. The Fund will use a variety of investment techniques in an effort to generate a high total return consisting of the sum of interest, dividend and other income and net realized and unrealized appreciation in the value of the Fund's portfolio of MidCap securities, cash equivalents (such as repurchase agreements), cash, stocks, bonds and other debt obligations, stock options, stock index options, stock index futures and options thereon. The Fund is unable to predict what portion of its total return will consist of income, short-term capital gains or long-term capital gains. The Fund's pursuit of high total return is tempered by an attempt to limit the Fund to a reasonable level of risk at all times.

During periods when the Advisor anticipates a rising trend in the securities markets, it will seek to achieve the Fund's objective by establishing an "aggressive strategy" to invest in a portfolio of securities which the Advisor believes will benefit from such a trend. In order to make allowance for cash needs of the Fund or when the Fund is otherwise pursuing appreciation in its portfolio, the Fund may also invest up to 35% of its asset value in investment vehicles which are not MidCaps.

When the Advisor anticipates a generally declining trend in securities markets, it will establish a "conservative strategy" to seek to achieve its objective by investing up to 35% in securities other than MidCaps, such as cash, cash equivalents, bonds and other debt obligations. In applying the conservative strategy to securities selection, a greater emphasis is placed on avoiding risk, consistent with the objective of the Fund. The Fund may also seek to achieve its objective during such a period without disturbing or restructuring the portfolio established by the Fund during an Aggressive Period by using cash, cash equivalents, proceeds of maturing securities, new assets, etc. to purchase or sell other investment vehicles such as bonds and other debt obligations, stock options, stock index options, stock index futures or options on such futures. Stock options, stock index futures and options thereon are utilized to "hedge" risks arising from the Fund's investments originally selected under its "Aggressive Portfolio Strategy," including those risks arising while the Fund is selecting suitable investments for its assets, and are not entered into for speculative purposes. Their use may reduce or impose a limit on the amount of gains the Fund can achieve from the investments which are so "hedged." (See "Hedging" and "Options and Futures.")

The Fund presently estimates that its annualized portfolio turnover rate will generally not exceed 300%. See "Financial Highlights" for the actual rate. Depending on market conditions, the deviation may be material. In recent years, reduced volatility in the market place, and the availability of hedging instruments have enabled the Fund to operate with lower portfolio turnover rates, resulting in additional economic benefits. In the event of higher portfolio turnover, the Fund may incur higher brokerage costs and such portfolio turnover may result in greater realization of gains and losses for tax purposes.

The Rightime Social Awareness Fund

The Fund's objective is to achieve for its investors growth of capital and its secondary objective is current income, consistent with reasonable risk. It seeks to achieve its objective by investing in securities of companies with prospects for above-average capital growth, companies which the Advisor believes demonstrate the ability to exceed the average of companies in the S & P 500. The Fund will attempt to invest in companies which, in the opinion of the Advisor, not only meet the Fund's investment standards, but also show evidence in the conduct of their business, relative to other companies in the same industry, of contributing to the enhancement of the quality of human life. This may include companies which conduct their business in a socially responsible manner with a demonstrable commitment to certain social issues or enterprises that make a significant contribution to society through their products and services and through the way they do business. The Fund generally seeks to invest in securities that the Advisor has determined are investments consistent with reasonable risk and offer prospects for above-average capital growth. The Fund will normally invest at least 65% of its total assets in securities of companies which satisfy the financial and social criteria described herein. The Fund will invest primarily in common stocks, but may also invest in securities convertible into common stocks, preferred stocks and other securities (as described below) selected by the Advisor generally on the basis of industry analysis, including analysis of underlying economic factors, financial characteristics and trends, securities prices and trends, sales, earnings, products or services, new technology and markets. The Fund generally invests in United States equity securities that are listed on securities exchanges or traded in the over-the-counter market. The Fund will invest in common stocks which offer prospects for growth and which may or may not pay current dividends. The Fund will invest in securities of well-known and established companies as well as smaller, less well-known companies that it believes have prospects for above-average capital growth. The Fund's investments in smaller, less well-known companies may involve greater risk than is inherent in securities of more established companies.

The Fund also seeks to achieve its objective by making other investments selected in accordance with the Fund's investment restrictions and policies. The Fund generally seeks to invest in securities that the Advisor has determined are consistent with reasonable risk. The Fund will use a variety of investment techniques in an effort to generate growth of capital and other returns consisting of the sum of interest, dividend and other income and net realized and unrealized appreciation in the value of the Fund's portfolio of stocks, cash equivalents (such as repurchase agreements), cash, stocks, bonds and other debt obligations, stock options, stock index options, stock index futures and options thereon. The Fund is unable to predict what portion of its total return will consist of income, short-term capital gains or long-term capital gains. The Fund's pursuit of growth of capital is tempered by an attempt to limit the Fund to a reasonable level of risk at all times.

During periods when the Advisor anticipates a rising trend in the securities markets, it will seek to achieve the Fund's objective by establishing an "aggressive strategy" to invest in a portfolio of securities which the Advisor believes will benefit from such a trend.

When the Advisor anticipates a generally declining trend in securities markets, it will establish a "conservative strategy" to seek to achieve its objective by investing in securities such as cash, cash equivalents, bonds and other debt obligations. In applying the conservative strategy to securities selection, a greater emphasis is placed on avoiding risk, consistent with the objective of the Fund. The Fund may also seek to achieve its objective during such a period without disturbing or restructuring the portfolio established by the Fund during an Aggressive Period by using cash, cash equivalents, proceeds of maturing securities, new assets, etc. to purchase or sell other investment vehicles such as bonds and other debt obligations, stock options, stock index options, stock index futures or options on such futures. Stock options, stock index futures and options thereon are utilized to "hedge" risks arising from the Fund's investments originally selected under its "Aggressive Portfolio Strategy," including those risks arising while the Fund is selecting suitable investments for its assets, and are not entered into for speculative purposes. Their use may reduce or impose a limit on the amount of gains the Fund can achieve from the investments which are so "hedged." (See "Hedging" and "Options and Futures.")

After determining that a prospective investment meets the financial criteria described above, the Advisor will seek to select securities for the Fund based upon an analysis of the relative social performance of the issuer. The Advisor will numerically rate the social performance of each issuer regarding specific social issues and rate the overall social performance of each issuer between 1 and 10, with 1 indicating the highest rating and 10 indicating the lowest. The Advisor considers information provided by various sources, including the issuers of securities, publicly disclosed corporate documents filed with federal agencies, and information provided by Kinder, Lydenberg, Domini & Co. ("KLD") and its Domini Social Index (the "DSI"). The DSI is a market capitalization-weighted common stock index which monitors the performance of 400 corporations that pass multiple, broad-based social screens. The DSI 400 consists of approximately 250 companies included in the Standard & Poor's 500 Stock Index, approximately 100 of the largest companies not included in the S & P 500 or companies providing industry representation, and 50 companies with particularly strong social characteristics. The Advisor may select companies listed in the DSI for investment, but is not limited to the selection of such companies.

The DSI was created to fill two primary needs:

(bullet) To create a diversified benchmark against which social investors can measure the investment performance of socially screened portfolios. The DSI is constructed to represent the broad market available to the social investor.

(bullet) To provide a resource for social investors wishing a broad index of companies in a variety of industries that pass commonly applied social screens.

The DSI uses a combination of exclusionary and qualitative social screens:

     Exclusionary screens:

 (bullet)     Eliminate companies that derive two percent or more of
             sales from military weapons systems; derive any revenues from the manufacture of alcoholic or tobacco products; or derive any revenues from the providing of gaming products or services; and

(bullet) Eliminate electric utilities that own interests in nuclear power plants or derive electricity from nuclear power plants in which they have an interest.

     Qualitative screens:

(bullet) Evaluate companies' records in areas such as diversity, employee relations, the environment, and product. KLD makes an effort to include companies with a positive record in these areas.

Investors should be aware that the Fund's social criteria may limit the availability of investment opportunities more than is customary with other investment companies. The Advisor may change the social criteria used to rate social performance of an issuer without prior notice or shareholder approval.

The Fund presently estimates that its annualized portfolio turnover rate will generally not exceed 300%. See "Financial Highlights" for the actual rate. Depending on market conditions, the deviation may be material. In recent years, reduced volatility in the market place, and the availability of hedging instruments have enabled the Fund to operate with lower portfolio turnover rates, resulting in additional economic benefits. In the event of higher portfolio turnover, the Fund may incur higher brokerage costs and such portfolio turnover may result in greater realization of gains and losses for tax purposes.

The Rightime Fund, The Rightime Blue Chip Fund, The Rightime MidCap Fund and The Rightime Social Awareness Fund

The Advisor will select securities for each Fund based upon an analysis of the expected contribution of the security to the Fund's investment objective. Equity securities (such as common and preferred stock) will be selected based upon the expected appreciation potential, income, and/or liquidity of the security. In selecting preferred stock, the Advisor does not rely upon published ratings of issuers, but may consider such ratings in making its recommendations. Debt securities (such as bonds or other obligations, including money market securities), will be selected after considering factors such as the interest rate and the soundness of the issuer. The Advisor does not rely upon published ratings of such issuers, but may consider such ratings in making its recommendations. Preferred stocks and debt securities in which the Fund may invest will be rated at the time of purchase Baa or higher by Moody's Investor Service, Inc., or BBB or higher by Standard & Poor's Corporation, or in the opinion of the Advisor will be of comparable quality. Baa and BBB rated securities are considered to have speculative characteristics. Adverse economic conditions and changing circumstances are more likely to lead to a weakened capacity to pay principal and interest. In the event the rating on an issue held in a Fund's portfolio is changed by the ratings service, such change will be considered by the Fund in its evaluation of the overall investment merits of that security.

The Funds also seek to protect the value of their investments in the Fund by temporarily foregoing the Fund's objective for protection and stability of its assets when volatile or abnormal market conditions are anticipated by the Advisor (as indicated by rapidly accelerating inflation or interest rates, sharply declining stock markets, increasing deterioration in the banking situation and/or increasing threats to national or world security.) This will involve the selection of high proportions, up to 100%, of temporary defensive investments such as U.S. Government securities or other money market securities (see "Money Market Securities"), the use of very short portfolio maturities of 60 days or less, other investments which protect the value of the Fund, and similar techniques such as holding cash.

The Advisor will attempt to minimize market risk by the use of "market timing" concepts and procedures. Market timing involves the use of analytical techniques which seek to anticipate major market trends which, in the opinion of the Advisor, affect securities markets over periods of time, so an investor (such as the Fund) may restructure its portfolio of investments to increase gains or income, or avoid losses. There can be no assurance the Advisor will achieve timing consistently. If the Advisor incorrectly judges turns in the market, the Fund may lose opportunities for gains or incur losses.

The Rightime Government Securities Fund

The Fund's objective is to achieve for its investors a high current income consistent with safety and liquidity of principal. The Fund seeks to achieve this objective by investing in securities that are issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities ("Government Securities"), investing in securities secured by Government Securities (such as repurchase agreements), and by engaging in transactions involving related options, futures and options on futures. The shares of the Fund are not issued by the U.S. Government, nor is the Fund's net asset value guaranteed by the U.S. Government.

Under normal circumstances at least 65% of the Fund's assets will be invested at all times in Government Securities, including such securities purchased on a delayed delivery basis, or repurchase agreements secured by such securities. Government Securities include:
(1) U.S. Treasury obligations, which differ only on their interest rates, maturities and times of issuance: U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturities of one to ten years), and U.S. Treasury bonds (generally maturities of greater than ten years), and separated or divided U.S. Treasury securities (stripped by the U.S. Treasury) whose payments of principal and interest are all backed by the full faith and credit of the United States; and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities, some of which are backed by the full faith and credit of the U.S. Treasury, e.g., direct pass-through certificates of the Government National Mortgage Association (generally referred to as "GNMA"); some of which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of Federal Home Loan Banks; and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association. Generally, GNMA's are inversely affected by changes in interest rates, i.e., as interest rates decline, market value increases and as interest rates rise, market value declines. Consequently, GNMA's are subject to the risk of market price fluctuations. The Fund cannot "lock-in" long-term interest rates by purchasing such securities because the average life of the underlying mortgage instrument is likely to be substantially less than the original maturity. As a result of the need to reinvest prepayment of principal generally and the possibility of significant unscheduled prepayments resulting from decline in mortgage interest rates, the Fund may have to invest such assets at current rates which may be less favorable.

The Fund may also purchase U.S. Treasury securities that have been separated or divided by financial institutions and also receipts or certificates representing interests in such stripped debt obligations and coupons. Separated U.S. Treasury securities are sold under different names including: Certificate of Accrual on Treasury Securities, Treasury Receipts, Separated Trading of Registered Interest and Principal of Securities and Treasury Investment Growth Receipts.

The Fund may write covered call and put options and purchase call and put options on Government Securities in an effort to increase current income and to reduce fluctuations in net asset value. Consistent with the investment objective of recognizing safety and liquidity of principal, the Fund may protect against anticipated declines in the value of securities held or increases in the cost of securities to be acquired by hedging through purchase or sale of futures contracts on Government Securities and related options.

Depending on market conditions, the Fund may temporarily take a defensive position by investing a greater portion of its assets in cash, short-term Government Securities and related repurchase agreements or by otherwise reducing the general maturity of its portfolio.

Government Securities do not generally involve the credit risks associated with other types of interest bearing securities, although, as a result, the yields available from Government Securities are generally lower than the yields available from corporate interest-bearing securities. To the extent the Fund purchases U.S. Treasury obligations of medium term (maturities of one to ten years) or longer, the Fund's net asset value will vary inversely with changes in market interest rates. Consequently, investors in the Fund may be subject to more risk than other funds which do not purchase investments of medium term or longer. However, on an historical basis, securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities have involved minimal risk of loss of principal or interest.

The Fund presently estimates that its annualized portfolio turnover rate will generally not exceed 300%. See "Financial Highlights" for the actual rate. Depending on market conditions, the deviation may be material. In recent years, reduced volatility in the market place, and the availability of hedging instruments have enabled the Fund to operate with lower portfolio turnover rates, resulting in additional economic benefits. In the event of higher portfolio turnover, the Fund may incur higher brokerage costs and such portfolio turnover may result in greater realization of gains and losses for tax purposes.

                     OTHER INVESTMENT POLICIES

    The Rightime Fund, The Rightime Blue Chip Fund, The Rightime MidCap
             Fund, and The Rightime Social Awareness Fund

Hedging

Under certain conditions, each Fund may choose to restructure its investments in anticipation of market movement. This could involve the sale of investments owned by the Fund to secure gains or to avoid losses before an expected decline in the market reduces the market value of such securities.

In place of or to supplement such restructuring, each Fund may seek to protect itself from anticipated market action by using "hedging" techniques that the Fund expects will generate gains which would offset losses on other securities owned by the Fund. These hedging techniques could involve combinations of various techniques, such as the purchase or sale of stocks or the use of stock options, stock index options, stock index futures and options thereon to seek to achieve increases in the values of such options and futures which offset decreases in the values of other securities owned by the Fund. The Advisor would select the specific technique(s) based upon analysis of the Fund's portfolio, market conditions, relative costs and risks, tax effects and other factors. There can be variations between the relative movements of investments and hedge selected with respect to that investment. This may increase or decrease the gains or losses each Fund achieves by its hedging relative to its losses or gains on the hedged investments.

While the investment companies in which The Rightime Fund invests will generally not perform in exactly the same proportions as the indexes on which options or futures are available, the Advisor believes it can identify certain ratios reflecting relationships between the previous performance by such companies and the indexes on which the Fund will engage in options or futures transactions, and will attempt to allow for such differences in selecting its "hedging" investments. Because the Fund does not control the underlying investment company, an unexpected and unprecedented restructuring of the portfolio of an underlying investment company could have an unexpected, and possibly adverse, effect on the hedging efforts of the Advisor. If the Fund invested directly in a portfolio of operating companies its hedging efforts usually would not involve the risk of such an intervening level of hedging or defensive investments. This risk is present when the Fund invests in other investment companies, because each is separately managed by Advisors or officers who may also hedge simultaneously or take action which may render the Advisor's action ineffective or unsuccessful; the Fund benefits, in this respect, from the study of the prior records of, and the restrictions and limitations applicable to such companies, but is dependent upon the success or failure in these efforts of the Advisor.

Options and Futures

The Rightime Fund, The Rightime Blue Chip Fund, The Rightime MidCap Fund, and The Rightime Social Awareness Fund may use stock options, stock index futures and options on such futures to "hedge" their portfolio investments. The following descriptions illustrate some of the techniques and risks involved in such hedging. Further information appears in the Statement of Additional Information.

Options:   Each Fund intends to purchase and/or write call and put
options that are traded on U.S. securities exchanges or over-the-counter. Each Fund seeks to enhance its objective by receiving premiums for writing covered call and put options. Although each Fund receives premium income from these techniques, any appreciation realized will be limited by the terms of the option. Each Fund may purchase call options to protect against an increase in the price of securities that it ultimately wants to buy. It may purchase put options to protect its portfolio securities against a decline in market value.

Stock Index Futures:   Each Fund intends to purchase and sell stock
index futures contracts. A Fund may sell stock index futures contracts in anticipation of, or during a market decline to attempt to offset the decrease in market value of its common stocks and/or investment company holdings that might otherwise result; and it may purchase such contracts in order to offset increases in the cost of common stocks and/or investment company holdings that it intends to purchase.

Options on Stock Indexes and Stock Index Futures:   Each Fund intends to
purchase and/or write call and put options on Stock Indexes which are traded on U.S. exchanges. The Funds also intend to purchase and/or write call and put options on stock index futures which are traded on U.S. exchanges. Options on stock index futures are similar to options on stocks or options on stock indexes.

The selection of the foregoing techniques or any combination of them to be used at any particular time will depend upon an assessment of the relative implementation costs and the liquidity of the particular secondary market in which such options, stock index futures, and options on stock indexes and stock index futures are traded.

Risks of Transactions in Stock Options, Stock Index Options and Options
on Stock Index Futures:   An option position may be closed out only on
an exchange or with a dealer who provides a secondary market for an option of the same series. Although the Funds will generally purchase or write only those options for which the Advisor believes there is an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit or allow the option to expire. The inability to close-out these options may result in a loss to the Fund. If exercised, the Fund would incur brokerage commissions upon the subsequent disposition of underlying securities acquired. It is the position of the Staff of the Securities and Exchange Commission that over-the-counter options are illiquid. An imperfect correlation exists between the options and securities being hedged. The success of any hedging position depends on the ability of the Advisor to predict stock and interest rate movement.

While the Funds have not adopted fundamental limitations on their futures or options activities, they must comply with certain requirements of the U.S. Securities and Exchange Commission ("SEC") and the Commodities Futures Trading Commission. For example, these provisions require that each Fund shall not purchase or sell any futures or puts or calls on futures if immediately thereafter the sum of the amount of the Fund's margin deposits (both initial and variation deposits) and premiums paid for outstanding puts and/or calls on futures would exceed 5% of the value of its total assets. (While the amount represented by such premiums or margin may be small, the value of the assets affected by options of futures may be large.) This limitation (or the others described below) could, however, change if regulatory provisions applicable to the Funds were to be changed.


The conditions with which each Fund will comply under the terms of an Exemptive Order granted by the SEC to Rightime Fund, Inc.include requirements that: (1) the Fund maintain liquid assets in the segregated custody of its Custodian Bank equal to the combined value of its additional obligations for futures and certain other investments; (2) the sum of specified premiums and margins will not exceed 5% of the Fund's market value when such investments are made;
(3) the Fund will establish and maintain funds in FCM Accounts in its Custodian Bank as described in the Exemptive Order; and (4) the Fund will withdraw excess variation margin from such FCM Accounts as described in the Exemptive Order.


Money Market Securities

The Funds may invest in money market securities, which include: marketable securities issued or guaranteed as to principal and interest by the government of the United States or by its agencies or instrumentalities; domestic bank certificates of deposit; bankers' acceptances; prime commercial paper rated in the two highest categories by Moody's and Standard & Poor's Corp.; and repurchase agreements (secured by U.S. Treasury or agency obligations).

Under a repurchase agreement the Fund acquires a debt instrument for a relatively short period (usually not more than one week) subject to the obligations of the seller to repurchase and of the Fund to resell such instrument at a fixed price. The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Fund may incur a loss upon disposition of them. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of the Fund and therefore subject to sale by the trustee in bankruptcy. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities. While management of the Funds acknowledges these risks, it is expected that they can be controlled through stringent security selection and careful monitoring procedures.

The Funds will select money market securities for investment when such securities offer a current market rate of return which the Advisor considers reasonable in relation to the risk of the investment, and the issuer can satisfy suitable standards of creditworthiness set by the Advisor and described in the Statement of Additional Information.

            The Rightime Government Securities Fund

Futures Contracts and Options on Futures Contracts

The Fund may enter into contracts for the purchase or sale for future delivery of fixed income securities ("Futures Contracts") and may purchase and write options to buy or sell Futures Contracts ("Options on Futures Contracts"). These investment techniques will only be used by the Fund to hedge against anticipated future changes in interest rates which otherwise might either adversely affect the value of the Fund's portfolio securities or adversely affect the prices of Government Securities which the Fund intends to purchase at a later date. Should interest rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of Futures Contracts or Options on Futures Contracts or may realize a loss.

Options

The Fund may write (sell) "covered" put and call options on optionable Government Securities. Call options written by the Fund give the holder the right to buy the underlying securities from the Fund during the term of the option at a stated exercise price; put options give the holder the right to sell the underlying security to the Fund during the term of the option at a stated exercise price. Call options are "covered" when the Fund owns the underlying securities and put options are "covered" when the Fund has established a segregated account of cash and Government Securities which can be liquidated promptly to satisfy any obligation of the Fund to purchase the underlying securities. The Fund may also write straddles (combinations of puts and calls on the same underlying security) in exchange for a combined premium on the two writing transactions. (See "Dividends, Distributions and Taxes" in the Statement of Additional Information for a discussion of the tax consequences of Straddle Writing.)

The Fund will receive a premium from writing a put or call option, which increases the Fund's gross income in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option and the remaining term of the option. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

The Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. It is possible, however, that illiquidity in the options markets may make it difficult from time to time for the Fund to close out its written option positions. Also, the securities exchanges have established limitations on the number of options that may be written by an investor or group of investors acting in concert. It is possible in the future that the Fund and other investment companies or series of this company might be considered to be such a group. It is not contemplated that these position limits will have any adverse impact on the Fund's portfolio strategies.

The Fund may also purchase listed or over-the-counter put or call options in anticipation of changes in interest rates which may adversely affect the value of its portfolio or the prices of Government Securities that the Fund wants to purchase at a later date. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security changes sufficiently, the option may expire without value to the Fund. The Fund intends to treat options in respect of specific securities that are not traded on a national securities exchange as not readily marketable and therefore subject to the limitations set forth under "Investment Restrictions" below.

When-Issued Securities

When securities are offered on a "when-issued" basis, the price is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities takes place at a later date, normally within one month. The Fund will establish a segregated account with the Custodian in which it will maintain cash and marketable securities equal in value to commitments for when-issued securities. Such segregated securities either will mature, be replaced with cash or other comparable securities or, if necessary, be sold on or before the settlement date. The Fund intends to purchase when-issued securities with the purpose of actually acquiring them, although they may be sold prior to the settlement date if a sale appears desirable for investment reasons. Securities purchased on a when-issued basis are subject to changes in value based upon the public's perception of the creditworthiness of the issuer and changes, real and anticipated, in the level of interest rates. Securities purchased on a when-issued basis may expose the Fund to additional risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued basis can involve a risk that the yields available in the market when the delivery takes place actually may be higher than those obtained in the transaction itself.

Lending of Securities and Short-Sales

The Fund may make loans of Government Securities in its portfolio to broker/dealers under contracts calling for collateral that will consist of either Government Securities (which may have different maturities) or cash. The Fund will continue to collect interest on the securities loaned and will also receive either interest (through investment of cash collateral) or a fee (if the collateral is Government Securities). The Fund may pay fees in connection with securities loans. There may be risks of delay in receiving additional collateral, or risks of delay in recovery of the securities or even loss of rights of the collateral, should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Advisor to be of good standing, and when, in the judgement of the Advisor, the fee which can be earned from such securities loan justifies the attendant risk. The Fund may also make short sales involving either securities held in the Fund's portfolio or securities which the Fund has the right to acquire without paying additional consideration, generally referred to as "short sales against the box." Such short sales involve the risk that if the Fund holds a right to acquire a security it sells short, it may have to go into the market to acquire the security for delivery if that security is not received pursuant to the right to acquire. The continued obligation to hold a security for delivery under the short sale can also cause the Fund's assets to be tied up in the security for the intervening period, when the Fund might otherwise determine not to use its assets in such fashion. It is the present intention of management to make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes. (See "Dividends, Distributions and Taxes" in the Statement of Additional Information.)


                      INVESTMENT RESTRICTIONS

The investment restrictions set forth below have been adopted by the respective Funds to limit certain risks that may result from investment in specific types of securities or from engaging in certain kinds of transactions addressed by such restrictions. They may not be changed without the affirmative vote of a majority of the outstanding voting securities of the particular Fund. Certain of these policies are detailed below, while other policies are set forth in the Statement of Additional Information. Changes in values of a particular Fund's assets or the assets of the Company as a whole will not cause a violation of the investment restrictions so long as percentage restrictions are observed by the Fund at the time it purchases any security.

  The Rightime Fund, The Rightime Blue Chip Fund, The Rightime MidCap
          Fund, and The Rightime Social Awareness Fund

Each Fund's investment restrictions specifically provide that the Fund will not:

(a) as to 75% of the Fund's total assets, invest more than 5% of its total assets in the securities of any one issuer. (This limitation does not apply to cash and cash items, obligations issued or guaranteed by the United States government, its agencies or instrumentalities, or securities of other investment companies);

(b) purchase more than 10% of the voting securities or more than 10% of any class of securities of any issuer. (For purposes of this restriction, all outstanding fixed income securities of an issuer are considered as one class);

(c) purchase or sell commodities or commodity futures contracts, other than those related to stock indexes as previously outlined in the section entitled "Investment Objectives and Policies";

(d) make loans of money or securities, except (1) by the purchase of fixed income obligations in which the Fund may invest consistent with its investment objective and policies; or (2) by investment in repurchase agreements (see "Investment Objectives and Policies");

(e) invest in securities of any company if, to the knowledge of the Fund, any officer or director of the Company or the Advisor owns more than .5% of the outstanding securities of such company and such officers and directors (who own more than .5%) in the aggregate own more than 5% of the outstanding securities of such company;

(f) borrow money, except the Fund may borrow from banks: (1) for temporary or emergency purposes in an amount not exceeding 5% of the Fund's assets; or (2) to meet redemption requests that might otherwise require the untimely disposition of portfolio securities in an amount up to 33-1/3% of the value of the Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing was made. While borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make additional investments. Interest paid on borrowings will reduce net income;

(g) pledge, hypothecate, mortgage or otherwise encumber its assets, except in an amount up to 33-1/3% of the value of its net assets but only to secure borrowings for temporary or emergency purposes, such as to effect redemptions; and,

(h) purchase the securities of any issuer if, as a result, more than 10% of the value of the Fund's net assets would be invested (1) in securities that are subject to legal or contractual restrictions on resale ("restricted securities"), (2) in securities for which there are no readily available market quotations, or (3) in repurchase agreements maturing in more than seven days.

                       The Rightime Fund

The Fund has also adopted these two additional investment restrictions. The Fund will not:

(i) invest in any investment company if a purchase of its shares would result in the Fund and its affiliates owning more than 3% of the total outstanding stock of such investment company; and,

(j) invest in any investment company which itself does not qualify as a diversified investment company under the Internal Revenue Code.

             The Rightime Government Securities Fund

The Statement of Additional Information provides a listing of investment restrictions which govern the Fund's investment policies and a description of strategies which may be used by the Fund in managing its portfolio. Among other restrictions set forth therein, the Fund will not borrow money or pledge its assets except as a temporary measure for extraordinary or emergency purposes and not in excess of 33-1/3% of the value of the total assets of the Fund taken at lower of their market value or cost. If borrowings exceed 5% of the Fund's assets, the Fund will not purchase securities.



                         CAPITAL STOCK

The authorized capital stock of the Company consists of 500,000,000 shares of Common Stock with a par value of $0.01 each. At the present time 50,000,000 shares have been allocated to The Rightime Fund, and 20,000,000 shares of stock have been allocated to each of The Rightime Blue Chip Fund, The Rightime MidCap Fund, The Rightime Social Awareness Fund, and The Rightime Government Securities Fund. Each share has equal dividend, voting, liquidation and redemption rights. There are no conversion or preemptive rights. Shares, when issued, will be fully paid and nonassessable. Fractional shares have proportional voting rights. Shares of the Funds do not have cumulative voting rights which means that the holders of more than 50% of the shares voting for the election of directors can elect all of the directors if they choose to do so and, in such event, the holders of the remaining shares will not be able to elect any person to the Board of Directors. The Funds' shareholders will vote together to elect directors and on other matters affecting the entire corporation, but will vote separately on matters affecting separate series. The Funds do not intend to hold annual meetings of shareholders. The Company will call a meeting of Shareholders, if requested to do so by the holders of at least 10% of the Company's outstanding shares, for the purpose of voting upon the question of removal of a director or directors and will assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940, as amended (the "Investment Company Act.")

                       BOARD OF DIRECTORS

The Board of Directors of the Company are fiduciaries for the Funds' shareholders and are governed by the law of the State of Maryland in this regard. They establish policy for the operation of the Funds, and appoint the Officers who conduct the daily business of the Funds.

                       INVESTMENT ADVISOR

The investments of each Fund are managed by Rightime Econometrics, Inc. (previously defined as the "Advisor"), 1095 Rydal Road, Rydal, PA 19046-1711, under an investment advisory agreement (the "Advisory Agreement") which became effective as to the Funds on the following dates: The Rightime Fund, March 26, 1985; The Rightime Blue Chip Fund, July 1, 1987; The Rightime MidCap Fund, November 10, 1991; The Rightime Social Awareness Fund, March 1, 1990; and The Rightime Government Securities Fund, December 24, 1986. The Advisor has been providing investment management services to the Funds and to separately managed accounts since 1979 and currently has over $2 billion (including the Funds) in assets under management.

Pursuant to each Advisory Agreement, the Advisor will manage the assets of each Fund in accordance with the stated objective, policies and restrictions of the Fund (subject to the supervision of the Fund's Board of Directors and the Fund's officers.) The Advisor is responsible for selecting brokers and dealers (including, when appropriate, Lincoln Investment Planning, Inc. or other affiliated broker/dealers) to execute transactions for each Fund. The Board has also authorized the Advisor and the Company's officers to consider sales of Fund shares when allocating brokerage, subject to the policy of obtaining best price and execution of such transactions. The Advisor will also keep certain books and records in connection with its services to each Fund. The Advisor has also authorized any of its directors, officers and employees who have been elected as directors or officers of the Company to serve in the capacities in which they have been elected. Services furnished by the Advisor under each Advisory Agreement may be furnished through the medium of any such directors and officers.

As compensation for its services, the Advisor receives a fee, computed daily and payable monthly, at the annualized rate of .50% of the average daily net assets of each of The Rightime Fund, The Rightime Blue Chip Fund, The Rightime MidCap Fund, and The Rightime Social Awareness Fund, and .40% of the average daily net assets of The Rightime Government Securities Fund.

David J. Rights, the Chairman of the Board, President, and Treasurer of The Rightime Fund, Inc., has been the Portfolio Manager of each Fund since its inception. Mr. Rights is the President and owner of all of the voting common stock of the Advisor and has provided Lincoln Investment Planning, Inc. with investment research and related consulting services for over fourteen years directly or through a predecessor entity of the same name that merged into the Advisor.

                           ADMINISTRATOR

Each Fund has selected Rightime Administrators, Inc. (the "Administrator") to serve as the Administrator of the Fund. The Administrator, which is affiliated with the Advisor, is located at 218 Glenside Avenue, Wyncote, PA 19095-1595. The Administrator serves under an agreement (the "Administration Agreement") with the Company on behalf of each Fund, dated the same date as the respective Fund's Advisory Agreement. Each Administration Agreement provides that the Administrator will administer the Fund's affairs subject to the supervision of the Company's Board of Directors and, in connection therewith, furnish each Fund with office facilities, and with any ordinary clerical and bookkeeping services not furnished by the Funds' Transfer Agent or Custodian. The Administrator has authorized any of its directors, officers or employees who are elected as directors or officers of the Company, including a majority of the directors who are not "interested persons," as defined in the Investment Company Act of 1940, as amended, with respect to each Fund. The Administrator has retained Lincoln Investment Planning, Inc., the distributor and transfer agent for each Fund, to provide certain accounting services and shareholder services for each Fund.

As compensation for its services, the Administrator receives a fee, computed daily and payable monthly, at an annualized rate of each Fund's average daily net assets of .95% for The Rightime Fund, .85% for each of The Rightime Blue Chip Fund, The Rightime MidCap Fund, and The Rightime Social Awareness Fund, and .75% for The Rightime Government Securities Fund. The Administrator will pay the fees of the Distributor for the accounting and shareholder services referred to in the previous paragraph.

                     DISTRIBUTION OF SHARES

Lincoln Investment Planning, Inc. (the "Distributor") is each Fund's distributor under a distribution agreement ("Distribution Agreement") dated the same as the respective Fund's Advisory and Administration Agreements. The Distributor promotes the distribution of the shares of Funds in accordance with the Distribution Agreements and terms of the distribution plan of each Fund (the "Plan") adopted pursuant to Rule 12b-1 under the Investment Company Act. The Distributor has retained RTE Securities, Inc., a separate broker/dealer firm, to provide consulting services and to assist with wholesaling activities for the Funds. David
J. Rights who is the Chairman of the Board, President and Treasurer of the Company is also the owner of RTE Securities, Inc., as well as a consultant for the Distributor. Edward S. Forst, Sr. who is a Director and the Vice-President and Secretary of the Company is also the Chairman of the Board of the Distributor, and is considered an "affiliated person" of the Funds under the Investment Company Act. The Distributor's offices are at 218 Glenside Avenue, Wyncote, PA 19095-1595.

The Plans provide for the use of Fund assets to pay expenses of distributing Fund shares. The Distribution Agreements and the Plans were each approved by the Board of Directors, including a majority of the directors who are not "interested persons" of the Fund as defined in the 1940 Act (and each of whom has no direct or indirect financial interest in the Plan or any agreement related thereto, referred to herein as the "12b-1 Directors"). Each Fund's Plan and the agreements under each Plan may be different from, and will operate independently of, any plan adopted by any other series of the Company. Each Plan may be terminated at any time by the vote of the Company's Board of Directors or the 12b-1 Directors, or by the vote of a majority of the outstanding voting securities of the Fund. While a Plan continues in effect, the selection of the 12b-1 Directors is committed to the discretion of such persons then in office.

As compensation for its services, the Distributor receives a fee, computed daily and payable monthly, at an annualized rate of each Fund's average daily net assets of .75% for The Rightime Fund, .50% for The Rightime Blue Chip Fund, The Rightime MidCap Fund, The Rightime Social Awareness Fund, and .25% for The Rightime Government Securities Fund. The Plans provide that each Fund's costs may not exceed the annual rates listed above, for payments to the Distributor, sales representatives or third parties who render promotional and distribution services, for items such as advertising expenses, selling expenses, commissions or travel reasonably intended to result in sales of shares of the Fund and for the printing of prospectuses sent to prospective investors. The Funds will not bear any distribution expenses in excess of their payments to the Distributor under the Plans at the rates set forth above.

The Plans do not limit the amounts paid to the Distributor by each Fund to amounts actually expended by the Distributor, and it is therefore possible for payments to the Distributor to exceed its expenses in a particular year. At the present time, however, the budgeted expenses of the Distributor, including commissions to its representatives and those of other dealers, will substantially exceed the payments under each Distribution Agreement. The Distributor will advance such amounts from its own resources. While the Distributor has advised the Funds it hopes to recover such "excess" payments through its normal fees in later years, the Funds are not legally obligated to repay such excess amounts or to continue the Plans or the Distribution Agreements for such purpose. Although the Plans may be amended by the Board of Directors, any change in a Plan that would materially increase the amounts authorized to be paid under the Plan must be approved by shareholders.

The total amounts paid by the Funds under the foregoing arrangements may not exceed the maximum Plan limit specified above, and the amounts and purposes of expenditures under the Plan must be reported to the 12b-1 Directors quarterly. The amounts allowable under the Plan for each of the Funds is limited by provisions complying with certain rules of the National Association of Securities Dealers. The 12b-1 Directors may require or approve changes in the implementation or operation of the Plans and may also require the total expenditures by each Fund under its Plan be kept within limits lower than the maximum amount permitted by the Plan as stated above. The 12b-1 Directors may terminate the Distribution Agreement in accordance with its terms on thirty days' notice.

                           CUSTODIAN

CoreStates Bank, NA, Philadelphia, Pennsylvania acts as the Custodian of the securities and cash of each Fund.

             TRANSFER AND DIVIDEND DISBURSING AGENT

The Company has selected Lincoln Investment Planning, Inc. to serve as its transfer agent, dividend disbursing agent, and as redemption agent. In the opinion of the Board of Directors, the fees charged by Lincoln Investment Planning, Inc. for these services are comparable to those charged by others for comparable services. The transfer agent's expenses will be monitored for reasonableness by the Board of Directors.

                      GENERAL OPERATIONS

Except as indicated above, each Fund is responsible for the payment of its expenses, including: (a) the fees payable to the Advisor, Administrator, and the Distributor; (b) the fees and expenses of Directors who are not affiliated with the Advisor, the Administrator, or the Distributor; (c) the fees and certain expenses of the Fund's Custodian and Transfer Agent; (d) the charges and expenses of the Company's legal counsel and independent accountants; (e) brokers' commissions and any issue or transfer taxes in connection with its securities transactions; (f) all taxes and corporate fees payable to governmental agencies; (g) the fees of any trade association of which each Fund is a member; (h) the cost of stock certificates representing shares of each Fund; (i) reimbursements of the organization expenses of each Fund; (j) the fees and expenses involved in registering and maintaining registration of the Company and the shares of each Fund with the U.S. Securities and Exchange Commission, paying notice filing fees to states in which Fund shares are sold, and the preparation and printing of the Company's registration statements and prospectuses; for such purposes; (k) allocable communication expenses with respect to investor services and all expenses of shareholders and directors meetings and of preparing, printing and mailing prospectuses and reports to shareholders; and (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of each Fund's business. Expenses which are identifiable to a specific Fund are charged to the appropriate Fund and general corporate expenses are allocated proportionately to each Fund based on relative net assets.

               DIVIDENDS, DISTRIBUTIONS AND TAXES



On August 5, 1997, President Clinton signed into law the Taxpayer Relief Act of 1997 (the "1997 Act"). This new law makes sweeping changes in the Internal Revenue Code. Because many of these changes are complex they are discussed in the Statement of Additional Information.



The Rightime Fund, The Rightime Blue Chip Fund, The Rightime MidCap Fund, and The Rightime Social Awareness Fund will declare and pay annual dividends to shareholders of substantially all of its net investment income, if any, earned during the year from investments. The Rightime Government Securities Fund will declare and pay monthly dividends to its shareholders of substantially all of its net investment income, if any, earned during the year from its investments. All Funds will distribute net realized gains, if any, once each year.

Expenses of the Funds, including the fees of the Advisor, the Administrator, and the Distributor, are accrued each day. Reinvestments of dividends and distributions in additional shares of the Fund will be made at the net asset value determined on the payable date, unless the shareholder has elected to receive the dividends and/or distributions in cash. An election may be changed at any time by notifying the Fund.


Each of the Funds is qualified as a "regulated investment company" under the Internal Revenue Code of 1986 (the "Code") and intends to continue such qualification in the future. Such qualification removes each Fund from any liability for federal income taxes upon the portion of its net investment income and net capital gains distributed to shareholders and makes federal income tax upon such distributed income and capital gains the sole responsibility of the shareholders. Continued qualification requires each Fund to distribute to its shareholders each year substantially all of its income and capital gains. The Code imposes a nondeductible, 4% excise tax on regulated investment companies that do not distribute to shareholders in each calendar year, an amount equal to: (i) 98% of its calendar year net investment income; (ii) 98% of its net capital gains for the one-year period ending October 31; and (iii) 100% of any undistributed net investment income or net capital gains from the prior year. Each Fund intends to declare and pay dividends and capital gain distributions in a manner to avoid imposition of the excise tax. Each Fund also proposes to comply with other requirements, such as:
(a) appropriate diversification of its portfolio of investments; and (b) realization of 90% of annual gross income from dividends, interest, gains from sale of securities, or other "qualifying income."


The Company is a series corporation. Each series of the Company (each
Fund) is treated as a separate entity for federal tax purposes. Any net capital gains recognized by a Fund will be distributed to its investors without need to offset (for federal tax purposes) such gains against any net capital losses of another series.



The sale of shares of a Fund is a taxable event and may result in a capital gain or loss. A capital gain or loss may be realized from a redemption or exchange of shares among the Funds. In calculating any gain or loss on a share exchange, investors should recognize that they must hold their shares within The Rightime Blue Chip Fund, The Rightime MidCap Fund, The Rightime Social Awareness Fund, and The Rightime Government Securities Fund for more than 90 days in order to take into account the sales load incurred on such shares (to the extent the otherwise applicable sales load on the shares received in the exchange is reduced or waived). Any amount of sales load not so taken into account is added to the tax basis of the shares received in the exchange. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to a shareholder by a Fund on those shares. All or a portion of any loss realized by a shareholder upon the redemption of Fund shares will be disallowed to the extent such a shareholder purchases other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after the share redemption. Any loss disallowed under these rules will be added to the tax basis in the new shares purchased by such shareholder.



Any dividend or distribution to a shareholder shortly after the purchase of a Fund's shares will have the effect of reducing the net asset value per share of such shares by the amount of the dividend or distribution. While such payment (whether made in cash or reinvested in shares) is in effect a return of capital, it may be subject to income taxes. Regardless of the length of time Fund shares have been owned by shareholders who are subject to federal income taxes, distributions from long-term capital gains are taxable as such.


The dividends paid by The Rightime Fund, The Rightime Blue Chip Fund, The Rightime MidCap Fund, and The Rightime Social Awareness Fund may qualify, in part, for the 70% dividends received deduction. Under the 1997 Act, the amount that the Fund may designate as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends were earned by the Fund were debt-financed or held by the Fund for less than a 46 day period during a 90 day period beginning 45 days before the ex-dividend date of the corporate stock. Similarly, if your Fund shares are debt-financed or held by you for less than this same 46 day period, then the dividends-received deduction may also be reduced or eliminated. Even if designated as dividends eligible for the dividends-received deduction, all dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation. The dividends paid by The Rightime Government Securities Fund will not qualify for such deduction. Each Fund will provide an information return to shareholders describing the Federal tax status of the dividends paid by the Fund during the preceding calendar year within 60 days after the end of each year as required by present tax law. Many states grant tax-free status to dividends paid to a shareholder from interest earned on direct obligations of the U.S. Government, subject in some states to minimum investment requirements that must be met by the Fund. Investments in GNMA/FNMA securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities do not generally qualify for tax-free treatment. Shareholders should consult their tax Advisors concerning the state and local taxation of such dividends, and the federal, state and local taxation of capital gain distributions. Dividends declared in October, November or December of any year to investors of record on any date in such month will be deemed to have been received by the investors and paid by the series on the earlier of: (1) the date of payment; or (2) if paid after December 31, on December 31, provided such dividends are paid before February 1 of the following year.


In accordance with the Code, each Fund may be required to withhold a portion of dividends or redemptions or capital gains paid to a shareholder and remit such amount to the Internal Revenue Service, if the shareholder fails to furnish the Fund with a correct taxpayer identification number, if the shareholder fails to supply the Fund with a taxpayer identification number altogether, if the shareholder fails to make a required certification, or if the Internal Revenue Service notifies the Fund to withhold a portion of such distributions from an investor's account. Certain entities, such as certain types of trusts, may be exempt from this withholding provided they file an appropriate exemption certificate with the Fund.

    DETERMINATION OF NET ASSET VALUE AND PUBLIC OFFERING PRICE

Orders for purchases are effected at the offering price next calculated by each Fund after receipt of the order by the Fund's Transfer Agent. The public offering price consists of the net asset value per share next calculated plus any applicable sales load. The offering price and the net asset value of a Fund share are determined as of the close of regular trading on each day the New York Stock Exchange (the "NYSE") is open. The net asset value is determined by dividing the value of each Fund's securities, plus any cash and other assets, less liabilities, by the number of shares outstanding. Expenses and fees of each Fund are accrued daily and taken into account for the purpose of determining the net asset value.

The Rightime Fund will value redeemable securities issued by open-end investment companies using their respective net asset values determined at the close of the NYSE. All Funds will value a portfolio security listed on a securities exchange at the last sales price on the security's principal exchange on that day. Listed securities not traded on an exchange that day, and other securities which are traded in the over-the-counter market will be valued at the last reported bid price in the market on that day, if any. Stock options, stock index options or options on stock index futures traded on national security exchanges are valued at the close of option trading on such exchanges. Stock index futures which are traded on commodities exchanges are valued at the last transaction price as of the close of regular trading of the particular exchange on each day that exchange is open. The value of assets held in The Rightime Government Securities Fund may be determined on the basis of market values or valuations furnished by a pricing service, as described in the Statement of Additional Information. Securities for which market quotations are not readily available and all other assets will be valued at their respective fair market value as determined in good faith by, or under procedures established by the Board of Directors.

Money market securities with less than 60 days remaining to maturity when acquired by a Fund will be valued on an amortized cost basis by the Fund, excluding unrealized gains or losses thereon from the valuation. This is accomplished by valuing the security at cost and then assuming a constant amortization to maturity of any premium or discount. If the Fund acquires a money market security with more than 60 days remaining to maturity, it may be valued at current market value until the 60th day prior to maturity, and will then be valued on an amortized cost basis based upon the value on such a date.

                      HOW TO PURCHASE SHARES

Each Fund offers its shares for sale to the public through its Distributor or through any dealer or financial institution ("dealers") that has a dealers' agreement with the Distributor. The minimum initial investment for each Fund is $1,000 and each subsequent investment must be not less than $25. Each Fund may waive these minimums for qualified tax-sheltered retirement plans. Orders for purchases are effected at the offering price next calculated by each Fund after receipt of the order by the Fund's Distributor. (See "Determination of Net Asset Value and Public Offering Price.") Shares of The Rightime Fund are purchased at the net asset value without any sales charge. Shares of The Rightime Blue Chip Fund, The Rightime MidCap Fund, The Rightime Social Awareness Fund, and The Rightime Government Securities Fund are purchased at the offering price which reflects a maximum sales load of 4.75%. Lower sales loads apply for larger purchases. See table below.


                                                                  Sales Load as % of
                                                 Offering              Amount            Dealer's
Amount of Purchase                                 Price              Invested          Concession*
----------------------------                  --------------       --------------     ----------------
Less than $50,000                                   4.75%                4.99%              4.25%
$50,000 but under $100,000                          3.75                 3.90               3.35
$100,000 but under $500,000                         2.75                 2.83               2.45
$500,000 but under $1,000,000                       1.75                 1.80               1.55
$1,000,000 but under $2,000,000                     0.75                 0.76               0.65

For amounts of $2 million or more there is no sales load.

* In some circumstances, the Distributor may allow a larger percentage of the sales load to dealers. Such dealers may have additional responsibilities under the federal securities laws.
--------------------------------------------

Each Fund must be notified when a sale takes place that would qualify for the reduced sales load on the basis of previous purchases and current purchases. The reduced sales load will be granted upon confirmation of the shareholder's holdings by the Fund.

Shareholders of The Rightime Blue Chip Fund, The Rightime MidCap Fund, The Rightime Social Awareness Fund, and The Rightime Government Securities Fund may reduce their sales load by signing a Letter of Intent, that permits purchases over a 13-month period to obtain a reduced sales load. They may also combine shares in their Rightime Blue Chip Fund, Rightime MidCap Fund, Rightime Social Awareness Fund, and/or Rightime Government Securities Fund accounts for Rights of Accumulation to provide a reduced sales load on new purchases. Rights of Accumulation are applicable to purchases made at one time by an individual; or an individual, his or her spouse and their children under the age of 21; or a trustee or other fiduciary of a single trust estate or a single fiduciary account (including an employee benefit plan qualified under Section 401 of the Internal Revenue Code.)

Shares may be purchased initially by completing the application accompanying this Prospectus and mailing it, together with a check payable to The Rightime Fund, Inc. to:

Rightime Fund Quick Mail              The Rightime Family of Funds
P.O. Box 13813                OR      218 Glenside Avenue
Philadelphia, PA 19101-3813           Wyncote, PA 19095-1595
(Regular Mail)                        (Overnight Mail)

Subsequent investments to existing accounts may be made at any time using the address above. Mail orders should include, when possible, the "Invest By Mail" stub from your previous confirmation statement. It is important that your account number be referenced with all subsequent purchases or correspondence.

Shareholders who want to invest regularly may participate in the Automatic Investing Plan. This plan allows you to buy shares ($25 minimum) through pre-authorized withdrawals from your bank account. These investments are made on the 15th day of each month or the next business day thereafter.

For information on purchasing shares by wire and the issuance of stock certificates, please contact the Fund at (800) 866-9393.

The Company reserves the right in its sole discretion: (i) to suspend the offering of its shares; (ii) to reject purchase orders when in the best interest of the Fund; and, (iii) to reduce or waive the minimum for initial and subsequent investments as set forth above.

The Company reserves the right to charge a $15 annual maintenance fee to accounts which have no new purchase during a calendar year (excluding reinvestment of dividends and capital gains), and which have balances that remain below $1,000 during the last six months of such calendar year. Prior to deducting the fee, the Fund will provide 90 days notice to the shareholder, during which the shareholder may increase their account balance to $1,000 to avoid any fee. The Fund will not charge a fee if an account balance is worth less than $1,000 solely as a result of a market decline or sales load or if the account is actively participating in a systematic withdrawal plan.

Waiver of Sales Loads

The sales loads will not apply to purchases of The Rightime Blue Chip Fund, The Rightime MidCap Fund, The Rightime Social Awareness Fund, and The Rightime Government Securities Fund in the following circumstances provided that the Funds are notified at the time of purchase:

(bullet) shares acquired through dividend or capital gain reinvestment from any series of The Rightime Fund, Inc.;

(bullet) shares acquired by the officers, directors and employees of Rightime Econometrics, Inc., Lincoln Investment
             Planning, Inc., and The Rightime Fund, Inc.;

(bullet) shares acquired by any pension, profit-sharing or qualified retirement plan of Rightime Econometrics, Inc. and Lincoln Investment Planning, Inc.;

(bullet) shares acquired by registered representatives of dealers who have entered into dealers' agreements with the Distributor;

(bullet) shares acquired by certain family members of any such individual and their spouses identified above and cer-tain trusts, pension, profit-sharing or qualified retirement plan for the sole benefit of such persons;

(bullet) shares acquired and paid for with the proceeds from a Teacher's Insurance Annuity Association (TIAA) or
             College Retirement Equity Fund (CREF) account, and ongoing retirement plan investments after a TIAA-CREF transfer is received;

(bullet) shares acquired and paid for with the proceeds from accounts of employees of organizations who have or had a contract or agreement with TIAA or CREF, and ongoing retirement plan investments after the transfer is received;

(bullet) shares acquired and paid for with the proceeds of a redemption of an account in an unaffiliated mutual fund when the assets were managed by an outside investment advisor or market timer for a minimum of one year;
             and

(bullet) shares acquired and paid for with the proceeds of a redemption of an account in an unaffiliated mutual fund or insurance company which had previously incurred an initial sales charge or contingent deferred sales charge provided the assets maintain dealer or registered representative continuity. To qualify for this waiver the Fund may require evidence of the previously incurred charges.

                     HOW TO REDEEM SHARES

Shareholders may redeem their shares of the Funds without charge on any day that the Funds calculate their net asset values. (See "Determination of Net Asset Value and Public Offering Price.") Redemptions will be effected at the net asset value per share next determined after the receipt of a redemption request meeting the requirements described below. The Funds normally send redemption proceeds on the next business day, but in any event redemption proceeds are sent within seven days of receipt of a redemption request in proper form or within such earlier period as required under applicable law. Any redemption proceeds may be reinvested in the Fund at net asset value without any sales charges within 90 days of the redemption date.

A written redemption request to the Fund must: (i) identify the shareholder's Fund and account number; (ii) state the dollar amount or number of shares to be redeemed; and (iii) include the signatures of all registered owners exactly as the account is registered. If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to the Fund together with the redemption request. A redemption request must be accompanied by a signature guarantee for the following:

(bullet)     amounts in excess of $25,000;

(bullet) if the proceeds are to be made payable to other than the registered owner(s); or

(bullet) if the proceeds are to be sent elsewhere than the address of record.

A signature guarantee verifies the authenticity of the shareholder's signature(s) and may be obtained from an acceptable financial institution such as a bank, savings and loan association, trust company, credit union, broker or dealer, registered securities association or clearing agency. A notarized signature is not sufficient.

The Fund may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees and guardians. A redemption request will not be deemed to be properly received until the Fund receives all required documents in proper form.

Delivery of the proceeds of a redemption of shares purchased and paid for by check or shares purchased by the automatic investing plan shortly before the receipt of the redemption request may be delayed until the Fund determines that its Custodian Bank has completed collection of the funds. This may take up to 15 days. The Board of Directors may suspend the right of redemption or postpone the date of payment for more than seven days during any period when: (i) trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission") or such Exchange is closed for other than weekends and holidays; (ii) the Commission has by order permitted such suspension; or (iii) an emergency, as defined by rules of the Commission, exists during which time the sale of portfolio securities or valuation of securities held by the Fund are not reasonably practicable.

Shareholders and their dealer representatives are permitted to redeem shares by telephone. Shareholders who establish new accounts subsequent to the date of this prospectus by completing and returning a signed application will automatically receive telephone redemption privileges for themselves and their dealer representatives listed on the Fund's records, unless the shareholder waives telephone redemption privileges for their dealer representative or entirely by checking the appropriate box on the application. Existing shareholders will have their accounts converted to this telephone redemption privilege on the date of this prospectus and must notify the Fund in writing or by telephone if they wish to waive any portion of this privilege.

To redeem shares of your account by telephone, please call the Fund at
(800) 866-9393. Telephone redemptions:

(bullet) are not available on certain retirement accounts, such as 403(b)(7) accounts;

(bullet) are not available within 15 days of changing the address of record on an account;

(bullet)     may not exceed $25,000 in any 15-day period;

(bullet) must be payable to the registered owner(s) and mailed to the address of record or wired to the bank account designated on record at the Fund;

(bullet) may not be available on shares purchased by check or automatic investing plan within 15 days of the telephone redemption request; and

(bullet) are not available on outstanding shares issued in certificate form.

The Funds' Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include requiring the shareholder and/or their dealer representative to provide personal or other identifying information. These calls will also be recorded. For the protection of the shareholder and the Fund, a transaction may be delayed or not implemented if the Funds' Transfer Agent is not reasonably satisfied that the telephone instructions are genuine. Neither a Fund nor its Transfer Agent will be responsible for any loss, liability, cost or expense for following instructions received by telephone that it reasonably believes to be genuine. The Fund and the Transfer Agent may cancel the telephone redemption privilege at any time without prior notice.

If the Board of Directors determines that it would be detrimental to the best interest of the remaining shareholders of a Fund to make payment in cash, the Fund may pay the redemption price in whole or in part by distribution in kind of securities from the portfolio of the Fund. Such securities will be valued on the basis of the procedures used to determine the net asset value at the time of the redemption. If shares are redeemed in kind, the redeeming shareholder may incur brokerage costs in converting the assets into cash.

Each Fund reserves the right to redeem a shareholder's account where the account is worth less than the minimum initial investment required when the account is established, presently $1,000. (Any redemption of shares from an inactive account established with a minimum investment may reduce the account below the minimum initial investment, and could subject the account to such redemption.) The Fund will advise the shareholder of such intention in writing at least 90 days prior to effecting such redemption, during which time the shareholder may purchase additional shares in any amount necessary to bring the account back to $1,000. The Fund will not redeem a shareholder's account that is worth less than $1,000 solely as a result of a market decline, or if the account is actively participating in a systematic withdrawal plan. The Fund will not redeem a shareholder's account that has been charged an annual maintenance fee within the current calendar year. (See "How To Purchase Shares.")

Shareholders of a Fund worth at least $5,000 can open a Systematic Withdrawal Plan. They can arrange to withdraw a specific dollar amount (at least $25) on a monthly, quarterly, semiannual, or annual basis. Interested shareholders may contact the Fund for instructions on how to establish a systematic withdrawal plan.

                   HOW TO EXCHANGE SHARES

Shareholders of a Fund that has a sales load are permitted to exchange all or part of their shares into any Fund in the Rightime Family of Funds at net asset value, in states where shares of the Fund being acquired can be sold. Shareholders of a Fund that does not have a sales load, who previously incurred a sales load in connection with the purchase of shares, which were subsequently exchanged into the Fund with no sales load, may exchange a dollar amount equal to the current value of such shares into another Fund at net asset value. No fees are charged for the exchange privilege. Exchanges will be effected at the net asset price or public offering price next determined after the receipt of the exchange request. Exchange instructions may be in writing or by telephone. Written exchange requests should be mailed to the Fund's address listed in "How to Purchase Shares."

Telephone exchange requests may be made by calling the Fund at (800) 866-9393. Shareholders and their dealer representatives automatically receive the telephone exchange privilege, unless the shareholder waives the privilege for their dealer representative or entirely by checking the appropriate box on the application or by calling the Fund at the above telephone number. Telephone exchanges will be processed for authorized accounts as long as proper identification is given by the shareholder or dealer representative at the time of the exchange. Shares issued in certificate form may not be exchanged by telephone.

Shareholders of a Fund may exchange their shares into and from a designated money market portfolio organized and managed independently of the Funds.

An exchange, for tax purposes, constitutes the sale of one fund and the purchase of another. The sale may involve either a capital gain or loss to the shareholder for federal income tax purposes. See "Dividends, Distributions and Taxes."

The exchange privilege is subject to termination and its terms are subject to change without notice to shareholders.

                         SPECIAL PLANS

Each Fund also offers its shares for use in certain Tax-Sheltered Plans (such as IRA and 403(b)(7) plans) and Withdrawal Plans. Information on these Plans is available from the Fund's Distributor or by reviewing the Statement of Additional Information.


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THE RIGHTIME FUND, INC.

ADMINISTRATOR
Rightime Administrators, Inc.
218 Glenside Avenue
Wyncote, PA 19095-1595

INVESTMENT ADVISOR
Rightime Econometrics, Inc.
1095 Rydal Road
Rydal, PA 19046-1711

DISTRIBUTOR
Lincoln Investment Planning, Inc.
218 Glenside Avenue
Wyncote, PA 19095-1595

CUSTODIAN
CoreStates Bank, NA
Broad & Chestnut Sts.
Philadelphia, PA 19101-7618

TRANSFER AGENT
Lincoln Investment Planning, Inc.
218 Glenside Avenue
Wyncote, PA 19095-1595

Mailing Address
Rightime Fund Quick Mail
P.O. Box 13813
Philadelphia, PA 19101-3813

LEGAL COUNSEL
Stradley, Ronon, Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103-7098

AUDITORS
Tait, Weller & Baker
Eight Penn Center, Suite 800
Philadelphia, PA 19103-2108

Table of Contents
Expense Table                                3
Financial Highlights                         4
Performance                                  6
Investment Objectives
and Policies                                 6
Other Investment Policies                   13
Investment Restrictions                     17
Capital Stock                               18
Board of Directors                          18
Investment Advisor                          18
Administrator                               19
Distribution of Shares                      19
Custodian                                   20
Transfer and Dividend Disbursing
Agent                                       20
General Operations                          21
Dividends, Distributions and Taxes          21
Determination of Net Asset Value
and Public Offering Price                   22
How to Purchase Shares                      23
How to Redeem Shares                        25
How to Exchange Shares                      26
Special Plans                               27






                       THE RIGHTIME FUND, INC.
               THE RIGHTIME GOVERNMENT SECURITIES FUND

          SPECIAL MEETING OF SHAREHOLDERS - JUNE 24, 1998

The undersigned hereby revokes all previous proxies for shares and appoints David J. Rights and Edward S. Forst, Sr., and each of them, proxies of the undersigned, with full power of substitution, to vote all shares of The Rightime Government Securities Fund which the undersigned is entitled to vote at the Fund's Special Meeting of Shareholders to be held at the offices of The Rightime Fund, Inc., 218 Glenside Avenue, Wyncote, Pennsylvania 19095-1594 at 10:00 a.m. local time, on the 24th day of June, 1998, including any adjournments thereof, upon such business as may legally be brought before the Meeting.

PLEASE SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE.  NO
POSTAGE REQUIRED IF MAILED IN THE U.S.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. IT WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED IN FAVOR OF PROPOSAL NO. 1 AND WITHIN THE DISCRETION OF THE PROXYHOLDERS AS TO ANY OTHER ITEM WHICH MAY PROPERLY COME BEFORE THE MEETING.

                                            FOR    AGAINST    ABSTAIN
                                            ---    -------    -------

No. 1.  To approve or disapprove a Plan
of Reorganization providing for the
transfer of substantially all of the
assets of the Government Fund to, and
the assumption of the liabilities of
the Government Fund by, The Rightime
Blue Chip Fund series (the "Blue Chip
Fund") of the Company, in exchange for
shares of the Blue Chip Fund, to be
distributed to the shareholders of the
Government Fund.
                *     *     *     *     *

     In their discretion, the Proxyholders
     are authorized to vote upon such other
     matters as may legally come before the
     Meeting or any adjournment thereof.

     Note:  Please sign exactly        Dated               , 1998
     as your name appears on                ---------------
     the proxy.  If signing for
     Estates, Trusts or Corporations,
     Title or Capacity should be       -------------------------------
     stated.  If shares are held       Signature
     jointly, each holder must sign.

                                       -------------------------------
                                       Signature


     IMPORTANT
     ---------
PLEASE SEND IN YOUR PROXY . . . TODAY!
You are urged to date and sign the
attached proxy and return it promptly.
This will help save the expense of
follow-up letters to stockholders who
have not responded.



                   STATEMENT OF ADDITIONAL INFORMATION
                                  FOR
                        THE RIGHTIME FUND, INC.
                    Relating to the Acquisition of
              The Rightime Government Securities Fund by
                     The Rightime Blue Chip Fund

                           Dated May 18, 1998

     This Statement of Additional Information relates specifically to the proposed acquisition of substantially all of the assets of The Rightime Government Securities Fund series of The Rightime Fund,
Inc. (the "Company") by The Rightime Blue Chip Fund (the "Blue Chip Fund") series of the Company.

     This Statement of Additional Information consists of this Cover Page and the following document, which is attached and incorporated by reference:

          Exhibit:  A Statement of Additional Information dated
          February 1, 1998 relating to the Prospectus of The Rightime Fund, Inc., which Prospectus is included in the Combined Proxy Statement/Prospectus dated May 18, 1998.

     This Statement of Additional Information is not a Prospectus; a Combined Proxy Statement/Prospectus dated May 18, 1998 relating to the above-referenced transaction may be obtained from The Rightime Fund, Inc., 218 Glenside Avenue, Wyncote, Pennsylvania 19095-1594,
(800) 866-9393. This document should be read in conjunction with such Combined Proxy Statement/Prospectus.


Exhibit

*****************************************************

STATEMENT OF ADDITIONAL INFORMATION

                        THE RIGHTIME FUND, INC.
          STATEMENT OF ADDITIONAL INFORMATION DATED FEBRUARY 1, 1998

                         218 GLENSIDE AVENUE
                       WYNCOTE, PA  19095-1594

            The Fund may be telephoned at (800) 866-9393.

          The Rightime Fund, Inc. is an open-end diversified investment company which offers multiple series of shares (each, a "Fund"). This Statement of Additional Information relates to: The Rightime Fund, The Rightime Blue Chip Fund, The Rightime MidCap Fund, The Rightime Social Awareness Fund, and The Rightime Government Securities Fund. The shares of each Fund may be purchased or redeemed at any time. Purchases will be effected at the public offering price and redemptions will be effected at net asset value next computed after the receipt of the investor's request. A copy of the Fund's Prospectus is available without charge upon request to the Fund.


                            The Rightime Fund
                       The Rightime Blue Chip Fund

                      The Rightime MidCap Fund

          The objective of each of the above Funds is to achieve for its investors a high total return consistent with reasonable risk. Each Fund will use a variety of investment strategies in an effort to balance portfolio risks and to hedge market risks. There is no assurance that the objective of a Fund will be achieved.

                  The Rightime Social Awareness Fund

          The objective of the above Fund is to achieve for its investors growth of capital and its secondary objective is current income, consistent with reasonable risk. The Fund uses a variety of investment strategies in an effort to balance portfolio risks and to hedge market risks. There is no assurance that the objective of the Fund will be achieved.

                 The Rightime Government Securities Fund

          The objective of the above Fund is to achieve for its investors high current income consistent with safety and liquidity of principal. The Fund seeks to achieve this objective by investing in securities that are issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities or secured by such securities, and by investing in and by earning premiums from transactions involving related options, futures and options on futures. There is no assurance the objective will be achieved.


THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ IN CONNECTION WITH THE FUND'S PROSPECTUS DATED FEBRUARY 1, 1998. RETAIN THIS STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE.




                          TABLE OF CONTENTS

                                                               Page

Investment Objectives and Policies                                1

     The Rightime Fund                                            1
     The Rightime Blue Chip Fund and
          The Rightime MidCap Fund                                4
     The Rightime Social Awareness Fund                           6
          Options and Futures                                     8
          Money Market Securities                                11
     The Rightime Government Securities Fund                     12
     Portfolio Turnover                                          21

Investment Restrictions                                          21

Investment Advisor                                               24

Distributor                                                      25

Distribution Plan                                                26

Allocation of Portfolio Brokerage                                28

Transfer Agent                                                   28

Purchase of Shares                                               29

Dividends, Distribution and Taxes                                32

Officers and Directors of the Fund                               36

General Information                                              38

Performance                                                      38

Financial Statements



                     INVESTMENT OBJECTIVES AND POLICIES


                             THE RIGHTIME FUND

     The investment objective of the Fund is to achieve a high total return consistent with reasonable risk. It seeks to achieve this objective by concentrating in shares of investment companies and by making other investments selected in accordance with the Fund's investment restrictions and policies. The Fund will vary its investment strategy as described in the Fund's Prospectus to seek to achieve its objective. This Statement of Additional Information contains further information concerning the techniques and operations of the Fund, the securities in which it will invest, and the policies it will follow.

High Total Return

     The Fund seeks to achieve a high total return for its shareholders. It seeks to achieve this goal by a combination of capital appreciation on investments (which may be emphasized during periods when a generally rising trend in securities markets is anticipated by the Fund's investment advisor, Rightime Econometrics, Inc. (the "Advisor") and high income (which may be emphasized during periods when the Advisor anticipates that income producing securities will provide performance superior to the appreciation the Fund might otherwise achieve). The Fund also seeks to achieve a high total return by avoiding the full impact of periods of market decline by either shifting its investments or by hedging its investments. The Fund does not seek the "maximum total return" sought by some funds, because the Fund attempts to limit to a reasonable level the risk which it will bear in the selection of its investments.

Aggressive Portfolio Strategy

     During periods when the Advisor anticipates a rising trend in the securities markets, it will seek to achieve the Fund's investment objective by concentrating in a portfolio of shares of investment companies which the Advisor believes will benefit from such a trend.
The Advisor will use a risk adjusted analysis (which considers the relative volatility of its various investments) to evaluate the investment companies' performance under various market conditions and to consider the potential reward and potential risk. The Advisor will not select such investment companies based solely upon their previous performance. It is expected that such investment companies will generally invest more than 50% of their assets in common and/or preferred stocks. In order to make allowance for cash flow needs of the Fund or when the Fund is otherwise pursuing appreciation in its portfolio the Fund may also invest up to 75% of its asset value in other investment vehicles such as common or preferred stocks of companies which are not investment companies, investment companies which are money market funds, cash equivalents, may make use of various hedging techniques, or may hold its assets as cash. Though not required by its policies to do so, the Fund may make such investments, if necessary, to qualify as a "regulated investment company" under the Internal Revenue Code (the "IRC"). (See "Dividends, Distributions and Taxes" in the Prospectus for a discussion of qualification under Subchapter M of the IRC.)



Conservative Portfolio Strategy

     When the Advisor anticipates a generally declining trend in securities markets, it may seek to achieve the Fund's investment objective by investing in the shares of money market funds and other types of investment companies, and investing up to 75% in cash equivalents and by retaining cash. The Fund may also seek to achieve a high total return during such a period without disturbing or restructuring the portfolio established by the Fund during an aggressive period by using cash, cash equivalents, proceeds of maturing securities, new assets, etc. to purchase or sell other investment vehicles such as stocks, stock options, stock index options, stock index futures or options on such futures. (The Fund may also use such techniques to accommodate cash needs or to avoid impairing the Fund's status as a regulated investment company under the IRC.)

     To this end, the Fund may, as to 75% or less of its asset value buy or sell stock, stock options, stock index options, stock index futures and options thereon to seek to counter-balance portfolio volatility and/or market risk consistent with the intention of the investment objective to limit investments to those which involve a reasonable risk. Stock options, stock index futures and options thereon are utilized to "hedge" risks arising from the Fund's investments originally selected under its "Aggressive Portfolio Strategy," including those risks arising while the Fund is selecting suitable investments for its assets, and are not entered into for speculative purposes. Unlike funds which seek "maximum" total return without limitation on the degree of risk the fund will bear, when such option and futures techniques are used to reduce the risk of loss (or secure investment gains) for this Fund, their use will generally reduce or impose a limit on the amount of gains the Fund can achieve from the investments which are so "hedged." (See "Hedging" in the Prospectus and "Options and Futures" below.)


Other Factors

     The Fund seeks to provide its shareholders with a high total return consistent with reasonable risk. This involves two key concepts:

     First, the Advisor will attempt to minimize market risk by monitoring and responding to factors (such as various monetary, or market momentum indicators) which the Advisor expects will assist it in determining an investment posture including whether to restructure the portfolio for the Fund. This involves the use of "market timing" concepts and procedures which have been developed and applied by the Advisor. Market timing involves the use of analytical techniques which seek to anticipate major market trends which in the opinion of the Advisor affect securities markets over periods of time, so an investor (such as the Fund) may restructure its portfolio of investments to increase gains or income, or avoid losses. The Fund's Advisor will apply such analytical techniques to the Fund's investments, including the investment companies in which the Fund invests. It should be noted that some members of the investment community believe that market timing cannot be achieved successfully on a consistent basis and there can be no assurance the Advisor will achieve such a level of consistency. If the Advisor incorrectly judges turns in the market, the Fund may lose opportunities for gains or incur losses.


     Second, when appropriate to achieve the objective and strategies described above, the Fund intends to use investment techniques under which it would buy or sell portfolio securities such as stocks, stock options, stock index options, stock index futures or options on such futures to avoid untimely portfolio transactions, costly restructuring of the portfolio, or adverse market effects while the Fund is investing its assets. These techniques and securities are generally considered to be speculative and to involve higher risks or costs to an investor. The Fund will not, however, use stock index futures and options thereon for speculative purposes. These techniques will be used by the Fund when appropriate to "hedge" the usual investment risks attendant upon its investments, and the Fund believes it will therefore avoid the risks of such speculative use of these techniques.

     The Fund also seeks to protect the value of an investment in the Fund by temporarily foregoing high total return for protection and stability of its assets when volatile or abnormal market conditions are anticipated (as indicated by rapidly accelerating inflation or interest rates, sharply declining stock markets, increasing deterioration in the banking situation and/or increasing threats to national or world security). This will involve the selection of high proportions, up to 100%, of temporary defensive investments such as U.S. Government securities or other money market securities (see "Money Market Securities"), the use of very short portfolio maturities of 60 days or less, other investments which protect the value of the Fund, and similar techniques such as holding cash.

Investment Company Securities

     The other investment companies in which the Fund invests will be diversified investment companies managed by a number of investment advisors and portfolio managers. This will offer the Fund an opportunity to benefit from a variety of diversified portfolios.

     Each such company will be a registered investment company, and will operate subject to a variety of regulatory constraints. While such regulation does not guarantee the investment success of an investment company, or assure that it will not suffer investment losses, the Advisor believes that such investment companies provide a sound foundation upon which to base an investment portfolio. By investing in a broad spectrum of such companies the Fund hopes to benefit from the collective research and analysis of many experienced investment personnel.

     There are many types of investment companies. All maintain portfolios which are generally liquid, but can be composed of different kinds of securities and involve different objectives. Such companies may seek only income, only appreciation, or various combinations of these. They may invest in money market securities, short or long term bonds, dividend producing stocks, tax-exempt municipal securities, or a variety of other instruments. They may seek speculative or conservative investments ranging from securities issued by new companies to securities issued by "blue-chip" companies. An investment company which has a policy of holding 80% of its assets in debt securities maturing in thirteen months or less, or which holds itself out as a "money market fund" will be treated as a money market fund by the Fund.

     The Advisor be responsible for monitoring and evaluating these kinds of factors to select investment company fund securities for the Fund's portfolio in accordance with the policies and techniques described in the Prospectus.



        THE RIGHTIME BLUE CHIP FUND AND THE RIGHTIME MIDCAP FUND

     The investment objective of each Fund is to achieve a high total return consistent with reasonable risk. The Rightime Blue Chip Fund seeks to achieve this objective by investing in shares of blue chip securities ("Blue Chips") and by making other investments selected in accordance with the Fund's investment restrictions and policies. The Rightime MidCap Fund seeks to achieve this objective by investing primarily in securities of companies with medium-size market capitalizations ("MidCaps") and by making other investments selected in accordance with the Fund's investment restrictions and policies. Each Fund will vary its investment strategy as described in the Fund's Prospectus to seek to achieve its objective. This Statement of Additional Information contains further information concerning the techniques and operations of each Fund, the securities in which it will invest, and the policies it will follow.

High Total Return

     Each Fund seeks to achieve a high total return for its shareholders. Each Fund seeks to achieve this goal by a combination of capital appreciation on investments (which may be emphasized during periods when a generally rising trend in securities markets is anticipated by the Advisor Fund's) and high income (which may be emphasized during periods when the Advisor anticipates that income producing securities will provide performance superior to the appreciation the Fund might otherwise achieve). Each Fund also seeks to achieve a high total return by avoiding the full impact of periods of market decline by either shifting its investments or by hedging its investments. The Funds do not seek the "maximum total return" sought by some funds, because each Fund attempts to limit to a reasonable level the risk which it will bear in the selection of its investments.

Aggressive Portfolio Strategy

     During periods when the Advisor anticipates a rising trend in the securities markets, it will seek to achieve the Fund's investment objective by investing in a portfolio of Blue Chips for The Rightime Blue Chip Fund and MidCaps for The Rightime MidCap Fund, which the advisor believes will benefit from such a trend. In order to make allowance for cash flow needs of a Fund or when a Fund is otherwise pursuing appreciation in its portfolio, the respective Fund may also invest up to 35% of its asset value in other investment vehicles which are not classified as such. Though not required by its policies to do so, the Fund may make such investments, if necessary, to qualify as a "regulated investment company" under the Internal Revenue Code (the "IRC"). (See "Dividends, Distributions and Taxes" in the Prospectus for a discussion of qualification under Subchapter M of the IRC.)

Conservative Portfolio Strategy

     When the Advisor anticipates a generally declining trend in securities markets, it may seek to achieve the respective Fund's investment objective by investing up to 35% in securities other than Blue Chips or MidCaps. Each Fund may also seek to achieve a high total return during such a period without disturbing or restructuring the portfolio established by the Fund during an aggressive period by using cash, cash equivalents, proceeds of maturing securities, new assets, etc. to purchase or sell other investment vehicles such as bonds and other debt obligations, stock options, stock index options, stock index futures or options on such futures. (Each Fund may also use such techniques to accommodate cash needs or to avoid impairing the Fund's status as a regulated investment company under the IRC.)

     To this end, each Fund may, as to 35% or less of its asset value buy or sell bonds and other debt obligations, stock options, stock index options, stock index futures and options thereon to seek to counter-balance portfolio volatility and/or market risk consistent with the intention of the investment objective to limit investments to those which involve a reasonable risk. Stock options, stock index futures and options thereon are utilized to "hedge" risks arising from a Fund's investments originally selected under its "Aggressive Portfolio Strategy", including those risks arising while the Fund is selecting suitable investments for its assets, and are not entered into for speculative purposes. Unlike funds which seek "maximum" total return without limitation on the degree of risk the fund will bear, when such option and futures techniques are used to reduce the risk of loss (or secure investment gains) for a Fund, their use will generally reduce or impose a limit on the amount of gains a Fund can achieve from the investments which are so "hedged." (See "Hedging" in the Prospectus and "Options and Futures" below.)


Other Factors

     Each Fund seeks to provide its shareholders with a high total return consistent with reasonable risk. This involves two key concepts:


     First, the Advisor will attempt to minimize market risk by monitoring and responding to factors (such as various monetary, or market momentum indicators) which the Advisor expects will assist it in determining an investment posture including whether to restructure the portfolio for each Fund. This involves the use of "market timing" concepts and procedures which have been developed and applied by the Advisor. Market timing involves the use of analytical techniques which seek to anticipate major market trends which in the opinion of the investment advisor affect securities markets over periods of time, so an investor (such as the Fund) may restructure its portfolio of investments to increase gains or income, or avoid losses. The Advisor will apply such analytical techniques to each Fund's investments, including the Blue Chips in which The Rightime Blue Chip Fund invests and the MidCaps in which The Rightime MidCap Fund invests. It should be noted that some members of the investment community believe that market timing cannot be achieved successfully on a consistent basis and there can be no assurance the Advisor will achieve such a level of consistency. If the Advisor incorrectly judges turns in the market, a Fund may lose opportunities for gains or incur losses.



     Second, when appropriate to achieve the objective and strategies described above, each Fund intends to use investment techniques under which it would buy or sell portfolio securities such as stock options, stock index options, stock index futures or options on such futures to avoid untimely portfolio transactions, costly restructuring of the portfolio, or adverse market effects while the Fund is investing its assets. These techniques and securities are generally considered to be speculative and to involve higher risks or costs to an investor. The Funds will not, however, use stock index futures and options thereon for speculative purposes. These techniques will be used by each Fund when appropriate to "hedge" the usual investment risks attendant upon its investments, and the Fund believes it will therefore avoid the risks of such speculative use of these techniques.

     Each Fund also seeks to protect the value of an investment in the Fund by temporarily foregoing high total return for protection and stability of its assets when volatile or abnormal market conditions are anticipated (as indicated by rapidly accelerating inflation or interest rates, sharply declining stock markets, increasing deterioration in the banking situation and/or increasing threats to national or world security). This will involve the selection of high proportions, up to 100%, of temporary defensive investments such as U.S. Government securities or other money market securities (see "Money Market Securities"), the use of very short portfolio maturities of 60 days or less, other investments which protect the value of the Fund, and similar techniques such as holding cash.

                    THE RIGHTIME SOCIAL AWARENESS FUND

     The investment objective of the Fund is to achieve for its investors growth of capital and its secondary objective is current income, consistent with reasonable risk. The Fund seeks to achieve this objective by investing in securities of well known and established companies, as well as smaller, less well known companies, with prospects for above average capital growth and by making other investments selected in accordance with the Fund's investment restrictions and policies. As described in the Prospectus, the Fund also imposes certain social criteria prior to selecting investments for the Fund. The Fund will vary its investment strategy as described in the Fund's Prospectus to seek to achieve its objective. This Statement of Additional Information contains further information concerning the techniques and operations of the Fund, the securities in which it will invest, and the policies it will follow.

Growth of Capital and Income



     The Fund seeks to achieve primarily growth of capital and secondarily current income for its shareholders. The Fund seeks to achieve this goal by a combination of capital appreciation on investments (which may be emphasized during periods when a generally rising trend in securities markets is anticipated by the Advisor) and high income (which may be emphasized during periods when the investment advisor anticipates that income producing securities will provide performance superior to the appreciation the Fund might otherwise achieve, consistent with maintaining the Fund's objective). The Fund also seeks to achieve a return on its investments by avoiding the full impact of periods of market decline by either shifting its investments or by hedging its investments. The Fund attempts to limit to a reasonable level the risk which it will bear in the selection of its investments.

Aggressive Portfolio Strategy

     During periods when the Advisor anticipates a rising trend in the securities markets, it will seek to achieve the Fund's investment objective by investing in a portfolio of securities, primarily common stocks, which the advisor believes will benefit from such a trend. In order to make allowance for cash flow needs of the Fund or when the Fund is otherwise pursuing appreciation in its portfolio, the Fund may also invest its assets in other investment vehicles. Though not required by its policies to do so, the Fund may make such investments, if necessary, to qualify as a "regulated investment company" under the Internal Revenue Code (the "IRC"). (See "Dividends, Distributions and Taxes" in the Prospectus for a discussion of qualification under Subchapter M of the IRC.)

Conservative Portfolio Strategy

     When the Advisor anticipates a generally declining trend in securities markets, it may seek to achieve the Fund's investment objective by investing in securities other than common stocks, consistent with maintaining the Fund's objective. The Fund may also seek to achieve its objective during such a period without disturbing or restructuring the portfolio established by the Fund during an aggressive period by using cash, cash equivalents, proceeds of maturing securities, new assets, etc. to purchase or sell other investment vehicles such as bonds and other debt obligations, stock options, stock index options, stock index futures or options on such futures. (The Fund may also use such techniques to accommodate cash needs or to avoid impairing the Fund's status as a regulated investment company under the IRC.)

     To this end, the Fund may buy or sell bonds and other debt obligations, stock options, stock index options, stock index futures and options thereon to seek to counter-balance portfolio volatility and/or market risk consistent with the intention of the investment objective to limit investments to those which involve a reasonable risk. Stock options, stock index futures and options thereon are utilized to "hedge" risks arising from the Fund's investments originally selected under its "Aggressive Portfolio Strategy," including those risks arising while the Fund is selecting suitable investments for its assets, and are not entered into for speculative purposes. When such option and futures techniques are used to reduce the risk of loss (or secure investment gains) for the Fund, their use will generally reduce or impose a limit on the amount of gains the Fund can achieve from the investments which are so "hedged." (See "Hedging" in the Prospectus and "Options and Futures" below.)



Other Factors

     The Fund seeks to provide its shareholders with growth of capital and with current income as a secondary objective, consistent with reasonable risk. This involves two key concepts:



     First, the Advisor will attempt to minimize market risk by monitoring and responding to factors (such as various monetary, or market momentum indicators) which the Advisor expects will assist it in determining an investment posture including whether to restructure the portfolio for a Fund. This involves the use of "market timing" concepts and procedures which have been developed and applied by the Fund's Advisor. Market timing involves the use of analytical techniques which seek to anticipate major market trends which in the opinion of the Advisor affect securities markets over periods of time, so an investor (such as the Fund) may restructure its portfolio of investments to increase gains or income, or avoid losses. The Advisor will apply such analytical techniques to the Fund's investments. It should be noted that some members of the investment community believe that market timing cannot be achieved successfully on a consistent basis and there can be no assurance the Advisor will achieve such a level of consistency. If the Advisor incorrectly judges turns in the market, the Fund may lose opportunities for gains or incur losses.



     Second, when appropriate to achieve the objective and strategies described above, the Fund intends to use investment techniques under which it would buy or sell portfolio securities such as stock options, stock index options, stock index futures or options on such futures to avoid untimely portfolio transactions, costly restructuring of the portfolio, or adverse market effects while the Fund is investing its assets. These techniques and securities are generally considered to be speculative and to involve higher risks or costs to an investor. The Fund will not, however, use stock index futures and options thereon for speculative purposes. These techniques will be used by the Fund when appropriate to "hedge" the usual investment risks attendant upon its investments, and the Fund believes it will therefore avoid the risks of such speculative use of these techniques.

     The Fund also seeks to protect the value of an investment in the Fund by temporarily foregoing growth of capital for protection and stability of its assets when volatile or abnormal market conditions are anticipated (as indicated by rapidly accelerating inflation or interest rates, sharply declining stock markets, increasing deterioration in the banking situation and/or increasing threats to national or world security). This will involve the selection of high proportions, up to 100%, of temporary defensive investments such as U.S. Government securities or other money market securities (see "Money Market Securities"), the use of very short portfolio maturities of 60 days or less, other investments which protect the value of the Fund, and similar techniques such as holding cash.



                          OPTIONS AND FUTURES

     The following descriptions of stock options, stock index options, stock index futures and options on such futures are summaries of the vehicles The Rightime Fund, The Rightime Blue Chip Fund, The Rightime MidCap Fund and The Rightime Social Awareness Fund may use to "hedge" their respective investments, and illustrate techniques each Fund can select to achieve such hedging.



     Option Characteristics and Transactions: The Fund intends to purchase and/or write put and call options that are traded on United States securities exchanges and over-the-counter. A call option is a short-term contract (having a duration of nine months or less) pursuant to which the purchaser of the call option, in return for a premium paid, has the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price during the option period. A put option is a similar contract which gives the purchaser of the put option, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security, upon exercise, at the exercise price during the option period.

     A call option is "covered" if the Fund owns the underlying security (or equivalent in the case of stock index options) covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds on share-for-share basis a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other high grade short-term obligations in a segregated account with its custodian. A put option is "covered" if the Fund maintains cash, Treasury bills or other high grade short-term obligations with a value equal to the exercise price in a segregated account with its custodian, or else holds on a share-for-share basis a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

     If the Fund as the writer of an option wishes to terminate its obligation, the Fund may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after it has been notified of the exercise of an option. Likewise, an investor (such as the Fund) who is the holder of an option may liquidate his position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

     Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date, or both, or in the case of a written put option will permit the Fund to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Fund investments.

     The Fund will realize a profit from a closing purchase transaction if the price of the transaction is less than the premium received from writing the option or in the case of a closing sale transaction, the price received on the transaction is more than the premium paid to purchase the option; the Fund will realize a loss from a closing purchase transaction if the price of the transaction is more than the premium received from writing the option or in the case of a closing sale transaction, the price received on the transaction is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the closing purchase transaction of a call option is likely to be offset in whole or in part by appreciation of the underlying security if it is owned by the Fund.



     Stock Index Futures Characteristics: The Fund intends to purchase and sell stock index futures contracts as a hedge against changes in market conditions in accordance with the portfolio strategies described in the Prospectus. A stock index assigns relative values to the common stocks included in the index, and the index fluctuates with the changes in the market values of the common stocks so included. A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take, or make delivery of, an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying stocks in the index is made.



     Characteristics of Options on Stock Index Futures: The Fund intends to purchase and/or write put and call options on stock index futures which are traded on a U.S. exchange or Board of Trade. Options on stock index futures are similar to options on stocks except that an option on a stock index future gives the purchaser the right, in return for the premiums paid, to assume a position in a stock index futures contract (a purchase if the option is a call and a sale if the option is a put), rather than to purchase or sell stock, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the stock index futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the stock index future. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date.

     Risks of Transactions in Stock Options:   An option position may be
closed out only on an exchange which provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. In such event it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities acquired through the exercise of call options or upon the purchase of underlying securities for the exercise of put options. If the Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

     Reasons for the absence of a liquid secondary market on an exchange could include the following: l) there may be insufficient trading interest in certain options; 2) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; 3) trading-halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; 4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; 5) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or 6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. However, the Options Clearing Corporation, based on forecasts provided by the U.S. exchanges, believes that its facilities are adequate to handle the volume of reasonably anticipated options transactions, and such exchanges have advised such clearing corporation that they believe their facilities will also be adequate to handle reasonably anticipated volume.

          When the Fund enters into a futures transaction, it must deliver to the Futures Commission Merchant (the "FCM") selected by the Fund an amount referred to as "initial margin." This amount is maintained by the FCM in an account at the Fund's Custodian Bank. Thereafter "variation margin" may be paid by the Fund to, or drawn by the Fund from, such account in accordance with the controls set for such account. These controls, including the requirement that the Fund draw out amounts in excess of $50,000 in any one such account, are intended to protect the Fund from misappropriation of such "margin." The Fund will carefully monitor such accounts to seek to minimize the risk attendant upon such accounts.

          The Fund will also request that the Custodian Bank segregate other securities of the Fund equal in value to the Fund's potential liability under such transactions in excess of any amount held by the FCM, so that the Fund will always have the necessary assets to fulfill its obligation. The segregated account procedures will comply with Investment Company Act Release Number 10666 so the Fund will not be deemed to be engaged in the issuance of senior securities.




                         MONEY MARKET SECURITIES

     Although The Rightime Fund intends to concentrate its investments in investment company securities and The Rightime Blue Chip Fund, The Rightime MidCap Fund, and The Rightime Social Awareness Fund intend to invest their assets primarily in common stocks, each Fund may invest its assets directly in money market securities whenever deemed appropriate by the Advisor to achieve the Fund's investment objective. It may invest without limitation in such securities on a temporary basis for defensive purposes.



     Securities issued or guaranteed as to principal and interest by the United States government ("Government Securities") include a variety of Treasury securities, which differ in their interest rates, maturities and date of issue. Treasury bills have a maturity of one year or less; Treasury notes have maturities of one to ten years; Treasury bonds generally have a maturity of greater than five years. Each Fund will only acquire Government Securities which are supported by the "full faith and credit" of the United States. Securities which are backed by the full faith and credit of the United States include Treasury bills, Treasury notes, Treasury bonds, and obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank. The Fund's direct investments in money market securities will generally favor securities with shorter maturities (maturities of less than 60 days) which are less affected by price fluctuations than those with longer maturities.

     Certificates of deposit are certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Investments in bank certificates of deposit and bankers' acceptances are limited to domestic banks and savings and loan associations that are members of the Federal Deposit Insurance Corporation having total assets in excess of five hundred million dollars ("Domestic Banks").

     Investments in prime commercial paper may be made in notes, drafts, or similar instruments payable on demand or having a maturity at the time of issuance not exceeding nine months, exclusive of days of grace, or any renewal thereof payable on demand or having a maturity likewise limited.

     Under a repurchase agreement the Fund acquires a debt instrument for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such debt instrument at a fixed price. The Fund will enter into repurchase agreements only with banks which are members of the Federal Reserve System, or securities dealers who are members of a national securities exchange or are market makers in government securities and in either case, only where the debt instrument collateralizing the repurchase agreement is a U.S. Treasury or agency obligation supported by the full faith and credit of the U.S. A repurchase agreement may also be viewed as the loan of money by the Fund to the seller. The resale price specified is normally in excess of the purchase price, reflecting an agreed upon interest rate. The rate is effective for the period of time the Fund is invested in the agreement and may not be related to the coupon rate on the underlying security. The term of these repurchase agreements will usually be short (from overnight to one week) and at no time will the Fund invest in repurchase agreements of more than sixty days. The securities which are collateral for the repurchase agreements, however, may have maturity dates in excess of sixty days from the effective date of the repurchase agreement. The Fund will always receive, as collateral, securities whose market value, including accrued interest, will be at least equal to 100% of the dollar amount to be paid to the Fund under each agreement at its maturity, and the Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the Custodian. If the seller defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines, and might incur disposition costs in connection with liquidation of the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, collection of the collateral by the Fund may be delayed or limited. The Fund may not enter into a repurchase agreement with more than seven days to maturity if, as a result, more than 10% of the market value of the Fund's net assets would be invested in such repurchase agreements together with any other illiquid assets.


                 THE RIGHTIME GOVERNMENT SECURITIES FUND

     The objective of the Fund is to achieve for its investors a high current income, consistent with safety and liquidity of principal.

     The Fund seeks to achieve its investment objective by investing in securities that are issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities ("Government Securities") or securities secured by such securities, and by engaging in transactions involving related options, futures and options on futures.

     This Statement of Additional Information contains further information concerning the techniques and operations of the Fund, the securities in which it will invest, and the policies it will follow.



     Government Securities include: (1) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance:
U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturities of one to 10 years), and U.S. Treasury bonds (generally maturities of greater than 10 years) all of which are backed by the full faith and credit of the United States; and (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Treasury, e.g., direct pass-through certificates of the Government National Mortgage Association, some of which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of Federal Home Loan Banks, and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association.



     The Fund may also purchase separated or divided U.S. Treasury securities. Separated or Divided U.S. Treasury securities is the term used by the Fund to describe U.S. Treasury bills, notes and bonds which have been stripped of their unmatured interest coupons. These securities are often referred to as zero coupon Treasury Securities or Treasury Receipts. The term also describes the stripped coupons themselves and receipts or certificates representing interest in the stripped obligations and coupons. Like a Treasury bill, a zero-coupon security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount substantially less than its face value (sometimes referred to as a "deep discount" price).

     Currently the only U.S. Treasury security issued without coupons is the Treasury bill. However, in the last few years a number of banks and brokerage firms have separated ("stripped") the principal portions ("corpus") from the coupon portions of the U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account). The timely payment of interest and principal on the stripped securities remains guaranteed by the "full, faith and credit" of the U.S. Government. The receipts and certificates are sold at a discount from face value. Their prices may exhibit greater volatility than ordinary debt securities because of the manner in which their principal and interest is returned to the investor. The investor's yield is computed by amortizing the difference between the discounted purchase price and the face value at the purchase price and the face value at the maturity date over the life of the security, rather than interim interest payments. More recently, the U.S. Treasury Department has facilitated the stripping of Treasury notes and bonds by permitting the separated corpus and coupons to be transferred directly through the Federal Reserve Banks' book-entry system. This program, which eliminates the need for custodial or trust accounts to hold the Treasury securities, is called "Separate Trading of Registered Interest and Principal of Securities". Each such stripped instrument (or receipt) entitles the holder to a fixed amount of money from the Treasury at a single, specified future date. The U.S. Treasury redeems zero coupon securities consisting of the corpus for the face value thereof at maturity and those consisting of stripped coupons for the amount of interest, and at the date, stated thereon.

     Separated or divided U.S. Treasury Securities represent a single interest, or principal, payment on a U.S. Treasury bond which has been separated from all the other interest coupons as well as the bond itself. When the Fund purchases such an instrument, it purchases the right to receive a single payment of a set sum at a known date in the future. The interest rate on such an instrument is determined by the difference between the price the Fund pays for the instrument when it purchases the instrument at a discount and what the instrument entitles the Fund to receive when the instrument matures. That difference is amortized and accrued each day during the time the security is held.
The amount of the discount the Fund will receive will depend upon the length of time to maturity of the separated U.S. Treasury security and prevailing market interest rates when the separated U.S. Treasury security is purchased. Separated U.S. Treasury securities can be considered a zero coupon investment because no payment is made to the Fund until maturity. These investments' market values are much more susceptible to changes in market interest rates than income-producing securities. These securities are purchased with original issue discount and such discount is includable as gross income to a Fund shareholder over the life of the security. The Fund does not intend to hold such securities to maturity for the purpose of achieving potential capital gains, unless current yields on these securities remain attractive.

     The Fund may temporarily take a defensive position by investing a greater portion of its assets in cash, short term Government Securities and related repurchase agreements or by reducing the average weighted maturity of its portfolio. The Fund may enter into repurchase agreements (a purchase of and simultaneous commitment to resell a security at an agreed upon price on an agreed upon date) from a seller, usually a bank or brokerage firm, and only for Government Securities. The value of the securities held by the custodian pursuant to the repurchase agreement will at all times be greater than or equal to the resale price. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford the Fund the opportunity to earn a return on temporarily available cash at minimal market rise. While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the United States Government, the obligation of the seller is not guaranteed by the United States Government. If the vendor fails to pay the sum agreed to on the agreed upon delivery date, the Fund would have the right to sell the Government Securities, but might incur a loss in so doing and in certain cases may not be permitted to sell the Government Securities. For additional information concerning repurchase agreements, see "Investment Restrictions" in this Statement of Additional Information.

     Government Securities do not generally involve the credit risks associated with other types of interest bearing securities, although, as a result, the yields available from Government Securities are generally lower than the yields available from corporate interest bearing securities. To the extent the Fund purchases U.S. Obligations of medium term or longer, the Fund's net asset value will vary inversely with changes in market interest rates. Consequently, investors in the Fund may be subject to more risk than other funds which do not purchase investments of medium term or longer. However, on an historical basis, securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities have involved minimal risk of loss of principal or interest.

     Changes in the value of the Fund's portfolio securities subsequent to their acquisition are reflected in the net asset value of shares of the Fund. Such changes do not affect the income received by the Fund from such securities. However since available yields vary over time, no specific level of income can ever be assured. The dividends paid by the Fund will increase or decrease in relation to the income received by the Fund from its investments, which will in any case be reduced by the Fund's expenses before being distributed to the Fund's shareholders.

     When Issued and Delayed Delivery Transactions: The Fund may purchase and sell securities on a "when issued" and "delayed delivery" basis, that is, obligate itself to purchase or sell securities with delivery and payment to occur at a later date in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the obligation. When the Fund engages in "when issued" and "delayed delivery" transactions, the Fund relies on the buyer or seller, as the case may be, to consummate the sale. Failure to do so may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. No interest accrues to the Fund with respect to securities purchased on a "when issued" or "delayed delivery" basis until delivery and payment take place. Such securities are subject to market fluctuation; the value at delivery may be less than the purchase price. "When issued" and "delayed delivery" transactions may be expected to occur a month or more before delivery is due. No payment or delivery, however, is made by the Fund until it receives delivery or payment from the other party to the transaction. The Fund will maintain in a segregated account with its custodian, cash, Treasury bills, or other U.S. Government securities having an aggregate value equal to the amount of such purchase commitments until payment is made. To the extent the Fund engages in "when issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring securities for the Fund's portfolio consistent with the Fund's investment objective and policies and not for the purpose of investment leverage.

     Futures Contracts and Options on Futures Contracts: The Fund may enter into contracts for the purchase or sale for future delivery of fixed income securities ("Futures Contracts"). This investment technique is designed to hedge (i.e., protect) against anticipated changes in interest rates which otherwise might either adversely affect the value of the Fund's portfolio securities or adversely affect the prices of Government Securities which the Fund intends to purchase at a later date.

     When a Futures Contract is sold, the Fund incurs a contractual obligation to deliver the securities underlying the contract at a specified price on a specified date during a specified future month. A "purchase" of a Futures Contract means the acquisition of a contractual right to obtain delivery to the Fund of the securities called for by the contract at a specified price during a specific future month.

     Futures Contracts have been designed by exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC"), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures Contracts trade on these markets, and the exchanges, through their clearing organizations, guarantee that the contracts between the clearing members of the exchange will be performed. The Fund will only enter into Futures contracts which are based on Government Securities, including any index of government securities.

     While Futures Contracts based on debt securities provide for the delivery of securities, deliveries usually do not occur. Contracts are generally terminated by entering into an off-setting transaction. The Fund will incur brokerage fees when it purchases or sells Futures Contracts. At the same time such a purchase or sale is made, the Fund must provide cash or securities as a deposit ("initial deposit") known as "margin." It is expected that the initial deposit would be approximately 4% of the contract's face value. Daily thereafter, the Futures Contract is valued and the payment of "variation margin" may be required since each day the Fund may provide or receive cash that reflects the decline or increase in the value of the contract. At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with different interest rate than the specific security that provides the standard for the contract. In some (but not many) cases, securities called for by a Futures Contract may not have been issued when the contract was written.

     The purpose of the purchase or sale of a Futures Contract, in the case of a portfolio such as the Fund's portfolio, which holds or intends to acquire Government Securities, is to protect the Fund against the adverse effects of fluctuations in interest rates without actually buying or selling such securities. For example, if the Fund owns Government Securities, and if interest rates were expected to increase, the Fund might enter into Futures Contracts for the sale of such securities. Such a sale would have much the same economic effect as selling an equivalent value of the Government Securities the Fund owns. If interest rates did increase, the value of the securities in the portfolio would decline, but the value of the Fund Futures Contracts would increase at approximately the same rate thereby keeping the net asset value of the Fund from declining, or declining as much as it otherwise would have.

     Similarly, when it is expected that interest rates may decline, Futures Contracts may be purchased to hedge in anticipation of subsequent purchases of Government Securities at higher prices. The Fund could take advantage of the anticipated rise in the value of such securities without actually buying them until the necessary cash became available or the market had stabilized. At that time, the Futures Contracts could be liquidated and the Fund could buy the Government Securities on the cash market. Due to changing market conditions, however, and interest rate forecasts, a futures position may be terminated without a corresponding purchase of securities. The Fund could accomplish similar results by selling Government Securities with long maturities and investing in Government Securities with short maturities when interest rates are expected to increase. However, when the futures market is more liquid than the cash market, the use of Futures Contracts as a hedging technique allows the Fund to maintain a defensive position without having to sell its portfolio securities. To the extent the Fund enters into Futures Contracts for these purposes, it will maintain a segregated asset account consisting of cash or high grade Government Securities in an amount equal to the difference between the fluctuating market value of such Futures Contracts and the aggregate value of the initial deposit and variation margin payments made by the Fund with respect to such Futures Contracts.

     The ordinary spreads between prices in the cash and futures markets, due to differences in the natures of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close Futures Contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of such distortion, a correct forecast of general interest rate trends by the Advisor may still not result in a successful transaction.

     The liquidity of a market in a futures contract may also be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. Prices have in the past exceeded the daily limit on a number of consecutive trading days. On any day or days when the price fluctuation limits have been reached, the Fund may be unable to liquidate existing futures positions or to implement a hedging strategy through the purchase or sale of particular futures.

     The Fund will not maintain open short positions in futures contracts if, in the aggregate, the value of its open positions (marked to market) exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on such open positions, adjusted for historical volatility relationship between the portfolio and futures contracts.

     Investments in Futures Contracts entail the risk that if the Advisor's investment judgment about the general direction of interest rates is incorrect the Fund's overall performance may be poorer than if it had not entered into any such contract. For example, if the Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of Government Securities held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its Government Securities which it has because it will have offsetting losses in its futures position. In addition, in such situations, if the Fund had insufficient cash, it may have to sell Government Securities from its portfolio to meet daily variation margin requirements. Such sale of Government Securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

     The Fund intends to purchase and sell options on Futures Contracts for hedging purposes. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying security, it may or may not be less risky than ownership of the futures contract or underlying security. As with the purchase of futures contracts, when the Fund is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

     The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of Government Securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

     The purchase of put options on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. The Fund will purchase a put option on a futures contract to hedge the Fund's portfolio against the risk of rising interest rates.

     The amount of risk the Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

     The Fund's ability to engage in the options and futures strategies described above will depend on the availability of a liquid market in such instruments. Markets in options and futures with respect to Government Securities are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of options or futures. Therefore no assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes set forth above. Furthermore, the Fund's ability to engage in options and futures transactions may be limited by tax considerations.

     Options: The Fund intends to write covered put and call options and purchase put and call options on Government Securities and options on other optionable Government Securities.



     Call options written by the Fund give the holder the right to buy the underlying securities from the Fund at a stated exercise price; put options written by the Fund give the holder the right to sell the underlying security to the Fund at a stated exercise price. A call option written by the Fund is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held: (a) is equal to or less than the exercise price of the call written; or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash and Government Securities in a segregated account with its custodian. A put option written by the Fund is "covered" if the Fund maintains cash and Government Securities with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.



     The writer of an option has no control over when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option, since the writer may be assigned an exercise notice at any time prior to the termination of the obligation. If an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to purchase the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

     The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

     Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Fund to write another put option to the extent that the exercise price thereof is secured by deposited cash or Government Securities. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Fund investments. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

     The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

     An option position may be closed out only where there exists a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options with the result that the Fund would have to exercise the options in order to realize any profit. If the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by a national securities exchange ("Exchange") on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an Exchange; (v) the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume, or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event that secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

     The Fund may write options in connection with buy-and-write transactions; that is the Fund may purchase a security and then, either simultaneously or in a separate transaction, write a call option against the security. The exercise price of the call the Fund determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

     The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or take delivery of the security at the exercise price and the Fund's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price. Out-of-the-money, at-the-money and in-the-money put options may be used by the Fund in the same market environments that call options are used in equivalent buy-and-write transactions.

     The Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

     The Fund may purchase call options to hedge against an increase in the price of Government Securities that the Fund anticipates purchasing in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.

     The Fund will not purchase put and call options if as a result more than 5% of its total assets would be invested in such options.

     Lending of Portfolio Securities: The Fund may seek to increase its income by lending portfolio securities. Under present regulatory policies, including those of the Board of Governors of the Federal Reserve System and the Securities and Exchange Commission, such loans may be made only to member firms of the New York Stock Exchange, and would be required to be secured continuously by collateral in cash, cash equivalents or high quality Government Securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund would have the right to call a loan and obtain the securities loaned at any time on twenty-four hours' notice. During the existence of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation based on investment of the collateral. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Advisor to be of good standing, and when, in the judgment of the Advisor the consideration which could be earned currently from securities loans of this type justifies the attendant risk. The Fund pays various fees in connection with such loans including shipping fees and reasonable custodian and placement fees approved by the Advisor in accordance with instructions of the Board of Directors of the Fund or designated officers of the Fund. If the Advisor determines to make securities loans, it is not intended that the value of the securities loaned would exceed 30% of the value of the Fund's total assets.

     Portfolio Management: The Fund intends to fully manage its portfolio by buying and selling Government Securities or holding selected Government Securities to maturity, by purchasing securities secured by such securities, and by engaging in transactions involving related Options, Futures and Options on Futures. In managing its portfolio the Fund seeks a high current income consistent with liquidity and safety of principal by taking advantage of market developments and yield disparities, which may include use of the following strategies:

     (1) shortening the average maturity of its portfolio in anticipation of a rise in interest rates so as to reduce the potential for depreciation of principal;

     (2) lengthening the average maturity of its portfolio in anticipation of a decline in interest rates so as to increase the potential for appreciation of principal;

     (3) selling one type of Government Security (e.g., Treasury bonds) and buying another (e.g., GNMA direct pass-through certificates) when disparities arise in the relative values of each; and

     (4) changing from one U.S. Government obligation to an essentially similar U.S. Government obligation when their respective yields are distorted due to market factors.



     The Fund will also use the techniques described above under "When-Issued Securities," "Futures Contracts and Options on Futures Contracts" and "Options" to manage its portfolio.



     These strategies may result in increases or decreases in the Fund's current income available for distribution to the Fund's shareholders and in the holding by the Fund of obligations which sell at moderate to substantial premiums or discounts from face value. Moreover, if the Fund's expectations of changes in interest rates or its evaluation of the normal yield relationship between two obligations proves to be incorrect, the Fund's income, net asset value per share and potential capital gain may be decreased or its potential capital loss may be increased.



                            PORTFOLIO TURNOVER

     It is not the policy of any of the Funds to purchase or sell securities for short-term trading purposes, but each Fund may sell securities to recognize gains or avoid potential for loss. Each Fund will, however, sell any portfolio security (without regard to the time it has been held) when the Advisor believes that market conditions, credit-worthiness factors or general economic conditions warrant such a step. Each Fund may seek to avoid untimely portfolio transactions by utilizing hedging techniques which reduce the necessity to restructure portions of each Fund's portfolio. Each Fund presently estimates that its annualized portfolio turnover rate will generally not exceed 300%. High portfolio turnover might involve additional transaction costs (such as brokerage commissions or sales charges) which are borne by the Fund,or adverse tax effects. (See "Dividends, Distributions and Taxes" in the Prospectus.)


                         INVESTMENT RESTRICTIONS

     In addition to those set forth in The Rightime Fund, Inc.'s current Prospectus, each Fund has adopted the Investment Restrictions set forth below, which cannot be changed without the approval of a majority of the outstanding voting securities of the Fund. As provided in the Investment Company Act of 1940 a "vote of a majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of: (i) more than 50% of the outstanding shares of the Fund; or (ii) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. So long as percentage restrictions are observed by a Fund at the time it purchases any security, changes in values of particular Fund assets or the assets of the Fund as a whole will not cause a violation of any of the following restrictions. These investment restrictions provide that the Funds will not:

             The Rightime Fund, The Rightime Blue Chip Fund,
     The Rightime MidCap Fund, and The Rightime Social Awareness Fund


     (1) issue senior securities, except to the extent that an investment technique described in the Fund's prospectus (such as the use of stock index futures) may be deemed to involve a "senior security;"

     (2) engage in the underwriting of securities except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security;

     (3) purchase or sell real estate or interests therein, although it may purchase securities of issuers which engage in real estate operations and securities which are secured by real estate or interests therein;

     (4) invest for the purpose of exercising control or management of another company;

     (5) purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the Fund may invest in the securities of companies which invest in or sponsor such programs;

     (6) make purchases of securities on "margin" (though the Fund will comply with applicable requirements of the Commodities Futures Trading Commission with respect to futures); or

     (7)     sell securities short;

                            The Rightime Fund

     (8) concentrate its investments in any industry other than registered investment companies;

           The Rightime Blue Chip Fund, The Rightime MidCap Fund, and The Rightime Social Awareness Fund


     (9)     concentrate its investments in any industry;

                 The Rightime Government Securities Fund

     (10) borrow money or pledge its assets except as a temporary measure for extraordinary or emergency purposes and not in excess of 33 1/3% of the value of the total assets of the Fund taken at the lower of their market value or cost (the Fund intends to borrow money only from banks and only to accommodate requests for the redemption of shares of the Fund while effecting an orderly liquidation of portfolio securities) (for the purpose of this restriction, collateral arrangements with respect to options, futures contracts, options on futures contracts and collateral arrangements with respect to initial and variation margins are not considered a pledge of assets);

     (11) purchase any security or evidence of interest therein on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities and except that the Fund may make deposits on margin in connection with futures contracts and related options;

     (12) write, purchase or sell any put or call option or any combination, provided that this shall not prevent the writing, purchasing and selling of puts, calls or combinations thereof with respect to Government Securities and with respect to futures contracts or the purchase, ownership, holding or sale of contracts for the future delivery of fixed income securities; etc. as described in "Investment Objective and Policies";

     (13) underwrite securities issued by other persons except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933 in selling a portfolio security;

     (14) purchase or sell commodities or commodity contracts, except that the Fund may purchase and sell financial futures contracts and related options as described in "Investment Objective and Policies";

     (15) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10% of the Fund's net assets (taken at market value) is held as collateral for such sales at any one time (It is the present intention of management to make such sales only for the purpose of deferring realization of gain or loss for Federal income tax purposes; such sales would not be made of securities subject to outstanding options);

     (16) make loans to other persons except through the lending of its portfolio securities not in excess of 30% of its total assets (taken at market value) and except through the use of repurchase agreements maturing in less than seven days (for these purposes the purchase of all or a portion of an issue of debt securities in accordance with the Fund's investment objective and policies shall not be considered the making of a loan);

     (17) knowingly invest in securities which are restricted securities (including repurchase agreements maturing in more than seven days) under the Securities Act of 1933 if, as a result thereof, more than 10% of the Fund's net assets (taken at market value) would be so invested (the Fund currently does not intend to invest in restricted securities if such investments would equal 5% of the Fund's net assets);

     (18) purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of such issuer to be held by the Fund;

     (19) purchase securities of any issuer if such purchase at the time thereof would cause more than 5% of the Fund's assets (taken at market value) to be invested in the securities of such issuer (other than securities or obligations issued or guaranteed by the United States, any state or political subdivision thereof, or any political subdivision of any such state, or any agency or instrumentality of the United States or of any state or of any political subdivision of any state or the United States); or

     (20) issue any senior security (as that term is defined in the Investment Company Act of 1940 (the "1940 Act")), if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder (for the purpose of this restriction, collateral arrangements with respect to options, futures contracts and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security).

     Other Restrictions: (The Rightime Government Securities Fund) In addition to the restrictions noted above, the Fund will not, as a matter of operating policy: (i) invest more than 5% of its total assets at the time of investment in companies which, including predecessors, have a record of less than three years' continuous operation; or (ii) invest for the purpose of exercising control or management.

     Non-Fundamental Restrictions

          In addition to the restrictions outlined above, the Funds (as indicated below) will also be subject, as a matter of operating policy, to the restrictions noted below: (i) (All Funds) the Funds may only invest in other investment companies within limits set by the Investment Company Act of 1940. With respect to all Funds other than The Rightime Fund, this would allow a Fund to invest up to 10% of its total assets in other investment companies, although not more than 5% of the Fund's total assets may be invested in any one investment company and the Fund's investment in another investment company may not represent more than 3% of the securities of any one investment company. All Funds may also acquire securities of other investment companies beyond such limits pursuant to a merger, consolidation or reorganization; (ii) (Government Securities Fund only) the Fund may not invest more than 5% of its total assets at the time of investment in companies which, including predecessors, have a record of less than three years' continuous operation; and (iii) (Government Securities Fund only) the Fund may not invest for the purpose of exercising control or management.


                          INVESTMENT ADVISOR

     The Rightime Fund, Inc. has entered into investment advisory agreements with the Advisor on behalf of each series of the Fund, as of the following dates: The Rightime Fund, March 26, 1985; The Rightime Government Securities Fund, December 24, 1986; The Rightime Blue Chip Fund, July 1, 1987; The Rightime Social Awareness Fund, March 1, 1990; The Rightime MidCap Fund, November 10, 1991. Each Agreement was initially approved by the Board of Directors for a term of two years from its effective date, subject to shareholder ratification. Each Agreement will continue in effect from year to year thereafter only if such continuance is approved annually by either the Fund's Board of Directors or by a vote of a majority of the outstanding voting securities of the Fund and in either case by the vote of a majority of the directors who are not parties to the Agreement or interested persons (as such term is defined in the Investment Company Act of 1940, as amended) of any party to the Agreement, voting in person at a meeting called for the purpose of voting on such approval. Each Agreement may be terminated at any time without penalty by the Fund's Board of Directors or by a majority vote of the outstanding shares of the Fund, or by the Investment Advisor, in each instance on not less than 60 days' written notice and shall automatically terminate in the event of its assignment. Each Agreement also identifies the right of the Advisor to control the use of the name "Rightime", and each Fund may be required to change its name if the Advisor ceases to act as advisor to the Fund.
The following table shows the fees paid by each series pursuant to its Advisory Agreement, during the three most recent fiscal years:

                                         1997        1996        1995

The Rightime Fund                    $  778,525  $  830,865  $  747,548
The Rightime Government Securities
  Fund                                   33,110      57,725      91,578
The Rightime Blue Chip Fund           1,432,253   1,360,520   1,163,294
The Rightime Social Awareness Fund       53,093      40,814      35,179
The Rightime MidCap Fund                394,749     396,405     354,183

     The sole officer, director and shareholder of the Advisor is David
J. Rights. Mr. Rights is also the Chairman of the Board, President and Treasurer of the Fund and the President and Treasurer of Rightime Administrators, Inc., the Fund's administrator. Mr. Rights is the owner of RTE Securities, Inc., a broker-dealer firm which has been retained by Lincoln Investment Planning, Inc. the Fund's distributor and transfer agent, to provide consulting and wholesaling services with respect to the distribution of the Fund's shares. The Advisor presently serves as advisor to other clients and may do so in the future.


                               DISTRIBUTOR

     Pursuant to the Distribution Agreement for each Fund, the expenses of printing all sales literature, including prospectuses, are to be borne by Lincoln Investment Planning, Inc. (the "Distributor"). Each Distribution Agreement provides that it will continue in effect from year to year only so long as such continuance is specifically approved at least annually by either the Fund's Board of Directors or by a vote of a majority of the outstanding voting securities of the Fund and in either case by the vote of a majority of the directors who are 12b-1 Directors as that term is defined in the prospectus, voting in person at a meeting called for the purpose of voting on such approval. Each agreement will terminate automatically in the event of its assignment. Under each Distribution Agreement, the Distributor is the exclusive agent for the Fund's shares, and has the right to select selling dealers to offer the shares to investors.

     Edward S. Forst, Sr., the Vice-President and Secretary of The Rightime Fund, Inc., is the Chairman of the Distributor; he is also Vice President and Secretary of Rightime Administrators, Inc., each Fund's Administrator. David J. Rights, through RTE Securities, Inc., acts as a consultant to the Distributor, and holds other positions with Fund affiliates as described above under "Investment Advisor."



     The services provided by the Distributor under each Distribution Agreement relate to the sale of the Fund's shares. These services are separate from those provided by the Distributor in its capacity as sub-administrator to Rightime Administrators, Inc., such as receiving and responding to shareholder inquiries, assisting each Fund with tax returns, proxy statements, and other services not undertaken to distribute shares.

     Commissions for distribution of Fund shares and other compensation received by Lincoln Investment Planning during the Fund's fiscal years ended October 31, 1997, 1996, and 1995:



                                                Distributor
                          Net Underwriting      Compensation
     Total Underwriting    Commissions to       on Redemption
        Commissions          Distributor        and Repurchases    Brokerage Commissions    Other Compensation
1995     1,091,389*          1,091,389                -0-                    -0-                     -0-
1996     1,236,367*          1,236,367                -0-                    -0-                     -0-
1997     1,148,636           1,148,636                -0-                    -0-                     -0-

*     Does not include nominal amounts paid to Lincoln Investment
Planning by investment companies whose shares are purchased by The
Rightime Fund to compensate Lincoln Investment Planning for shareholder servicing and/or distribution activities on behalf of such companies.




                           DISTRIBUTION PLAN



     Pursuant to each Fund's 12b-1 Distribution Plan, each Fund may incur distribution costs which may not exceed: .50% per annum of The Rightime Fund's net assets and .25% per annum for each of The Rightime Blue Chip Fund's, The Rightime Social Awareness Fund's and The Rightime MidCap Fund's net assets for payments to the Distributor or others for items such as advertising expenses, selling expenses, commissions or travel reasonably intended to result in sales of shares of the Fund. The 12b-1 Distribution Plan for each Fund also provides that each Fund may incur a shareholder servicing fee of .25% per annum of the Fund's net assets which is paid to the Distributor or others for ongoing servicing and/or maintenance of shareholder accounts.



     During the most recent fiscal year, the distribution expenses paid by the Funds were as follows: The Rightime Fund $778,525; The Rightime Government Securities Fund $0; The Rightime Blue Chip Fund $716,126; The Rightime Social Awareness Fund $26,547; and The Rightime MidCap Fund
$197,374.   The shareholder servicing expenses paid by the Series of the
Fund were as follows: The Rightime Fund $389,263; The Rightime Government Securities Fund $20,694; The Rightime Blue Chip Fund $716,127; The Rightime Social Awareness Fund $26,547; and The Rightime MidCap Fund $197,375.

     The following table sets forth the distribution and shareholder servicing expenses paid on behalf of each series by the Distributor during the most recent fiscal year ended October 31. The excess costs incurred over payments received from the Funds pursuant to each Fund's 12b-1 Distribution Plan were paid by the Distributor from its own resources and will not be reimbursed by the Fund.

                                                           1997
The Rightime Fund
Commissions to Salesmen                                 $704,019
Administration Staff                                      60,704
Advertising & Printing                                    23,971
Miscellaneous Selling Expenses                            64,519
Office Expenses                                           77,790
Professional Services                                     16,754

The Rightime Government Securities Fund
Commissions to Salesmen                                 $ 40,375
Administration Staff                                       3,481
Advertising & Printing                                     1,375
Miscellaneous Selling Expenses                             3,700
Office Expenses                                            4,461
Professional Services                                        961

The Rightime Blue Chip Fund
Commissions to Salesmen                               $1,268,541
Administration Staff                                     109,381
Advertising & Printing                                    43,192
Miscellaneous Selling Expenses                           116,254
Office Expenses                                          140,166
Professional Services                                     30,189

The Rightime Social Awareness Fund
Commissions to Salesmen                                  $47,870
Administration Staff                                       4,128
Advertising & Printing                                     1,630
Miscellaneous Selling Expenses                             4,387
Office Expenses                                            5,289
Professional Services                                      1,139

The Rightime MidCap Fund
Commissions to Salesmen                                 $356,845
Administration Staff                                      30,769
Advertising & Printing                                    12,150
Miscellaneous Selling Expense                             32,703
Office Expense                                            39,429
Professional Services                                      8,492


                    ALLOCATION OF PORTFOLIO BROKERAGE

     The Advisor, in effecting the purchases and sales of portfolio securities for the account of each Fund, will seek execution of trades either: (i) at the most favorable and competitive rate of commission charged by any broker, dealer or member of an exchange; or (ii) at a higher rate of commission charges if reasonable in relation to brokerage and research services provided to the Fund or the Advisor by such member, broker, or dealer. Such services may include, but are not limited to, any one or more of the following: Information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investments. The Advisor may use research and services provided to it by brokers and dealers in servicing all its clients, however, not all such services will be used by the Advisor in connection with the Fund. Portfolio orders may be placed with affiliated broker-dealers, and in such case, the affiliated broker-dealers will receive brokerage commissions. However, portfolio orders will be placed with the affiliated broker-dealers only where the price being charged and the services being provided compare favorably with those which would be charged to the Fund by non-affiliated broker-dealers, and with those charged by the affiliated broker to other unaffiliated customers, on transactions of a like size and nature. Brokerage may also be allocated to dealers in consideration of Fund share distribution but only when execution and price are comparable to that offered by other brokers. The Fund follows the standards of SEC Rule 17e-1 under the Investment Company Act of 1940 which requires that the commission paid to the Distributor must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

     For the Fund's last three fiscal years ended October 31, none of the Fund's aggregate brokerage commissions were paid to Lincoln
Investment Planning, Inc. and for the same periods, none of the Fund's aggregate amount of portfolio transactions (purchases and sales) were effected by Lincoln Investment Planning, Inc.

     The Advisor is responsible for making the Fund's portfolio decisions subject to instructions described in the prospectus. The Board of Directors may however impose limitations on the allocation of portfolio brokerage.



     The Fund expects that purchases and sales of portfolio money market securities will be principal transactions. Such securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. There will usually be no brokerage commissions paid by the Fund for such purchases. Purchases from the underwriters will include the underwriter commission or concession and purchases from dealers serving as market makers will include the spread between the bid and asked price.


                            TRANSFER AGENT




     Lincoln Investment Planning, Inc. serves as transfer agent, dividend disbursing agent and redemption agent for redemptions pursuant to a Transfer and Dividend Disbursing Agency Agreement approved by the shareholders of The Rightime Fund, Inc. at a meeting held for such purpose on October 23, 1986. The agreement is subject to annual renewal by the Board of Directors of the Fund, including the directors who are not interested persons of the Fund or of the Transfer Agent. Pursuant to the agreement, as amended and approved by the Board of Directors, the Transfer Agent receives a fee calculated at an annual rate of $15.00 per shareholder account and will be reimbursed out-of-pocket expenses incurred on the Fund's behalf.





     The Transfer Agent acts as paying agent for all Fund expenses and provides all the necessary facilities, equipment and personnel to perform the usual or ordinary services of Transfer and Dividend Paying Agent, including: receiving and processing orders and payments for purchases of shares, opening stockholder accounts, preparing annual stockholder meeting lists, mailing proxy material, receiving and tabulating proxies, mailing stockholder reports and prospectuses, withholding certain taxes on nonresident alien accounts, disbursing income dividends and capital distributions, preparing and filing U.S. Treasury Department Form 1099 (or equivalent) for all stockholders, preparing and mailing confirmation forms to stockholders for all purposes and redemption of the Fund's shares and all other confirmable transactions in stockholders' accounts, recording reinvestment of dividends and distributions of the Fund's shares and causing redemption of shares for and disbursements of proceeds to withdrawal plan stockholders. The Transfer Agent may contract with other parties to provide services under the agreement. Pursuant to this authority, the Transfer Agent has entered into an agreement under which DST Systems Inc. and its subsidiaries provide computer services and the printing and distribution of confirmations and tax forms.


                          PURCHASE OF SHARES





     The shares of the Fund are continuously offered by the Distributor. Orders for the purchase of shares of the Fund received by the Distributor prior to the close of regular trading on any day the New York Stock Exchange ("NYSE") is open for trading will be confirmed at the offering price next determined (based upon the sales charges and valuation procedures described in the Prospectus) as of the close of regular trading of the NYSE on that day. The New York Stock Exchange is scheduled to be open Monday through Friday throughout the year except for New Year's Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. Orders received by the Distributor after the close of regular trading of the NYSE will be confirmed at the next day's price. It is the responsibility of dealers to transmit orders received by them promptly to the Distributor.

     Purchases of The Rightime Government Securities Fund, The Rightime Blue Chip Fund, The Rightime Social Awareness Fund, and The Rightime MidCap Fund of $50,000 or more at offering price carry reduced sales loads as shown in the table below and may include a series of purchases over a 13-month period under a Letter of Intention signed by a purchaser. The sales loads set forth below are applicable to purchases made at one time by an individual; or an individual, his or her spouse and their children under the age of 21; or a trustee or other fiduciary of a single trust estate or single fiduciary account (including an employee benefit plan qualified under Section 401 of the Internal Revenue Code). For purchases of $2 million or more, there is no sales charge.





                                        Sales Load
                                          as % of
                                         Offering          Amount              Dealer's
       Amount of Purchase                 Price           Invested            Concession*
Less than $50,000                         4.75%             4.99%               4.25%
$50,000 but under $100,000                3.75              3.90                3.35
$100,000 but under $500,000               2.75              2.83                2.45
$500,000 but under $1,000,000             1.75              1.80                1.55
$1,000,000 but under $2,000,000            .75               .76                 .65

For purchases of $2 million or more there is no sales load.






*In some circumstances, the Distributor may allow a larger percentage of the sales load to dealers. Such dealers may have additional responsibilities under the federal securities laws









The Fund must be notified when a sale takes place which would qualify for the reduced sales charge on the basis of previous purchases and current purchases. The reduced sales charge will be granted upon confirmation of the shareholder's holdings by the Fund.

     Officers, directors and employees, and any pension, profit-sharing or qualified retirement plan of The Rightime Fund, Inc., Rightime Econometrics, Inc. and Lincoln Investment Planning, Inc., and registered representatives of dealers who have entered into dealers agreements with the Distributor, may purchase shares of the Funds at the net asset value per share. Certain family members of any such individual and their spouses identified above, and certain trusts, pension, profit-sharing or qualified retirement plan for the sole benefit of such persons may purchase shares of the Fund at the net asset value per share. (See "Waivers of Sales Loads" within "How to Purchase Shares" of the Prospectus.)

     Letter of Intent: The above table is also applicable to the aggregate amount of purchases made by any such purchaser previously enumerated within a 13-month period pursuant to a written Letter of Intent provided by the Distributor, and not legally binding on the signer or the Fund, which includes provisions for a price adjustment, depending upon the actual amount purchased within such period, and which provides for the holding in escrow by the Distributor of 5% of the total amount intended to be purchased until such purchase is completed within the 13-month period. If the intended investment is not completed, the purchaser will be asked to pay an amount equal to the difference between the sales load on the shares purchased at the reduced rate and the sales load otherwise applicable to the total shares purchased. If such payment is not made within 20 days following the expiration of the 13-month period, the Distributor will surrender an appropriate number of the escrowed shares for redemption in order to realize the difference. Such purchasers may include the value (at offering price at the level designated in their Letter of Intent) of all their shares of the Fund previously purchased and still held as of the date of their Letter of Intent toward the completion of such Letter.

     Right of Accumulation: The reduced sales load is applicable to any subsequent purchases of shares of the Fund, by any such purchaser where the aggregate investment in the Funds by such purchaser is $50,000 or more. The Right of Accumulation is applicable to purchases made at any one time by an individual; or an individual, his or her spouse and their children under the age of 21; or a trustee or other fiduciary of a single trust estate or single fiduciary account (including an employee benefit plan qualified under Section 401 of the IRC).





Tax-Sheltered Retirement Plans

     Shares of the Funds are available to all types of tax-deferred retirement plans including custodial accounts described in Section 403(b)(7) of the IRC. Qualified investors benefit from the tax-free compounding of income dividends and capital gains distributions. You can transfer an existing plan into the Fund or set up a new plan in the manner described below.





     Individual Retirement Accounts (IRA) -- Individuals, who are not active participants (and, when a joint return is filed, who do not have a spouse who is an active participant) in an employer maintained retirement plan are eligible to contribute on a deductible basis to an IRA account. The IRA deduction is also available for individual taxpayers and married couples with adjusted gross incomes not in excess of certain specified limits. All individuals may make nondeductible IRA contributions to a separate account to the extent that they are not eligible for a deductible contribution. Income earned by an IRA account is tax deferred. Special IRA programs called SEP-IRAs (Simplified Employee Pension-IRA) and SIMPLE-IRAs (Savings Incentive Match Plan for Employees-IRA) are also available under which employees may set up IRA accounts, into which employers can make contributions in lieu of establishing retirement plans for such employees. SEP-IRAs and SIMPLE-IRAs can free employers of many of the recordkeeping requirements of establishing and maintaining a retirement plan trust.

     If you have received a lump sum distribution from another qualified retirement plan, you may rollover all or part of that distribution into an IRA. Your rollover contribution is not subject to the limits on annual IRA contributions. By acting within applicable time limits of the lump sum distribution you can continue to defer Federal income taxes on your lump sum contribution and on any income that is earned on that contribution.



      KEOGH Plans for Self-Employed -- If you are a self-employed individual, you may establish a Self-Employed Retirement (KEOGH) Plan and contribute up to the maximum amounts permitted for your plan under current tax laws. Under a Defined Benefit KEOGH Plan, you may establish a program with a specific amount of retirement income as your objective. The annual contributions needed to achieve this goal are calculated actuarially and can sometimes exceed the tax-deductible contributions allowed under a regular KEOGH Plan.


     Tax-Sheltered Custodial Accounts -- If you are an employee of a public school, state college or university, or an employee of a non-profit organization exempt from tax under Section 501(c)(3) of the IRC, you may be eligible to make contributions into a custodial account (pursuant to section 403(b)(7) of the IRC) which invests in Fund shares. Such contributions, to the extent that they do not exceed certain limits, are excludable from the gross income of the employee for federal income tax purposes.

     Tax Treatment of Individual Retirement Accounts under the Taxpayer Relief Act of 1997 (the "1997 Act") -- The 1997 Act also contains several new or expanded Individual Retirement Accounts which will be available to the Fund's investors beginning on January 1, 1998.

     The 1997 Act creates a new "Roth IRA" which will permit tax free distributions of account balances if the assets have been invested for five years or more, and the distributions meet certain qualifying restrictions. Investors filing as single taxpayers who have adjusted gross incomes of $95,000 or more, and investors filing as joint taxpayers with adjusted gross incomes of $150,000 or more may find their participation in this IRA to be restricted.

     The 1997 Act also creates a new education IRA to help parents fund their children's post-secondary school education. Parents or others may contribute up to $500 annually to an education IRA on behalf of any child under age 18. This IRA is subject to the same AGI limits as the Roth IRA above, and there are other contribution restrictions that may apply. The education IRA earnings accumulate tax free, and assets that have accumulated in the IRA may be distributed tax free when used to pay qualified higher education expenses.


     Other Retirement, Savings, and Deferred Compensation Plans -- Our Investment Advisor and Distributor make available, through their affiliates, a full range of consulting and plan administrative services, on a fee basis. Information is available to explain and assist you with the establishment of various types of corporate retirement plans, education and charitable organizations deferred compensation plans, thrift and savings plans. Also available are automated recordkeeping and actuarial services for tax-sheltered plan sponsors which fulfill all appropriate accounting and recordkeeping requirements. These services can also accommodate so called "split-funding" options where plan assets may be invested in various investments in addition to the Fund.

     How to establish Retirement Accounts -- All the foregoing retirement plan options require special applications or plan documents. Please call us to obtain information regarding the establishing of retirement plan accounts. CoreStates Bank NA acts as the plan custodian for retirement plan accounts with the Fund, and charges nominal fees in connection with plan establishment and maintenance. These fees are detailed in the plan documents. You may wish to consult with your attorney or other tax advisor for specific advice prior to establishing a plan.





Systematic Withdrawal Plan

     You can arrange to make systematic cash withdrawals from your account monthly, quarterly or annually. Your account, initially, must be at least $5,000 in order to establish this service, although the withdrawals may continue even though your account subsequently drops below $5,000. Each payment must be for an amount not less than $25. If the periodic amount you elect to withdraw is more than the increase in the value of any income or gains in your account, the withdrawals can deplete the value of your account. If the withdrawals are to be sent to someone who is not a registered owner of the shares, a signature guarantee is required on your application for this service. The Fund bears the cost of providing this plan at the present time. Please contact the Fund to obtain information about establishing a systematic withdrawal plan.





In-Kind Redemptions

     To comply with certain state securities regulations, the Fund has undertaken that any portfolio securities issued in an in-kind redemption will be readily marketable securities.



                   DIVIDENDS, DISTRIBUTION AND TAXES


     The Funds' investments in options and futures contracts are subject to many complex and special tax rules. For example, over-the-counter options on debt and equity securities will generally produce a long-term or short-term capital gain or loss upon exercise, lapse, or closing out of the option or sale of the underlying stock or security. By contrast, the Fund's positions in put or call options (including options it has written as well as options it has purchased) which are "listed" (traded on or subject to the rules of a qualified board of Exchange) and which include non-equity options, regulated futures contracts and options on futures contracts will be required to be "marked to market" at the end of the Fund's fiscal year -- that is, treated as closed out or sold at their fair market value -- for Federal income tax purposes. This means that the unrealized appreciation or depreciation in such positions will be treated as having been realized on that date. Sixty percent of such gain or loss and sixty percent of any gain or loss from the actual closing out or exercise of such positions, will be treated as long-term capital gain or loss and the remainder will be treated as short-term capital gain or loss. In addition, on the stipulated expiration date sixty percent of any gain realized on the expiration of a listed option which the Fund has written and sixty percent of any loss realized on the expiration of such an option it has purchased will also be treated as long-term capital gain or loss, as the case may be, and the balance as short-term capital gain or loss. Under legislation pending in technical corrections to the 1997 Act, the 60% long-term capital gain portion will qualify as 20% rate gain and will be subject to tax to individual investors at a maximum rate of 20% for investors in the 28% or higher federal income tax brackets, or at a maximum rate of 10% for investors in the 15% federal income tax bracket.







     Section 1092 of the Code may affect the taxation of options on securities, futures contracts and options on futures contracts. Section 1092 defines a "straddle" as offsetting positions with respect to personal property. A position in personal property is generally defined as any interest, including an option, in personal property. A position in personal property, therefore, includes a debt security and an option written on, or a futures contract to sell, a debt security. Section 1092 generally provides that in the case of a straddle, any loss from the disposition of a position in the straddle can be deducted only to the extent that the loss exceeds the unrealized gains on any offsetting straddle position. For example, if the Fund enters into a straddle consisting of a U.S. Treasury bond and a purchased put with respect to such bond, any loss realized from a closing purchase transaction with respect to the put can be recognized only to the extent that such loss exceeds any unrealized gain on the underlying bond. Section 1092 also provides that "wash sale" rules are applicable to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period as are "short sale" rules which could (i) eliminate or stop the Fund's holding period in a security, and (ii) convert losses arising from the disposition of an option or futures position from short-term to long-term when a hypothetical sale of the underlying security on the date of entry into the option or futures position would have given rise to a long-term capital gain. Management will manage the Fund so as to take into account Section 1092 and IRS regulations thereunder. However, the Fund's ability to obtain a high current income may, under certain circumstances, be adversely affected.


     If such a put or call option or futures contract is part of a "mixed straddle," as defined in the IRC, however, the Fund may be able to make an election under Section 1256(d) of the IRC under which the mark to market and 60/40 rules and the straddle rules of Section 1092 will be inapplicable in whole or in part to positions within the straddle. If a Section 1256(d) election is made and a call or put option the Fund has written lapses, the Fund will recognize a short-term capital gain for Federal income tax purposes. If a call option the Fund has written is exercised and the Fund makes such an election, the Fund will realize a capital gain or loss (long-term or short-term, depending on the Fund's holding period in the underlying security) from the sale of the underlying security and the proceeds from such sale will be increased by the premium originally received. Also, in such case, if a put option which the Fund has written is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchases upon exercise of the option. If the Fund terminates its obligation under an option it has written by entering a closing purchase transaction and it makes such an election it will recognize a short-term gain or loss measured by the difference between the price it has to pay to close the option position and the premium it received for writing the option. This election would also apply to options purchased and futures contracts entered into by the Fund. A Section 1256(d) election could result in an increase in distributions or ordinary income (relative to long-term capital gains) to shareholders.

     In the case of another election the Fund may make, the Fund may set up one or more mixed straddle accounts comprising all or some positions held by the Fund that are required to be "marked to market" as described above (called "Section 1256 contracts"), and all positions offsetting such positions. In such a case, the Fund will mark each such position to market on a daily basis, compute the net Section 1256 contract gain or loss and net non-Section 1256 contract gain or loss for the account, and the "daily account net gain or loss" for each account. Any daily account net gain or loss attributable to a net non-Section 1256 gain or loss will be treated as short-term and any daily account net gain or loss attributable to net Section 1256 contract gain or loss will be treated as sixty percent long-term capital gain or loss, and forty percent short-term capital gain or loss, with corresponding basis adjustments. Such daily account net gains and losses will be netted on an annual basis as will the annual account net gains and losses for all mixed straddle accounts; however, no more than fifty percent of the total annual account net gain for a taxable year shall be treated as long-term capital gain, and no more than forty percent of the total annual account net loss for a taxable year shall be treated as short-term capital loss.

     Yet a third election the Fund may make would enable it to identify separately those mixed straddles with respect to which it chooses to offset gains and losses before applying "60/40 treatment" to the net amount of any gains or losses attributable to Section 1256 contracts.


     Section 1233 of the IRC provides generally for the gain and loss consequences of short sales. Such gains and losses are capital gains and losses to the extent the property used to close the short sale constitutes a capital asset of the Fund (which will always be the case under the Fund's method of investment). Section 1233 establishes those rules for determining holding period of securities involved in short sales and whether the capital gain or loss on short sales is long term and short term. Under Rule one, if at the time of a short sale, the Fund has not held short term securities "substantially identical" to the securities sold short [for a period longer than the short time holding period], then any gain realized on the closing on the short sale is short term regardless of the length of time the sale was open or the period for which the securities used to close the sale were held. Rule two provides that the holding period of any securities "substantially identical" to the securities sold short, which were held short term at the time of the short sale or required thereafter and before its closing, begins on the earlier of: (a) the date the short sale is closed; and (b) the date such other acquired securities are sold or otherwise disposed of. Rule one applies only to the extent gain is realized; Rule two applies in gain or loss situations. Rule three provides that when at the time of a short sale the Fund holds securities long term which are "substantially identical" to those sold short, any loss resulting from the closing of the short sale is a long term loss regardless of the holding period of the securities used to close the short sale. Rules one and three apply only to the extent the securities used to close the transaction are not in excess of the substantially identical securities in the order of acquisition and only to the extent they do not exceed the quantity sold short. The term "substantially identical" in the case of securities has the same meaning as in Section 1091 of the IRC dealing with "wash sales".





     A holder of a zero coupon Treasury security will receive no cash payment of interest prior to maturity; it will be required for federal income taxes purposes to include an imputed amount of interest income on its investment income calculations each year a particular zero coupon Treasury security is held. In general, this income computation will be based upon the "effective interest" method of calculation. This method results in the reporting of income in increasing amounts each year and in reduced net investment income on a present value basis when compared to the (former) "straight-line" method. The straight-line computation of interest simply allocates the total discount equally over all periods during which the obligation will exist.

     The 1997 Act has also added new provisions for dealing with transactions that are generally called "Constructive Sale Transactions." Under these rules, the Fund must recognize gain (but not loss) on any constructive sale of an appreciated financial position in stock, a partnership interest or certain debt instruments. The Fund will generally be treated as making a constructive sale when it: 1) enters into a short sale on the same property, 2) enters into an offsetting notional principal contact, or 3) enters into a futures or forward contract to deliver the same or substantially similar property. Other transactions (including certain financial instruments called collars) will be treated as constructive sales as providing in Treasury regulations to be published. There are also certain expectations that apply for transactions that are closed before the end of the 30th day after the close of the taxable year.

     Distributions paid to shareholders by the Fund of ordinary income and short-term capital gains arising from the Fund's investments, including investments in options, forwards, and futures contracts, will be taxable as ordinary income. The Fund will monitor its transactions in such options and contracts and may make certain other tax elections in order to mitigate the effect of the above rules.

     Since it is the Fund's policy to meet the requirements of Subchapter M of the IRC of 1986, and accordingly distribute to its shareholders at least 90% of the income, the Fund may be required to pay out as a dividend each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions will be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Investment Advisor will select which securities to sell. The Fund may realize a gain or loss from such sales. In the event the Fund realizes net capital gain from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

     Under the 1997 Act, the Fund is required to report the capital gain of portfolio securities using the following categories:

      "28% rate gains": gains resulting from securities sold by the Fund after July 28, 1997 that were held for more than one year but not more than 18 months, and securities sold by the Fund before May 7, 1997 that were held for more than one year. These gains will be taxable to individual investors at a maximum rate of 28%.

     "20% rate gains": gains resulting from securities sold by the Fund after July 28, 1997 that were held for more than 18 months, and under a transitional rule, securities sold by the Fund between May 7 and July 28, 1997 (inclusive) that were held for more than one year. These gains will be taxable to individual investors at a maximum rate of 20% for individual investors in the 28% or higher federal income tax brackets, and at a maximum rate of 10% for investors in the 15% federal income tax bracket.

     The Act also provides for a new maximum rate of tax on capital gains of 18% for individuals in the 28% or higher federal income tax brackets and 8% for individuals in the 15% federal income tax bracket for "qualified 5-year gains." For individuals in the 15% bracket, qualified 5-year gains are net gains on securities held for more than 5 years which are sold after December 31, 2000. For individuals who are subject to tax at higher rates, qualified 5-year gains are net gains on securities which are purchased after December 31, 2000 and are held for more than 5 years. Taxpayers subject to tax at the higher rates may also make an election for shares held on January 1, 2001 to recognize gain on their shares in order to qualify such shares as qualified 5-year property.




                   OFFICERS AND DIRECTORS OF THE FUND


                                Position and Office                        Principal Occupation
Name, Address and Age             with the Fund                            During Past Five Years


David J. Rights*                Chairman of the Board,                     President of Rightime, Econometrics, Inc.
1095 Rydal Road                 President, and                             a registered investment advisor; President
Rydal, PA 19046                 Treasurer                                  and Treasurer of Rightime Administrators;
Age 52                                                                     President of RTE Securities, Inc. a
                                                                           registered broker-dealer; and Consultant
                                                                           to Lincoln Investment Planning, Inc.,
                                                                           a registered investment advisor and
                                                                           broker dealer.


Edward S. Forst Sr.            Director, Vice-                             Chairman of the Board, Lincoln Investment
218 Glenside Avenue            President and                               Planning Inc., a registered investment
Wyncote, PA 19095-1595         Secretary                                   advisor and broker dealer; Vice President
Age 71                                                                     and Secretary of Rightime Administrators.


Francis X. Barrett             Director                                    Director and Member of the Finance and
3121 Kutztown Road                                                         Pension Committee, Sacred Heart Hospital;
Reading, PA  19605                                                         Formerly, Executive Director, National
Age 72                                                                     Catholic Education Association; and Pastor,
                                                                           Church of Holy Guardian Angels, Reading, PA


Dr. Winifred L. Tillery        Director                                    Education Consultant to the NJ State Dept.
744 Amsterdam Road                                                         of Education; Superintendent of Schools, Camden
Mt. Laurel, NJ 08054                                                       County, New Jersey. Formerly, Director, Division
Age 65                                                                     of Direct Services, NJ Dept. of Education; and
                                                                           Executive Director for Special Education for
                                                                           the Philadelphia School District


Dr. Carol A. Wacker            Director                                    Formerly, Assistant Superintendent for
1659 Landquist Dr.                                                         Senior High Schools, the Philadelphia School
Encinitas, CA  92024                                                       District.
Age 64



The officers conduct and supervise the daily business operations of the Fund, while the directors, in addition to functions set forth under "Advisor," "Administrator" and "Distributor" review such actions and decide on general policy. Compensation to officers and directors of the Fund who are affiliated with the Administrator, the Investment Advisor or the Distributor is paid by the Administrator, the Investment Advisor or the Distributor, respectively, and not by the Fund. Directors receive a $7,000 annual retainer and $1,250 per board of directors meeting attended and are reimbursed for expenses incurred in connection with attendance at such meetings. Directors who are members of the audit committee receive $1,250 per audit committee meeting if such meeting is held separately from a board meeting. During the most recent fiscal year, there were four meetings of the board of directors, and two separate meetings of the audit committee. The Fund has adopted a Code of Ethics which governs when and how securities investment personnel may engage in personal securities transactions.

The officers and directors of The Rightime Fund, Inc. do not, individually or as a group, beneficially own more than 1% of any of the Funds.

                                                                                           (5)
                                                              (3)                         Total
                                                           Pension or                  Compensation
                                                           Retirement         (4)         From
                                          (2)               Benefits       Estimated   Registrant
                                       Aggregate           Accrued As       Annual      and Fund
                                      Compensation          Part of        Benefits      Complex
        (1)                              from                Fund            Upon        Paid to
Name of Person, Position              Registrant           Expenses       Retirement    Directors

David J. Rights, Director*                $0                 None            None         None
Edward S. Forst, Sr., Director*           $0                 None            None         None
Francis X. Barrett, Director            $14,500              None            None        $14,500
Dr. Winifred L. Tillery, Director       $14,500              None            None        $14,500
Dr. Carol A. Wacker, Director           $14,500              None            None        $14,500


* "Interested" person as defined in the Investment Company Act of 1940 (the "1940 Act").



                           GENERAL INFORMATION

Audits and Reports

     The accounts of The Rightime Fund, Inc., are audited each year by Tait, Weller & Baker of Philadelphia, PA, independent certified public accountants. Shareholders receive semiannual and annual reports of the Fund including the annual audited financial statements and a list of securities owned.



Custodian

     The Fund has retained CoreStates Bank, NA, Philadelphia,
Pennsylvania to act as custodian of the securities and cash of each series of the Fund.

                              PERFORMANCE

     Current yield and total return may be quoted in advertisements, shareholder reports or other communications to shareholders. Occasionally, the Fund may include its distribution rate in sales literature. Yield is the ratio of income per share derived from the Fund's portfolio investments to a current maximum offering price expressed in terms of percent. The yield is quoted on the basis of earnings after expenses have been deducted. Total return is the total of all income and capital gains paid to shareholders, assuming reinvestment of all distributions, plus (or minus) the change in the value of the original investment, expressed as a percentage of the purchase price. The distribution rate is the amount of distributions per share made by the Fund over a twelve-month period divided by the current maximum offering price.

     Securities and Exchange Commission rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the Commission. Current yield and total return quotations used by the Fund are based on the standardized methods of computing performance mandated by the Commission. An explanation of those and other methods used by the Fund to compute or express performance follows:






     The yield for The Rightime Government Securities Fund for the 30-day period ended on the date of the audited financial statements contained herein was 3.91%.






     As indicated below, current yield is determined by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period and analyzing the result. Expenses accrued for the period include any fees charged to all shareholders during the 30-day base period. According to the SEC formula:






               Yield = 2 [( a-b + 1)6-1]
                         cd






where

a =     dividends and interest earned during the period.
b =     expenses accrued for the period (net of reimbursements).
c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

d = the maximum offering price per share on the last day of the period.


          The average annual total return for each Fund for the indicated period ended on the date of the balance sheet contained herein is as follows:

                       One Year             Five Year           Ten Year           Since Fund's
Fund Name               Period               Period              Period             Inception






The Rightime Fund       (2.77)%                8.48%               8.26%               10.24%

The Rightime Government
Securities Fund         (6.75)%                1.75%               4.59%                3.80%

The Rightime Blue
Chip Fund               (2.24)%                8.80%               8.76%                8.63%

The Rightime Social
Awareness Fund           0.75%                 7.97%                 --                 7.91%

The Rightime MidCap
Fund                     0.53%                 9.00%                 --                 8.95%


          As the following formula indicates, the average annual total return is determined by multiplying a hypothetical initial purchase order of $1,000 by the average annual compound rate of return (including capital appreciation/depreciation and dividends and distributions paid and reinvested) for the stated period less any fees charged to all shareholder accounts and analyzing the result. The calculation assumes the maximum sales load is deducted from the initial $1,000 purchase order and that all dividends and distributions are reinvested at the net asset value on the reinvestment dates during the period. The quotation assumes the account was completely redeemed at the end of each one, five and ten year period or since inception and the deduction of all applicable charges and fees. According to the SEC formula:





                          n
                    P(1+T)  = ERV

where:

P     =     a hypothetical initial payment of $1,000

T     =     average annual total return

n     =     number of years

ERV   =     ending redeemable value of a hypothetical $1,000 payment
            made at the beginning of the 1, 5, or 10 year periods at the end of the 1, 5, or 10 year periods (or fractional portion thereof).

          Sales literature pertaining to the Fund may quote a distribution rate in addition to the yield or total return. The distribution rate is the amount of distributions per share made by the Fund over a twelve-month period divided by the current maximum offering price. The distribution rate differs from the yield because it measures what the Fund paid to shareholders rather than what the Fund earned from investments. It also differs from the yield because it may include dividends paid from premium income from option writing, if applicable, and short-term capital gains in addition to dividends from investment income. Under certain circumstances, such as when there has been a change in the amount of dividend payout, or a fundamental change in investment policies, it might be appropriate to annualize the distributions paid over the period such policies were in effect, rather than using the distributions paid during the past twelve months.

          With respect to those categories of investors who are permitted to purchase shares of the Fund at net asset value, sales literature pertaining to the Fund may quote a "Current Return for Net Asset Value Investments." This rate is computed by adding the income dividends paid by the Fund during the last twelve months and dividing that sum by a current net asset value. Figures for compound yield, total return and other measures of performance for Net Asset Value Investments may also be quoted. These will be derived as described elsewhere in this Statement with the substitution of net asset value for public offering price.

          Sales literature referring to the use of the Fund(s) as a potential investment for Individual Retirement Accounts (IRAs), and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

          Regardless of the method used, past performance is not necessarily indicative of future results, but is an indication of the return to shareholders only for the limited historical period used.

Comparisons and Advertisements

          To help investors better evaluate how an investment in the Fund(s) might satisfy their investment objective, advertisements regarding the Fund(s) may discuss yield or total return for the Fund(s) as reported by various financial publications. Advertisements may also compare yield or total return to yield or total return as reported by other investments, indices, and averages. The following publications, indices, and averages may be used:

          a) Dow Jones Composite Average or its component averages - an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks (Dow Jones Utilities Average), and 20 transportation company stocks. Comparisons of performance assume reinvestment of dividends.

          b)  Standard & Poor's 500 Stock Index or its component indices
- an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks, and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

          c) Standard & Poor's MidCap 400 Index - an unmanaged index composed of 400 domestic and Canadian stocks which measures the mid-range sector of the U.S. stock market.

          d)  The New York Stock Exchange composite or component indices
- unmanaged indices of all industrial, utilities, transportation, and finance stocks listed on the New York Stock Exchange.

          e) Lipper - Mutual Fund Performance Analysis, Lipper Fixed Income Analysis, and Lipper Mutual Fund Indices - measures total return and average current yield for the mutual fund industry. Ranks individual mutual fund performance over specified time periods assuming reinvestment of all distributions, exclusive of sales charges.

          f) The Ryan composite or component indices - unmanaged indices of U.S. government securities as published in Barron's and other publications.

          g) Donoghue money market fund indices - unmanaged indices of money market funds as published in Barron's and other publications.

          h)  CDA Mutual Fund Report, published by CDA Investment
Technologies, Inc. - analyzes price, current yields, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

          i)  Weisenberger - Mutual Funds Panorama, Weisenberger
Investment Companies, published by Warren, Gorham & Lamont, Inc. - Lists distributions, price and fund privileges; measures performance over varying time period, calculates yield and lists expense ratios.

          j) Mutual Fund Values and Mutual Fund Source Book, published by Morningstar, Inc. - Lists fund assets, portfolio composition, annual total return, portfolio statistics, income and expense ratios, risk statistics and ranks funds by objective. Provides statistics on the mutual fund industry.

          k) Financial publications such as Business Week, Changing Times, Financial World, Forbes, Fortune, Money Magazine, Wall Street Journal, Barron's et al. which rate fund performance over various time periods.

          l) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services, in major expenditure groups.

          In assessing such comparisons of yield, return, or volatility, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Fund's portfolio, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its figures. In addition there can be no assurance that the Fund will continue this performance as compared to such other averages.


                          FINANCIAL STATEMENTS

     The Rightime Fund Inc.'s financial statements are contained in its annual report to shareholders dated October 31, 1997, which is available without charge upon request, and is incorporated herein by reference.



ADMINISTRATOR
Rightime Administrators Inc.
218 Glenside Avenue
Wyncote, PA  19095-1594





INVESTMENT ADVISOR
Rightime Econometrics, Inc.
1095 Rydal Road
Rydal, PA 19046-1711

DISTRIBUTOR
Lincoln Investment Planning, Inc.
218 Glenside Avenue
Wyncote, PA  19095-1595

CUSTODIAN
CoreStates Bank, NA
Broad and Chestnuts Streets
Philadelphia, PA  19101-7618

TRANSFER AGENT
Lincoln Investment Planning, Inc.
218 Glenside Avenue
Wyncote, PA  19095-1594

MAILING ADDRESS:
Rightime Fund Quick Mail
P.O. Box 13813
Philadelphia, PA 19101-3813






LEGAL COUNSEL
Stradley, Ronon, Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA  19103-7098






AUDITORS
Tait, Weller & Baker
Eight Penn Center, Suite 800
Philadelphia, PA  19103-2108








                         THE RIGHTIME FUND, INC.

                               FORM N-14

Part C.  OTHER INFORMATION

     Item 15.     Indemnification
                  ---------------

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by its against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     ITEM 16.     Exhibits.
                  --------
          (1)     (a)     Articles of Incorporation of Registrant
                          (Exhibit to Form N1A filed 2/19/85; filed via EDGAR in PE#22 on 3/1/97);*

                  (b)     Articles Supplementary establishing The
                          Rightime Government Securities Fund
                          (Exhibit to Post-effective Amendment No. 4 to Form N1A; filed via EDGAR in PE#22 on 3/1/97);*

                  (c)     Articles Supplementary establishing The
                          Rightime Blue Chip Fund (Exhibit to
                          Post-effective Amendment No. 7 to Form N1A;
                          filed via EDGAR in PE#22 on 3/1/97);*

                  (d)     Articles Supplementary establishing The
                          Rightime Growth Fund (Exhibit to Post-effective Amendment No. 11 to Form N1A; filed via EDGAR in PE#22 on 3/1/97);*

                  (e)     Articles Supplementary establishing The
                          Rightime Social Awareness Fund
                          (Exhibit to Post-effective Amendment No. 13 to Form N1A; filed via EDGAR in PE#22 on 3/1/97);*

                  (f)     Articles Supplementary establishing The
                          Rightime MidCap Fund
                          (Exhibit to Post-effective Amendment No. 16 to Form N-1A; filed via EDGAR in PE#22 on 3/1/97):*

(2) Copies of the existing bylaws of Registrant(Exhibit to Form N1A filed 219-85; filed via EDGAR in PE#22 on 3/1/97);*

(3) Copies of any voting trust agreement with respect to more than 5 percent of any class of equity securities of the Registrant.

        Not applicable;

(4) A copy of the Plan of Reorganization is included in this Registration Statement as Exhibit A to the Combined Proxy Statement/Prospectus.

(5)     (a)     Specimen of capital stock certificate of The Rightime
                Series of Registrant (Exhibit to Post-effective
                Amendment No. 2 to Form N1A);

        (b)     Specimen of capital stock certificate of The
                Rightime Government Securities Series (Exhibit to
                Post-effective Amendment No. 4 to Form N1A);

        (c)     Specimen of capital stock certificate of The
                Rightime Blue Chip Fund Series (Exhibit to Post-effective Amendment No. 7 to Form N1A);

        (d)     Specimen of capital stock certificate of The
                Rightime Social Awareness Fund (Exhibit to Post-effective Amendment No. 13 to Form N1A);

        (e) Specimen of capital stock certificate of The Rightime MidCap Fund (Exhibit to Post-effective Amendment No. 16 to Form N-1A);

(6)     (a)     Investment Advisory Agreement between the Registrant and
                Rightime Econometrics, Inc. on behalf of The Rightime
                Series (Exhibit to Form N1A filed 2/19/85; filed via
                EDGAR in PE#22 on 3/1/97);*

        (b) Investment Advisory Agreement between the Registrant and Rightime Econometrics, Inc. on behalf of The Rightime Government Securities Series (Exhibit to Post-effective Amendment No. 4 to Form N1A; filed via EDGAR in PE#22 on 3/1/97);*

        (c) Investment Advisory Agreement between the Registrant and Rightime Econometrics, Inc. on behalf of The Rightime Blue Chip Fund Series (Exhibit to Post-effective
                Amendment No. 7 to Form N1A; filed via EDGAR in PE#22 on
                3/1/97);*

        (d) Investment Advisory Agreement between the Registrant and Rightime Econometrics, Inc. on behalf of The Rightime Growth Fund Series (Exhibit to Post-effective Amendment No. 11 to Form N1A);

        (e) Investment Advisory Agreement between the Registrant and Rightime Econometrics, Inc. on behalf of The Rightime Social Awareness Fund (Exhibit to Post-effective
                Amendment No. 13 to Form N1A; filed via EDGAR in PE#22 on 3/1/97);*

        (f) Investment Advisory Agreement between the Registrant and Rightime Econometrics, Inc. on behalf of The Rightime MidCap Fund (Exhibit to Post-effective Amendment No. 16 to Form N-1A; filed via EDGAR in PE#22 on 3/1/97);*

(7)     (a)     Distribution Agreement between Registrant and Lincoln
                Investment Planning, Inc. on behalf of The Rightime
                Series (Exhibit to Pre-effective Amendment No. 1 to Form
                N1A; filed via EDGAR in PE#22 on 3/1/97);*

        (b)     (i)     Distribution Agreement between Registrant and
                        Lincoln Investment Planning, Inc. on behalf of
                        The Rightime Government Securities Series
                        (Exhibit to Post-effective Amendment No. 4 to
                        Form N1A; filed via EDGAR in PE#22 on 3/1/97);

                (ii) Form of Amended Distribution Agreement between Registrant and Lincoln Investment Planning, Inc. for the Rightime Government Securities Series (Exhibit to Post-effective Amendment No. 9 to Form N1A; filed herewith);

        (c) Distribution Agreement between Registrant and Lincoln Investment Planning, Inc. on behalf of The Rightime Blue Chip Fund Series (Exhibit to Post-effective Amendment No. 7 to Form N1A; filed via EDGAR in PE#22 on 3/1/97);*

        (d) Distribution Agreement between Registrant and Lincoln Investment Planning, Inc. on behalf of The Rightime Growth Fund (Exhibit to Post-effective Amendment No. 11 to Form N1A);

        (e) Distribution Agreement between Registrant and Lincoln Investment Planning, Inc. on behalf of The Rightime Social Awareness Fund (Exhibit to Post-effective Amendment No. 13 to Form N1A; filed via EDGAR in PE#22 on 3/1/97);*

        (f) Distribution Agreement between Registrant and Lincoln Investment Planning, Inc. on behalf of The Rightime MidCap Fund (Exhibit to Post-effective Amendment No. 16 to Form N-1A; filed via EDGAR in PE#22 on 3/1/97);*

(8)     Not applicable;

(9)     (a)     Custody Agreement between the Registrant and First
                Pennsylvania Bank, N.A. on behalf of The Rightime Series.
                (Exhibit to Form N1A filed 2/19/85).

        (b) Custody Agreement between the Registrant and Investors Fiduciary Trust Company on behalf of The Rightime Government Securities Series. (Exhibit to Post-effective Amendment No. 4 to Form N1A).

        (c) Custody Agreement between the Registrant and First Pennsylvania Bank, N.A. on behalf of The Rightime Blue Chip Fund Series (Exhibit to Post-effective Amendment No. 7 to Form N1A).

        (d) Custody Agreement between Registrant and Philadelphia National Bank for custodial services (Exhibit to Post-effective Amendment No. 11 to Form N1A; filed via EDGAR in PE#22 on 3/1/97.)*

        (e)     Amendment to Custodian Agreement (Exhibit to
                Post-effective Amendment No. 13 to Form N1A; filed via EDGAR in PE#22 on 3/1/97);*

        (f)     Amendment to Custodian Agreement (Exhibit to
                Post-effective Amendment No. 16 to Form N-1A; filed via EDGAR in PE#22 on 3/1/97);*

(10)    (a)     12b-1 Plan regarding:  The Rightime Series (Exhibit to
                Form N1A filed 2/19/85; filed; via EDGAR in PE#22 on 3/1/97);*

        (b)     Amendment No. 1 to 12b-1 Plan (Exhibit to
                Post-effective Amendment No. 15 to Form N-1A; filed via EDGAR in PE#22 on 3/1/97);*

        (c)     12b-1 Plan regarding:  The Rightime Government
                Securities Fund series (Exhibit to Post-effective
                Amendment No. 4 to Form N1A; filed via EDGAR in PE#22 on 3/1/97);*

        (d)     Amendment No. 1 to 12b-1 Plan (Exhibit to
                Post-effective Amendment No. 15 to Form N-1A; filed via EDGAR in PE#22 on 3/1/97);*

        (e)     12b-1 Plan regarding:  The Rightime Blue Chip Fund
                Series (Exhibit to Post-effective Amendment No. 7 to Form N1A; filed via EDGAR in PE#22 on 3/1/97);*

        (f)     Amendment No. 1 to 12b-1 Plan (Exhibit to
                Post-effective Amendment No. 15 to Form N-1A; filed via EDGAR in PE#22 on 3/1/97);*

        (g) 12b-1 Plan regarding: The Rightime Growth Fund Series (Exhibit to Post-Effective Amendment No. 11 to Form N1A; filed via EDGAR in PE#22 on 3/1/97);

        (h) Amendment No. 1 (Exhibit to Post-effective Amendment No. 15 to Form N-1A; filed via EDGAR in PE#22 on 3/1/97);

        (i) 12b-1 Plan regarding: The Rightime Social Awareness Fund Series (Exhibit to Post-effective Amendment No. 13 to Form N1A; filed via EDGAR in PE#22 on 3/1/97);*

        (j)     Amendment No. 1 to 12b-1 Plan (Exhibit to
                Post-effective Amendment No. 15 to Form N-1A; filed via EDGAR in PE#22 on 3/1/97);*

        (k) 12b-1 Plan regarding: The Rightime MidCap Fund Series (Exhibit to Post-effective Amendment No. 16 to Form N-1A; filed via EDGAR in PE#22 on 3/1/97);*

(11) Opinion and consent of counsel as to the legality of the securities being registered indicating whether they will, when sold, be legally issued, fully paid and non-assessable was filed as an exhibit to Post-Effective Amendment No. 23 to the Registration Statement and is incorporated by reference herein.

(12) An opinion and consent to its use, of counsel supporting the tax matter and consequences to shareholders discussed in the prospectus will be filed as a Post-Effective Amendment to this Registration Statement

(13)    (a)     (i)     Transfer Agency Agreement between the
                        Registrant and First Pennsylvania Bank, N.A.
                        on behalf of The Rightime Series. (Exhibit to Form N1A filed 2/19/85);

                (ii) Amendment to the Transfer Agency Agreement (Exhibit to Post-effective Amendment No. 2 to Form N1A);

        (b) Transfer and Dividend Disbursing Agency Agreement between the Registrant and Lincoln Investment Planning (Exhibit to Post-Effective Amendment No. 4 to Form N-1A; filed via EDGAR in PE#22 on 3/1/97);*

        (c)     (i)     Administration Agreement between Registrant and
                        Rightime Administrators, Inc. on behalf of The
                        Rightime Fund series (Exhibit to Pre-effective
                        Amendment No. 1 to Form N1A filed via EDGAR in
                        PE#22 on 3/1/97);

                (ii)    Proposed Form of Amended and Restated
                        Administration Agreement between Registrant and Rightime Administrators, Inc. on behalf of The Rightime Fund series.*

        (d)     (i)     Administration Agreement between Registrant and
                        Rightime Administrators, Inc. on behalf of The
                        Rightime Government Securities Fund series
                        (Exhibit to Post-effective Amendment No. 4 to
                        Form N1A filed via EDGAR in PE#22 on 3/1/97);

                (ii)    Proposed form of Amended and Restated
                        Administration Agreement between Registrant and Rightime Administrators, Inc. on behalf of The Rightime Government Securities Fund series.*

        (e)     (i)     Administration Agreement between Registrant and
                        Rightime Administrators, Inc. on behalf of The
                        Rightime Blue Chip Fund series (Exhibit to
                        Post-effective Amendment No. 7 to Form N1A filed via EDGAR in PE#22 on 3/1/97);

                (ii)    Proposed form of Amended and Restated
                        Administration Agreement between Registrant and Rightime Administrators, Inc. on behalf of The Rightime Blue Chip Fund series.*

        (f)     Administration Agreement between Registrant and
                Rightime Administrators, Inc. on behalf of The Rightime Growth Fund (Exhibit to Post-effective Amendment No. 11 to Form N1A);

        (g)     (i)     Administration Agreement between Registrant and
                        Rightime Administrators, Inc. on behalf of The
                        Rightime Social Awareness Fund series (Exhibit to Post-effective Amendment No. 13 to Form N1A filed via EDGAR in PE#22 on 3/1/97);

                (ii) Amended and Restated Administration Agreement dated as of December 12, 1997 between Registrant and Rightime Administrators, Inc. on behalf of The Rightime Social Awareness Fund series.*

        (h)     (i)     Administration Agreement between Registrant and
                        Rightime Administrators, Inc. on behalf of The
                        Rightime MidCap Fund series (Exhibit to
                        Post-effective Amendment No. 16 to Form N-1A filed via EDGAR in PE#22 on 3/1/97);

                (ii) Amended and Restated Administration Agreement dated September 19, 1997 between the Registrant and Rightime Administrators, Inc. on behalf of The Rightime MidCap Fund series.*

        (i) Services Agreement dated March 26, 1985 between Rightime Administrators, Inc. and Lincoln Investment Planning, Inc. (Exhibit to Form N1A filed 2/19/85);*

        (j)     Accounting Services Agreement between Rightime
                Administrators, Inc. and First Pennsylvania Bank, N.A. (Exhibit to Post-effective Amendment No. 2 to Form N1A);

        (k) Amendment of the Accounting Services Agreement (Exhibit to Post-effective Amendment No. 2 to Form N1A);

                (l) Accounting Services Agreement dated December 1, 1986 between the Registrant and Lincoln
                        Investment Planning, Inc., together with
                        Amendment No. 1 thereto;*

(14)     Consent of Auditors (filed herewith);

(15)     Not applicable;

(16)     Not applicable.

*Previously filed and incorporated by reference

Item 17.     Undertakings
             ------------
(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering for them.



                              SIGNATURES
                              ----------

     As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City
of Wyncote, and the Commonwealth of Pennsylvania, on the   6   day
                                                        ------
of April 6, 1998.
  --------------
                              THE RIGHTIME FUND, INC.
                              (Registrant)

                              By:/S/David J. Rights
                                 ----------------------
                                    David J. Rights, President

     As required by the Securities Act of 1933, this Registration
Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature:               Title:                     Date:
---------                -----                      ----

/S/David J. Rights       Director, President      April 6, 1998
----------------------                            -------
David J. Rights          (Principal Executive
                         Officer), and Treasurer
                         (Principal Financial
                         and Accounting
                         Officer)

/S/Edward S. Forst, Sr.  Director                 April 6, 1998
----------------------                            -------
Edward S. Forst, Sr.

/S/Francis X. Barrett    Director                 April 6, 1998
----------------------                            -------
Francis X. Barrett

/S/Winifred L. Tillery   Director                 April 6, 1998
----------------------                            -------
Winifred L. Tillery

/S/Carol A. Wacker       Director                 April 6, 1998
----------------------                            -------
Carol A. Wacker